UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21374

PIMCO Income Strategy Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: July 31

Date of reporting period: January 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS

Semiannual Report

January 31, 2020

PIMCO Corporate & Income Opportunity Fund | PTY | NYSE

PIMCO Corporate & Income Strategy Fund | PCN | NYSE

PIMCO High Income Fund | PHK | NYSE

PIMCO Income Strategy Fund | PFL | NYSE

PIMCO Income Strategy Fund II | PFN | NYSE

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.337.4626. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Letter from the Chair of the Board & President

Dear Shareholder,

Following this letter is the PIMCO Closed-End Funds Semiannual Report, which covers the six-month reporting period ended January 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended January 31, 2020

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0% and 2.1% during the second and third quarters of 2019, respectively. The Commerce Department’s second reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. At the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%. Since that time, the Fed has remained on hold and, at its meeting that concluded on January 29, 2020, the Fed said, “The Committee will continue to monitor the implications of incoming information for the economic outlook, including global developments and muted inflation pressures, as it assesses the appropriate path of the target range for the federal funds rate.”

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given the uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.51% at the end of the reporting period, versus 2.02% on July 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 2.79%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 4.54%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.54%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 4.06%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.08%.

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered

2	PIMCO CLOSED-END FUNDS

expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 3.36%, whereas global equities, as represented by the MSCI World Index, returned 7.94%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 8.87% and European equities, as represented by the MSCI Europe Index (in EUR), returned 6.75%.

Commodity prices fluctuated and were mixed during the reporting period. When the reporting period began, Brent crude oil was approximately $65 a barrel and it ended the period at roughly $58 a barrel. Elsewhere, copper prices also declined, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -0.15% versus the euro, -0.40% versus the Japanese yen and -8.61% versus the British pound, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO closed-end funds investments, please contact your financial advisor or call the funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JANUARY 31, 2020	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yield of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value (“NAV”). A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Certain Funds’ monthly distributions may include, among other possible sources, interest income from its debt portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.

Strategies involving interest rate derivatives may attempt to capitalize on differences between short-term and long-term interest rates as part of a Fund’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.

A Fund may also enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) and that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”). In a paired swap transaction, a Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest

4	PIMCO CLOSED-END FUNDS

rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund’s income- and gain-generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in a Fund’s NAV. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a significant portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that the Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

The notional exposure of a Fund’s interest rate derivatives may represent a multiple of the Fund’s total net assets. There can be no assurance a Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Notes 6 and 7 in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares.

In addition, because the fees received by PIMCO are based on the average weekly total managed assets (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus any accrued liabilities (other than liabilities representing leverage) of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, and on the average daily net asset value (including daily net assets attributable to any preferred shares that may be outstanding) of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund, PIMCO has a financial incentive for a Fund to use certain forms of leverage, which may create a conflict of interest between PIMCO, on the one hand, and the common shareholders of a Fund, on the other hand.

There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of NAV and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

SEMIANNUAL REPORT	JANUARY 31, 2020	5

Important Information About the Funds (Cont.)

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019 and the effects it may have on the market for mortgage-backed securities are uncertain.

Investments in loans (including whole loans) are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise

6	PIMCO CLOSED-END FUNDS

prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

A Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Because an investment in the residual or equity tranche of a mortgage-related or other asset-backed instrument will be the first to bear losses incurred by such instrument, these investments may involve a significantly greater degree of risk than investments in other tranches of a mortgage-related or other asset-backed instrument.

The risk of investing in collateralized loan obligations (“CLOs”), include prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. CLOs may carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in a Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. Certain Funds may invest a substantial portion of their assets in unrated securities and therefore may be particularly subject to the associated risks. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity of the issuer or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by a Fund in CoCos is subject to the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to

SEMIANNUAL REPORT	JANUARY 31, 2020	7

Important Information About the Funds (Cont.)

equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that a Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have an adverse effect on the market price of CoCos. CoCos are often rated below investment grade and are subject to the risks of high yield securities. Because CoCos are issued primarily by financial institutions, CoCos may present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by a Fund in CoCos may result in losses to the Fund.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Funds’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

The Funds may be subject to various risks, including, but not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, contingent

8	PIMCO CLOSED-END FUNDS

convertible securities risk, high yield risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/ subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, regulatory risk — LIBOR, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk, convertible securities risk, market discount risk, interest rate risk, leverage risk, call risk, derivatives risk, synthetic convertible securities risk, operational risk, cyber security risk, structured investments risk, collateralized loan obligations risk, and Rule 144A securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PIMCO Corporate & Income Opportunity Fund	12/27/02	Diversified
PIMCO Corporate & Income Strategy Fund	12/21/01	Diversified
PIMCO High Income Fund	04/30/03	Diversified
PIMCO Income Strategy Fund	08/29/03	Diversified
PIMCO Income Strategy Fund II	10/29/04	Diversified

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Investment Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the

SEMIANNUAL REPORT	JANUARY 31, 2020	9

Important Information About the Funds (Cont.)

Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 33-PIMCO.

The SEC has adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

10	PIMCO CLOSED-END FUNDS

PIMCO Corporate & Income Opportunity Fund

Symbol on NYSE - PTY

Allocation Breakdown as of January 31, 2020†§

Corporate Bonds & Notes	38.9%

Loan Participations and Assignments	15.6%

Asset-Backed Securities	12.9%

Non-Agency Mortgage-Backed Securities	11.0%

Preferred Securities	4.9%

Sovereign Issues	4.3%

Short-Term Instruments	4.0%

Municipal Bonds & Notes	2.9%

U.S. Government Agencies	2.5%

Real Estate Investment Trusts	1.2%

Other	1.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of January 31, 2020(1)

Market Price	$19.57

NAV	$14.80

Premium/(Discount) to NAV	32.23%

Market Price Distribution Rate(2)	7.97%

NAV Distribution Rate(2)	10.54%

Total Effective Leverage(3)	32.32%

Average Annual Total Return(1) for the period ended January 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (12/27/02)
Market Price	10.13%	31.21%	14.65%	16.27%	14.71%
NAV	6.83%	16.00%	13.45%	14.99%	14.16%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Opportunity Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Issuance of additional shares through at-the-market offerings at a premium to net asset value contributed to absolute performance.

»	Exposure to corporate credit contributed to absolute performance as investment grade and high yield corporate bonds posted positive returns during the reporting period.

»	Exposure to bank capital contributed to absolute performance as the asset class posted positive returns during the reporting period.

»	Interest rate hedges on the long end of the U.S. yield curve detracted from absolute performance as U.S. interest rates decreased during the reporting period.

»	Exposure to Argentinian debt detracted from absolute performance as Argentinian debt posted negative returns during the reporting period.

»	Currency hedges on the British pound detracted from absolute performance as the British pound strengthened versus the U.S. dollar during the reporting period.

SEMIANNUAL REPORT	JANUARY 31, 2020	11

PIMCO Corporate & Income Strategy Fund

Symbol on NYSE - PCN

Allocation Breakdown as of January 31, 2020†§

Corporate Bonds & Notes	39.0%

Asset-Backed Securities	13.8%

Non-Agency Mortgage-Backed Securities	12.9%

Loan Participations and Assignments	11.0%

Sovereign Issues	4.7%

Preferred Securities	4.1%

Short-Term Instruments	3.9%

Municipal Bonds & Notes	3.5%

U.S. Government Agencies	3.2%

Real Estate Investment Trusts	1.4%

Common Stocks	1.2%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of January 31, 2020(1)

Market Price	$19.80

NAV	$14.89

Premium/(Discount) to NAV	32.98%

Market Price Distribution Rate(2)	6.82%

NAV Distribution Rate(2)	9.07%

Total Effective Leverage(3)	27.76%

Average Annual Total Return(1) for the period ended January 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (12/21/01)
Market Price	14.09%	37.35%	15.62%	14.45%	12.83%
NAV	4.80%	14.70%	10.87%	13.00%	11.94%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Strategy Fund’s primary investment objective is to seek high current income, with a secondary objective of capital preservation and appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance as investment grade and high yield corporate bonds posted positive returns during the reporting period.

»	Exposure to bank capital contributed to absolute performance as the asset class posted positive returns during the reporting period.

»	Exposure to U.S. non-agency residential mortgage backed securities contributed to absolute performance as the asset class posted positive returns during the reporting period.

»	Interest rate hedges on the long end of the U.S. yield curve detracted from absolute performance as U.S. interest rates decreased during the reporting period.

»	Exposure to Argentinian debt detracted from absolute performance as Argentinian debt posted negative returns during the reporting period.

»	Currency hedges on the British pound detracted from absolute performance as the British pound strengthened versus the U.S. dollar during the reporting period.

12	PIMCO CLOSED-END FUNDS

PIMCO High Income Fund

Symbol on NYSE -  PHK

Allocation Breakdown as of January 31, 2020†§

Corporate Bonds & Notes	41.1%

Non-Agency Mortgage-Backed Securities	12.2%

Loan Participations and Assignments	9.8%

Asset-Backed Securities	9.4%

Preferred Securities	8.5%

Municipal Bonds & Notes	6.4%

Sovereign Issues	2.8%

Short-Term Instruments	2.7%

U.S. Government Agencies	2.4%

Real Estate Investment Trusts	2.3%

Common Stocks	1.1%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of January 31, 2020(1)

Market Price	$7.59

NAV	$6.28

Premium/(Discount) to NAV	20.86%

Market Price Distribution Rate(2)	9.70%

NAV Distribution Rate(2)	11.72%

Total Effective Leverage(3)	29.98%

Average Annual Total Return(1) for the period ended January 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (04/30/03)
Market Price	(0.60)%	(1.85)%	3.27%	8.93%	9.51%
NAV	4.46%	16.31%	13.34%	15.19%	11.89%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO High Income Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance as investment grade and high yield corporate bonds posted positive returns during the reporting period.

»	Exposure to bank capital contributed to absolute performance as the asset class posted positive returns during the reporting period.

»	Exposure to emerging market debt ex-Argentina contributed to absolute performance as external and local debt posted positive returns during the reporting period.

»	Interest rate hedges on the long end of the U.S. yield curve detracted from absolute performance as U.S. interest rates decreased during the reporting period.

»	Exposure to Argentinian debt detracted from absolute performance as Argentinian debt posted negative returns during the reporting period.

»	Currency hedges on the British pound detracted from absolute performance as the British pound strengthened versus the U.S. dollar during the reporting period.

SEMIANNUAL REPORT	JANUARY 31, 2020	13

PIMCO Income Strategy Fund

Symbol on NYSE -  PFL

Allocation Breakdown as of January 31, 2020†§

Corporate Bonds & Notes	44.2%

Asset-Backed Securities	14.6%

Loan Participations and Assignments	12.1%

Non-Agency Mortgage-Backed Securities	7.2%

Sovereign Issues	4.1%

Municipal Bonds & Notes	3.9%

Preferred Securities	3.9%

Short-Term Instruments	3.6%

U.S. Government Agencies	2.8%

Real Estate Investment Trusts	1.3%

Common Stocks	1.1%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of January 31, 2020(1)

Market Price	$12.05

NAV	$10.97

Premium/(Discount) to NAV	9.85%

Market Price Distribution Rate(2)	8.96%

NAV Distribution Rate(2)	9.85%

Total Effective Leverage(3)	22.63%

Average Annual Total Return(1) for the period ended January 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (08/29/03)
Market Price	5.51%	16.68%	10.96%	10.61%	7.52%
NAV	4.88%	13.88%	9.78%	11.28%	7.32%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to bank capital contributed to absolute performance as the asset class posted positive returns during the reporting period.

»	Exposure to corporate credit contributed to absolute performance as investment grade and high yield corporate bonds posted positive returns during the reporting period.

»	Exposure to emerging market debt ex-Argentina contributed to absolute performance as external and local debt posted positive returns during the reporting period.

»	Interest rate hedges on the long end of the U.S. yield curve detracted from absolute performance as U.S. interest rates decreased during the reporting period.

»	Exposure to Argentinian debt detracted from absolute performance as Argentinian debt posted negative returns during the reporting period.

»	Currency hedges on the British pound detracted from absolute performance as the British pound strengthened versus the U.S. dollar during the reporting period.

14	PIMCO CLOSED-END FUNDS

PIMCO Income Strategy Fund II

Symbol on NYSE -  PFN

Allocation Breakdown as of January 31, 2020†§

Corporate Bonds & Notes	43.2%

Asset-Backed Securities	12.1%

Non-Agency Mortgage-Backed Securities	11.7%

Loan Participations and Assignments	11.3%

Municipal Bonds & Notes	4.2%

Sovereign Issues	4.2%

Preferred Securities	4.1%

Short-Term Instruments	3.1%

U.S. Government Agencies	2.4%

Real Estate Investment Trusts	1.3%

Common Stocks	1.1%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of January 31, 2020(1)

Market Price	$10.73

NAV	$9.85

Premium/(Discount) to NAV	8.93%

Market Price Distribution Rate(2)	8.95%

NAV Distribution Rate(2)	9.75%

Total Effective Leverage(3)	22.70%

Average Annual Total Return(1) for the period ended January 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (10/29/04)
Market Price	5.20%	17.18%	11.63%	11.59%	6.81%
NAV	4.46%	13.41%	10.02%	11.51%	6.54%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund II’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance as investment grade and high yield corporate bonds posted positive returns during the reporting period.

»	Exposure to bank capital contributed to absolute performance as the asset class posted positive returns during the reporting period.

»	Exposure to U.S. non-agency residential mortgage backed securities contributed to absolute performance as the asset class posted positive returns during the reporting period.

»	Interest rate hedges on the long end of the U.S. yield curve detracted from absolute performance as U.S. interest rates decreased during the reporting period.

»	Exposure to Argentinian debt detracted from absolute performance as Argentinian debt posted negative returns during the reporting period.

»	Currency hedges on the British pound detracted from absolute performance as the British pound strengthened versus the U.S. dollar during the reporting period.

SEMIANNUAL REPORT	JANUARY 31, 2020	15

Financial Highlights

			Investment Operations			Less Distributions to ARPS(c)				Less Distributions to Common Shareholders(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)		Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)		From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations		From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Corporate & Income Opportunity Fund

08/01/2019 - 01/31/2020+	$14.66		$0.72	$(0.03)		$(0.04)	$0.00	$0.65		$(0.81)	$0.00	$0.00	$(0.81)

07/31/2019	14.80	(n)	1.36	0.09		(0.13)	0.00	1.32		(1.63)	0.00	0.00	(1.63)

07/31/2018	14.87		1.30	0.16		(0.09)	0.00	1.37		(1.56)	0.00	0.00	(1.56)

07/31/2017	13.27		1.21	2.06		(0.04)	0.00	3.23		(1.59)	0.00	(0.14)	(1.73)

07/31/2016	14.23		1.30	(0.65)		(0.02)	0.00	0.63		(1.59)	0.00	0.00	(1.59)

12/01/2014 - 07/31/2015(h)	15.41		0.68	(0.33)		(0.00)	0.00	0.35		(1.69)	0.00	0.00	(1.69	)(i)

11/30/2014	16.62		1.14	1.06		0.00	(0.01)	2.19		(1.56)	(1.84)	0.00	(3.40)

PIMCO Corporate & Income Strategy Fund

08/01/2019 - 01/31/2020+	$14.94		$0.69	$0.01		$(0.01)	$0.00	$0.69		$(0.74)	$0.00	$0.00	$(0.74)

07/31/2019	14.90	(n)	1.22	0.20		(0.05)	0.00	1.37		(1.43)	0.00	0.00	(1.43)

07/31/2018	15.32		1.20	(0.24)		(0.03)	0.00	0.93		(1.35)	0.00	0.00	(1.35)

07/31/2017	14.28		1.12	1.70		(0.01)	0.00	2.81		(1.75)	0.00	(0.02)	(1.77)

07/31/2016	14.75		1.24	(0.84	)(j)	(0.01)	0.00	0.39	(k)	(1.37)	0.00	0.00	(1.37)

11/01/2014 - 07/31/2015(l)	15.60		0.73	(0.21)		(0.00)	0.00	0.52		(1.37)	0.00	0.00	(1.37	)(i)

10/31/2014	16.04		0.99	0.87		(0.00)	(0.00)	1.86		(1.35)	(0.95)	0.00	(2.30)

PIMCO High Income Fund

08/01/2019 - 01/31/2020+	$6.38		$0.36	$(0.08)		$(0.01)	$0.00	$0.27		$(0.37)	$0.00	$0.00	$(0.37)

07/31/2019	6.54	(n)	0.61	0.11		(0.03)	0.00	0.69		(0.73)	0.00	(0.16)	(0.89)

07/31/2018	6.90		0.62	0.01		(0.02)	0.00	0.61		(0.84)	0.00	(0.13)	(0.97)

07/31/2017	6.63		0.67	0.71		(0.01)	0.00	1.37		(0.91)	0.00	(0.19)	(1.10)

07/31/2016	7.37		0.74	(0.48	)(j)	(0.00)	0.00	0.26	(k)	(1.18)	0.00	(0.08)	(1.26)

04/01/2015 - 07/31/2015(m)	7.59		0.21	0.06		(0.00)	0.00	0.27		(0.33)	0.00	(0.16)	(0.49	)(i)

03/31/2015	8.23		0.94	(0.12)		(0.00)	0.00	0.82		(1.46)	0.00	0.00	(1.46)

PIMCO Income Strategy Fund

08/01/2019 - 01/31/2020+	$11.00		$0.52	$(0.05)		$(0.02)	$0.00	$0.45		$(0.54)	$0.00	$0.00	$(0.54)

07/31/2019	11.14	(n)	0.90	0.02		(0.07)	0.00	0.85		(0.99)	0.00	(0.09)	(1.08)

07/31/2018	11.60		0.87	(0.19)		(0.06)	0.00	0.62		(1.07)	0.00	(0.01)	(1.08)

07/31/2017	10.53		0.88	1.31		(0.04)	0.00	2.15		(1.08)	0.00	0.00	(1.08)

07/31/2016	11.46		0.88	(0.70)		(0.03)	0.00	0.15		(1.08)	0.00	0.00	(1.08)

07/31/2015	12.15		0.79	(0.34)		(0.03)	0.00	0.42		(1.22)	0.00	0.00	(1.22)

PIMCO Income Strategy Fund II

08/01/2019 - 01/31/2020+	$9.91		$0.45	$(0.06)		$(0.02)	$0.00	$0.37		$(0.48)	$0.00	$0.00	$(0.48)

07/31/2019	10.07	(n)	0.83	0.04		(0.05)	0.00	0.82		(1.03)	0.00	0.00	(1.03)

07/31/2018	10.33		0.79	(0.05)		(0.04)	0.00	0.70		(0.96)	0.00	0.00	(0.96)

07/31/2017	9.42		0.80	1.10		(0.03)	0.00	1.87		(0.96)	0.00	0.00	(0.96)

07/31/2016	10.27		0.87	(0.67)		(0.02)	0.00	0.18		(1.03)	0.00	0.00	(1.03)

07/31/2015	10.88		0.70	(0.29)		(0.03)	0.00	0.38		(1.11)	0.00	0.00	(1.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)	Auction Rate Preferred Shareholders (“ARPS”). See Note 14, Auction Rate Preferred Shares, in the Notes to Financial Statements for more information.
(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(e)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(f)

Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.

(g)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(h)	Fiscal year end changed from November 30th to July 31st.
(i)

Total distributions for the period ended July 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended July 31, 2015.

(j)

The amount previously reported in the Funds’ 2016 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2016 Annual Report, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund reported amounts of (0.33) and (0.22), respectively.

(k)

The amount previously reported in the Funds’ 2016 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2016 Annual Report, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund reported amounts of 0.90 and 0.52, respectively.

(l)	Fiscal year end changed from October 31st to July 31st.
(m)	Fiscal year end changed from March 31st to July 31st.
(n)	The NAV presented may differ from the NAV reported for the same period in other Fund materials.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

					Common Share				Ratios/Supplemental Data
										Ratios to Average Net Assets(f)
Increase resulting from at-the market Offering		Offering Cost Charged to Paid in Capital		Increase Resulting from Tender and Repurchase of ARPS(c)	Net Asset Value End of Year or Period(a)		Market Price End of Year or Period	Total Investment Return(a)(e)	Net Assets Applicable to Common Shareholders (000s)	Expenses(g)		Expenses Excluding Waivers(g)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		ARPS Asset Coverage Per Share(c)	Portfolio Turnover Rate

	$0.30		$0.00	$0.00	$14.80		$19.57	10.13%	$1,411,100	1.38	%*	1.38	%*	0.78	%*	0.78	%*	9.85	%*	$190,825	11%

	0.15		0.00	0.02	14.66		18.60	14.48	1,291,233	1.35		1.35		0.80		0.80		9.44		176,730	22

	0.12		0.00	0.00	14.80	(n)	17.95	16.78	1,219,515	1.26		1.26		0.81		0.81		8.73		153,072	19

	0.10		0.00	0.00	14.87		16.92	29.18	1,140,768	1.08		1.08		0.83		0.83		8.68		144,819	39

	N/A		N/A	0.00	13.27		14.75	16.09	946,843	0.89		0.89		0.85		0.85		9.93		124,468	45

	N/A		N/A	0.16	14.23		14.31	(13.61)	1,006,484	0.91	*	0.91	*	0.90	*	0.90	*	7.01	*	130,743	34

	N/A		N/A	0.00	15.41		18.50	26.04	1,082,000	0.91		0.91		0.91		0.91		7.36		108,229	44

$	N/A	$	N/A	$0.00	$14.89		$19.80	14.09%	$592,341	1.74	%*	1.74	%*	0.87	%*	0.87	%*	9.32	%*	$654,275	8%

	N/A		N/A	0.10	14.94		18.08	9.20	591,931	1.60		1.60		0.94		0.94		8.39		653,838	18

	N/A		N/A	0.00	14.90	(n)	18.09	9.61	586,592	1.36		1.36		0.94		0.94		7.97		289,023	20

	N/A		N/A	0.00	15.32		17.92	30.63	599,266	1.17		1.17		0.93		0.93		7.65		294,755	38

	N/A		N/A	0.51	14.28		15.43	24.21	553,569	1.10		1.10		1.02		1.02		8.91		274,223	43

	N/A		N/A	0.00	14.75		13.71	(7.12)	570,122	1.07	*	1.07	*	1.07	*	1.07	*	6.51	*	109,336	40

	N/A		N/A	0.00	15.60		16.18	8.84	599,980	1.09		1.09		1.09		1.09		6.32		113,753	48

$	N/A	$	N/A	$0.00	$6.28		$7.59	(0.60)%	$827,254	1.93	%*	1.93	%*	0.84	%*	0.84	%*	11.44	%*	$381,148	9%

	N/A		N/A	0.04	6.38		8.03	3.57	835,988	1.86		1.86		0.91		0.91		9.74		384,900	20

	N/A		N/A	0.00	6.54	(n)	8.67	13.13	847,052	1.48		1.48		0.90		0.90		9.30		232,587	27

	N/A		N/A	0.00	6.90		8.71	(1.45)	884,912	1.25		1.25		0.90		0.90		10.08		241,894	32

	N/A		N/A	0.26	6.63		10.03	19.92	841,102	1.08		1.08		0.95		0.95		11.20		231,185	42

	N/A		N/A	0.00	7.37		9.71	(18.40)	925,598	1.05	*	1.05	*	1.03	*	1.03	*	8.14	*	104,245	8

	N/A		N/A	0.00	7.59		12.48	12.30	949,880	1.18		1.18		1.02		1.02		11.53		106,324	58

	$0.06		$0.00	$0.00	$10.97		$12.05	5.51%	$329,148	1.77	%*	1.77	%*	1.18	%*	1.18	%*	9.55	%*	$206,993	11%

	0.06		0.00	0.03	11.00		11.99	8.10	305,453	1.69		1.69		1.18		1.18		8.39		193,873	17

	N/A		N/A	0.00	11.14	(n)	12.23	10.37	284,677	1.48		1.48		1.17		1.17		7.67		163,725	21

	N/A		N/A	0.00	11.60		12.17	28.11	294,525	1.35		1.35		1.17		1.17		8.01		168,552	40

	N/A		N/A	0.00	10.53		10.48	12.41	266,347	1.17		1.17		1.13		1.13		8.49		154,837	38

	N/A		N/A	0.11	11.46		10.39	(2.62)	289,909	1.30		1.30		1.25		1.25		6.67		166,328	67

	$0.05		$0.00	$0.00	$9.85		$10.73	5.20%	$678,713	1.73	%*	1.73	%*	1.13	%*	1.13	%*	9.10	%*	$219,010	10%

	0.04		0.00	0.01	9.91		10.70	11.03	632,927	1.66		1.66		1.12		1.12		8.57		205,928	17

	N/A		N/A	0.00	10.07	(n)	10.70	9.19	600,890	1.41		1.41		1.10		1.10		7.79		187,429	18

	N/A		N/A	0.00	10.33		10.76	26.32	612,310	1.26		1.26		1.09		1.09		8.15		190,527	26

	N/A		N/A	0.00	9.42		9.39	11.92	556,840	1.14		1.14		1.07		1.07		9.25		175,544	38

	N/A		N/A	0.12	10.27		9.41	(0.12)	606,974	1.16		1.16		1.13		1.13		6.58		189,105	63

SEMIANNUAL REPORT	JANUARY 31, 2020	17

Statements of Assets and Liabilities

January 31, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Assets:

Investments, at value
Investments in securities*	$1,893,280	$779,975	$1,086,585	$418,638	$849,424
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,022	2,679	9,375	1,400	3,220
Over the counter	12,577	1,999	9,024	998	2,099
Cash	0	0	35	0	0
Deposits with counterparty	20,002	9,320	23,572	5,807	11,926
Foreign currency, at value	1,709	953	2,116	582	1,050
Receivable for investments sold	24,829	53,139	74,792	3,451	16,290
Receivable for Fund shares sold	3,077	0	0	760	669
Interest and/or dividends receivable	18,540	7,229	11,583	4,138	8,352
Other assets	505	129	18	228	232
Total Assets	1,979,541	855,423	1,217,100	436,002	893,262

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$225,768	$198,023	$284,481	$45,166	$97,409
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,411	1,981	8,740	1,085	2,660
Over the counter	13,149	2,264	3,476	1,189	2,436
Payable for investments purchased	65,325	26,985	17,565	6,940	15,948
Payable for unfunded loan commitments	24,115	847	1,189	3,596	990
Deposits from counterparty	9,654	4,312	7,520	551	1,393
Distributions payable to common shareholders	12,249	4,474	8,076	2,679	5,481
Distributions payable to auction rate preferred shareholders	89	8	19	14	34
Overdraft due to custodian	0	83	0	48	61
Accrued management fees	911	435	586	312	625
Other liabilities	120	145	144	74	87
Total Liabilities	355,791	239,557	331,796	61,654	127,124

Auction Rate Preferred Shares^	212,650	23,525	58,050	45,200	87,425

Net Assets Applicable to Common Shareholders	$1,411,100	$592,341	$827,254	$329,148	$678,713

Net Assets Applicable to Common Shareholders Consist of:

Par value^^	$1	$0	$1	$0	$1
Paid in capital in excess of par	1,436,571	590,397	986,609	343,166	707,654
Distributable earnings (accumulated loss)	(25,472)	1,944	(159,356)	(14,018)	(28,942)

Net Assets Applicable to Common Shareholders	$1,411,100	$592,341	$827,254	$329,148	$678,713

Net Asset Value Per Common Share(a)	$14.80	$14.89	$6.28	$10.97	$9.85

Common Shares Outstanding	95,322	39,771	131,679	29,994	68,902

Auction Rate Preferred Shares Issued and Outstanding	9	1	2	2	3

Cost of investments in securities	$1,848,918	$754,300	$1,073,061	$410,967	$829,591
Cost of foreign currency held	$1,714	$948	$2,120	$626	$1,121
Cost or premiums of financial derivative instruments, net	$(22,905)	$2,708	$109,374	$1,791	$3,465

* Includes repurchase agreements of:	$58,609	$28,652	$24,537	$14,146	$24,280

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 par value and $25,000 liquidation preference per share)
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Six Months Ended January 31, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Investment Income:

Interest	$73,110	$32,157	$53,454	$17,521	$34,755
Dividends	1,301	476	1,757	229	488
Total Income	74,411	32,633	55,211	17,750	35,243

Expenses:

Management fees	5,011	2,486	3,362	1,776	3,572
Trustee fees and related expenses	79	34	49	18	37
Interest expense	3,950	2,573	4,497	920	1,962
Auction agent fees and commissions	89	26	39	26	46
Auction rate preferred shares related expenses	14	35	28	28	28
Miscellaneous expense	8	8	9	4	8
Total Expenses	9,151	5,162	7,984	2,772	5,653

Net Investment Income (Loss)	65,260	27,471	47,227	14,978	29,590

Net Realized Gain (Loss):

Investments in securities	6,725	1,235	3,756	2,505	5,803
Exchange-traded or centrally cleared financial derivative instruments	(123,723)	(45,348)	(148,067)	(27,556)	(64,136)
Over the counter financial derivative instruments	16,530	978	11,298	975	2,370
Foreign currency	(2,915)	(1,031)	(1,475)	(490)	(1,378)

Net Realized Gain (Loss)	(103,383)	(44,166)	(134,488)	(24,566)	(57,341)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	6,734	3,919	(5,615)	(544)	(627)
Exchange-traded or centrally cleared financial derivative instruments	111,220	45,251	142,846	26,765	60,553
Over the counter financial derivative instruments	(12,102)	(5,080)	(12,675)	(2,356)	(4,766)
Foreign currency assets and liabilities	(3,236)	5	(1,667)	(91)	(943)

Net Change in Unrealized Appreciation (Depreciation)	102,616	44,095	122,889	23,774	54,217

Net Increase (Decrease) in Net Assets Resulting from Operations	$64,493	$27,400	$35,628	$14,186	$26,466

Distributions on Auction Rate Preferred Shares from Net Investment Income and/or Realized Capital Gains	$(3,900)	$(325)	$(852)	$(705)	$(1,364)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$60,593	$27,075	$34,776	$13,481	$25,102

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JANUARY 31, 2020	19

Statements of Changes in Net Assets

	PIMCO Corporate & Income Opportunity Fund		PIMCO Corporate & Income Strategy Fund

(Amounts in thousands†)	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$65,260	$116,749	$27,471	$48,079
Net realized gain (loss)	(103,383)	33,475	(44,166)	(2,543)
Net change in unrealized appreciation (depreciation)	102,616	(27,223)	44,095	9,743

Net Increase (Decrease) in Net Assets Resulting from Operations	64,493	123,001	27,400	55,279
Distributions on auction rate preferred shares from net investment income and/or realized capital gains	(3,900)	(10,757)	(325)	(1,879)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	60,593	112,244	27,075	53,400

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(73,740)	(139,693)	(29,187)	(56,489)
Tax basis return of capital	0	0	0	0

Total Distributions to Common Shareholders(a)	(73,740)	(139,693)	(29,187)	(56,489)

Auction-Rate Preferred Share Transactions*:

Net Increase (Decrease) resulting from tender of Auction Rate Preferred Shares	0	1,771	0	4,160

Common Share Transactions**:

Net proceeds from at-the-market offering	125,638	83,316	0	0
Net at-the-market offering costs	36	16	0	0
Issued as reinvestment of distributions	7,340	14,064	2,522	4,268

Total increase (decrease) resulting from common share transactions	133,014	97,396	2,522	4,268

Total increase (decrease) in net assets applicable to common shareholders	119,867	71,718	410	5,339

Net Assets Applicable to Common Shareholders:

Beginning of period	1,291,233	1,219,515	591,931	586,592
End of period	$1,411,100	$1,291,233	$592,341	$591,931

** Common Share Transactions:

Shares sold	6,795	4,849	0	0
Shares issued as reinvestment of distributions	418	865	142	263

Net increase (decrease) in common shares outstanding	7,213	5,714	142	263

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Auction Rate Preferred Shares, in the Notes to Financial Statements for more information.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO High Income Fund		PIMCO Income Strategy Fund		PIMCO Income Strategy Fund II

Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019

$47,227	$78,975	$14,978	$23,760	$29,590	$50,953
(134,488)	10,555	(24,566)	(2,326)	(57,341)	794
122,889	2,511	23,774	3,405	54,217	2,770

35,628	92,041	14,186	24,839	26,466	54,517
(852)	(3,684)	(705)	(1,813)	(1,364)	(3,268)

34,776	88,357	13,481	23,026	25,102	51,249

(48,354)	(94,727)	(15,557)	(25,874)	(31,815)	(62,813)
0	(21,383)	0	(2,473)	0	0

(48,354)	(116,110)	(15,557)	(28,347)	(31,815)	(62,813)

0	5,271	0	790	0	653

0	0	24,340	22,788	49,319	37,505
0	0	56	4	8	65
4,844	11,418	1,375	2,515	3,172	5,378

4,844	11,418	25,771	25,307	52,499	42,948

(8,734)	(11,064)	23,695	20,776	45,786	32,037

835,988	847,052	305,453	284,677	632,927	600,890
$827,254	$835,988	$329,148	$305,453	$678,713	$632,927

0	0	2,099	1,981	4,736	3,618
658	1,431	124	228	318	546

658	1,431	2,223	2,209	5,054	4,164

SEMIANNUAL REPORT	JANUARY 31, 2020	21

Statements of Cash Flows

Six Months Ended January 31, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$64,493	$27,400	$35,628	$14,186	$26,466

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(339,111)	(88,108)	(91,830)	(67,532)	(124,140)
Proceeds from sales of long-term securities	231,707	84,561	122,350	49,909	99,863
(Purchases) Proceeds from sales of short-term portfolio investments, net	(21,564)	(17,495)	(7,516)	3,807	8,124
(Increase) decrease in deposits with counterparty	8,615	1,561	1,344	(419)	543
(Increase) decrease in receivable for investments sold	32,008	(33,111)	(29,526)	16,071	2,045
(Increase) decrease in interest and/or dividends receivable	(228)	(19)	783	(315)	(410)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(14,388)	(1,309)	(6,644)	(1,343)	(4,870)
Proceeds from (Payments on) over the counter financial derivative instruments	10,711	955	9,949	973	2,348
(Increase) decrease in other assets	(169)	(7)	(12)	(67)	(81)
Increase (decrease) in payable for investments purchased	48,507	18,360	3,017	3,096	7,715
Increase (decrease) in payable for unfunded loan commitments	23,865	847	1,189	3,596	990
Increase (decrease) in deposits from counterparty	(12,455)	(568)	(11,238)	(1,584)	(4,407)
Increase (decrease) in accrued management fees	74	(6)	(12)	19	44
Proceeds from (Payments on) foreign currency transactions	(2,658)	(959)	(1,230)	(532)	(1,437)
Increase (decrease) in other liabilities	112	(93)	(103)	(59)	(95)
Net Realized (Gain) Loss
Investments in securities	(6,725)	(1,235)	(3,756)	(2,505)	(5,803)
Exchange-traded or centrally cleared financial derivative instruments	123,723	45,348	148,067	27,556	64,136
Over the counter financial derivative instruments	(16,530)	(978)	(11,298)	(975)	(2,370)
Foreign currency	2,915	1,031	1,475	490	1,378
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(6,734)	(3,919)	5,615	544	627
Exchange-traded or centrally cleared financial derivative instruments	(111,220)	(45,251)	(142,846)	(26,765)	(60,553)
Over the counter financial derivative instruments	12,102	5,080	12,675	2,356	4,766
Foreign currency assets and liabilities	3,236	(5)	1,667	91	943
Net amortization (accretion) on investments	(6,377)	(2,805)	(5,074)	(1,535)	(2,809)

Net Cash Provided by (Used for) Operating Activities	23,909	(10,725)	32,674	19,063	13,013

Cash Flows Received from (Used for) Financing Activities:

Net proceeds from at-the-market offering	123,400	0	0	23,919	49,344

Net at-the-market offering cost	36	0	0	56	8

Increase (decrease) in overdraft due to custodian	(3,456)	(186)	(277)	48	61

Cash distributions paid to common shareholders*	(65,520)	(26,649)	(43,469)	(13,983)	(28,230)

Cash distributions paid to auction rate preferred shareholders	(3,914)	(325)	(854)	(711)	(1,361)

Proceeds from reverse repurchase agreements	1,045,625	700,367	905,772	202,827	491,938

Payments on reverse repurchase agreements	(1,127,595)	(662,386)	(897,978)	(231,299)	(525,105)

Net Cash Received from (Used for) Financing Activities	(31,424)	10,821	(36,806)	(19,143)	(13,345)

Net Increase (Decrease) in Cash and Foreign Currency	(7,515)	96	(4,132)	(80)	(332)

Cash and Foreign Currency:

Beginning of period	9,224	857	6,283	662	1,382
End of period	$1,709	$953	$2,151	$582	$1,050

* Reinvestment of distributions to common shareholders	$7,340	$2,522	$4,844	$1,375	$3,172

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$4,184	$2,679	$4,654	$1,117	$2,140

Non Cash Payment in Kind	$659	$443	$999	$252	$566

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Corporate & Income Opportunity Fund

January 31, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 134.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 20.9%

Advanz Pharma Corp.
7.447% (LIBOR03M + 5.500%) due 09/06/2024 ~		$10,067	$9,564

Al Convoy (Luxembourg) S.a.r.l.
TBD% due 01/29/2027		161	160

Alphabet Holding Co., Inc.
5.145% (LIBOR03M + 3.500%) due 09/26/2024 ~		98	94

Altice France S.A.
5.676% (LIBOR03M + 4.000%) due 08/14/2026 ~		494	495

Ancestry.com Operations, Inc.
5.400% (LIBOR03M + 3.750%) due 10/19/2023 ~		100	96
5.900% (LIBOR03M + 4.250%) due 08/27/2026 ~		199	191

API Group, Inc.
4.145% (LIBOR03M + 2.500%) due 10/01/2026 ~		100	101

Avantor, Inc.
3.895% (LIBOR03M + 2.250%) due 11/21/2024 ~		38	38

Axalta Coating Systems U.S. Holdings, Inc.
3.695% (LIBOR03M + 1.750%) due 06/01/2024 ~		326	327

Bausch Health Cos., Inc.
4.420% (LIBOR03M + 2.750%) due 11/27/2025 ~		128	128
4.670% (LIBOR03M + 3.000%) due 06/02/2025 ~		363	365

BWAY Holding Co.
5.084% (LIBOR03M + 3.250%) due 04/03/2024 ~		1,043	1,037

Caesars Entertainment Operating Co.
3.645% (LIBOR03M + 2.000%) due 10/07/2024 ~		81	82

CenturyLink, Inc.
TBD% due 03/15/2027		1,632	1,632

Charter Communications Operating LLC
3.400% (LIBOR03M + 1.750%) due 02/01/2027 ~		360	362

Clay Holdco BV
TBD% due 11/30/2025	EUR	6,197	6,845

Clear Channel Outdoor Holdings, Inc.
5.145% (LIBOR03M + 3.500%) due 08/21/2026 ~		$100	100

CommScope, Inc.
4.895% (LIBOR03M + 3.250%) due 04/06/2026 ~		200	200

Diamond Resorts Corp.
5.395% (LIBOR03M + 3.750%) due 09/02/2023 ~		12,242	12,058

DTEK Holdings Ltd.
TBD% due 08/01/2026 «	EUR	2,646	2,721

Dubai World (3.000% Cash and 1.750% PIK)
4.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)		$11,091	10,370

Emerald TopCo, Inc.
5.145% (LIBOR03M + 3.500%) due 07/24/2026 ~		232	233

Encina Private Credit LLC
TBD% - 4.881% (LIBOR03M + 3.205%) due 11/30/2025 «~µ		32,000	32,000

Envision Healthcare Corp.
5.395% (LIBOR03M + 3.750%) due 10/10/2025 ~		33,250	28,131

Financial & Risk U.S. Holdings, Inc.
TBD% due 10/01/2025	EUR	1,000	1,119
TBD% (LIBOR03M + 3.250%) due 10/01/2025 ~		$1,492	1,511

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Forbes Energy Services LLC (6.909% Cash and 11.000% PIK)
17.909% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)		$1,012	$1,013

Forest City Enterprises LP
5.145% (LIBOR03M + 3.500%) due 12/08/2025 ~		297	299

Froneri Ltd.
TBD% due 01/31/2027		252	253
TBD% due 01/28/2028 «		16	16

Frontier Communications Corp.
5.400% (LIBOR03M + 3.750%) due 06/15/2024 ~		1,173	1,185

iHeartCommunications, Inc.
5.781% (LIBOR03M + 4.000%) due 05/01/2026 ~		7,739	7,769

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	4,998	5,549

Intelsat Jackson Holdings S.A.
5.682% (LIBOR03M + 3.750%) due 11/27/2023 ~		$3,180	3,170
6.305% (LIBOR03M + 4.500%) due 01/02/2024 ~		100	102

IRB Holding Corp.
4.384% (LIBOR03M + 2.750%) due 02/05/2025 ~		1,866	1,871

Jefferies Finance LLC
5.063% (LIBOR03M + 3.250%) due 06/03/2026 ~		47	47

McDermott Technology Americas, Inc.
TBD% due 10/21/2021 ^µ(e)		5,560	5,820
TBD% due 05/09/2025 ^(e)		9,601	6,119

Messer Industrie GmbH
4.445% (LIBOR03M + 2.500%) due 03/01/2026 ~		142	142

MH Sub LLC
5.395% (LIBOR03M + 3.750%) due 09/13/2024 ~		215	215

Nascar Holdings, Inc.
4.408% (LIBOR03M + 2.750%) due 10/19/2026 ~		148	150

NCI Building Systems, Inc.
5.434% (LIBOR03M + 3.750%) due 04/12/2025 ~		288	288

Neiman Marcus Group Ltd. LLC
7.734% (LIBOR03M + 6.000%) due 10/25/2023 ~		22,928	19,489

Neiman Marcus Group Ltd. LLC (7.234 - 7.277% Cash and 1.000% PIK)
8.234% - 8.277% (LIBOR03M + 5.500%) due 10/25/2023 ~(d)		16,996	14,383

Ortho-Clinical Diagnostics S.A.
5.013% (LIBOR03M + 3.250%) due 06/30/2025 ~		4,477	4,430

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^(e)		300	315

Parexel International Corp.
4.395% (LIBOR03M + 2.750%) due 09/27/2024 ~		188	185

PetSmart, Inc.
5.670% (LIBOR03M + 4.000%) due 03/11/2022 ~		21,211	21,195

Playtika Holding Corp.
7.645% (LIBOR03M + 6.000%) due 12/10/2024 ~		8,494	8,587

Prestige Brands, Inc.
3.645% (LIBOR03M + 2.000%) due 01/26/2024 ~		103	104

Pug LLC
TBD% due 01/15/2027		76	76

Reynolds Consumer Products, Inc.
TBD% due 01/29/2027		100	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SBA Senior Finance LLC
3.400% (LIBOR03M + 1.750%) due 04/11/2025 ~		$493	$494

Sequa Mezzanine Holdings LLC
6.904% (LIBOR03M + 5.000%) due 11/28/2021 ~		2,290	2,303
10.770% (LIBOR03M + 9.000%) due 04/28/2022 «~		5,370	5,404

Sinclair Television Group, Inc.
4.180% (LIBOR03M + 2.500%) due 09/30/2026 ~		129	129

Sotera Health Holdings LLC
6.145% (LIBOR03M + 4.500%) due 12/11/2026 ~		296	297

Sprint Communications, Inc.
4.188% (LIBOR03M + 2.500%) due 02/02/2024 ~		2,723	2,690

Starfruit Finco BV
4.699% (LIBOR03M + 3.000%) due 10/01/2025 ~		458	459

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		5,373	5,405

Summer (BC) Holdco B SARL
TBD% due 10/15/2026 «		5,384	5,243
TBD% due 12/04/2026 «		1,346	1,311

Sunshine Luxembourg SARL
6.195% (LIBOR03M + 4.250%) due 10/01/2026 ~		524	527

Syniverse Holdings, Inc.
6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~		14,487	13,267

TransDigm, Inc.
4.145% (LIBOR03M + 2.500%) due 08/22/2024 ~		585	586

U.S. Renal Care, Inc.
6.645% (LIBOR03M + 5.000%) due 06/26/2026 ~		925	920

Univision Communications, Inc.
4.395% (LIBOR03M + 2.750%) due 03/15/2024 ~		12,190	12,066

West Corp.
5.645% (LIBOR03M + 4.000%) due 10/10/2024 ~		53	45

Westmoreland Mining Holdings LLC
10.150% (LIBOR03M + 8.250%) due 03/15/2022 «~		1,017	1,028

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(d)		2,944	2,223

Whatabrands LLC
4.984% (LIBOR03M + 3.250%) due 08/02/2026 ~		47	47

Windstream Services LLC
9.000% (PRIME + 4.250%) due 02/17/2024 ~		14,660	13,982
9.750% (PRIME + 5.000%) due 03/29/2021 ~		13,678	13,412

Total Loan Participations and Assignments (Cost $301,708)			294,671

CORPORATE BONDS & NOTES 52.2%

BANKING & FINANCE 19.8%

Ally Financial, Inc.
8.000% due 11/01/2031		2,407	3,400
8.000% due 11/01/2031 (l)		3,550	5,001

Ambac LSNI LLC
6.945% due 02/12/2023 •		1,059	1,079

Ardonagh Midco PLC
8.375% due 07/15/2023 (l)	GBP	25,482	34,333

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$400	411

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,600	483

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	23

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of Ireland
7.375% due 06/18/2020 •(i)(l)	EUR	1,200	$1,363

Barclays Bank PLC
7.625% due 11/21/2022		$450	508

Barclays PLC
3.250% due 01/17/2033	GBP	400	571
7.125% due 06/15/2025 •(i)		2,200	3,339
7.250% due 03/15/2023 •(i)		10,405	15,197
7.750% due 09/15/2023 •(i)		$2,000	2,191
7.875% due 09/15/2022 •(i)	GBP	4,625	6,796
8.000% due 06/15/2024 •(i)		$1,000	1,129

BGC Partners, Inc.
5.375% due 07/24/2023 (l)		490	529

BNP Paribas S.A.
7.625% due 03/30/2021 •(i)		200	211

Brookfield Finance, Inc.
3.900% due 01/25/2028		28	31
4.700% due 09/20/2047		464	566

Cantor Fitzgerald LP
4.875% due 05/01/2024		64	69
6.500% due 06/17/2022 (l)		10,000	10,923

CBL & Associates LP
4.600% due 10/15/2024		6	3
5.950% due 12/15/2026		4,986	2,506

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(i)	EUR	200	226

Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(l)		$400	456

Credit Suisse Group AG
7.250% due 09/12/2025 •(i)		200	227
7.500% due 07/17/2023 •(i)		600	662
7.500% due 12/11/2023 •(i)		2,336	2,654

Deutsche Bank AG
3.961% due 11/26/2025 •		2,400	2,511

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	1,162	1,271

EPR Properties
4.750% due 12/15/2026		$3,711	4,135

Equitable Holdings, Inc.
5.000% due 04/20/2048		16	18

ESH Hospitality, Inc.
4.625% due 10/01/2027		118	119

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		6,000	6,258

Ford Motor Credit Co. LLC
0.303% due 12/01/2024 •	EUR	100	105
3.087% due 01/09/2023		$700	706

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		785	836
6.750% due 03/15/2022		1,572	1,622

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		200	226

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		200	216

GSPA Monetization Trust
6.422% due 10/09/2029		6,166	7,216

Hampton Roads PPV LLC
6.171% due 06/15/2053		1,800	2,183

HSBC Bank PLC
6.330% due 05/18/2023		12,400	13,112

HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(l)	GBP	400	591
6.000% due 09/29/2023 •(i)(l)	EUR	2,830	3,633
6.500% due 03/23/2028 •(i)		$1,000	1,115

Hunt Cos., Inc.
6.250% due 02/15/2026		56	54

ING Groep NV
5.750% due 11/16/2026 •(i)		700	750

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		134	138

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		129	129

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)		700	801

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 06/27/2023 •(i)	GBP	4,610	$6,857
7.875% due 06/27/2029 •(i)		7,415	12,589

LoanCore Capital Markets LLC
6.875% due 06/01/2020		$11,610	11,632

Nationstar Mortgage LLC
6.500% due 07/01/2021		961	963

Navient Corp.
5.625% due 08/01/2033		74	67
6.125% due 03/25/2024		289	309
6.500% due 06/15/2022		600	639
7.250% due 01/25/2022		1,100	1,182
7.250% due 09/25/2023		77	85

Newmark Group, Inc.
6.125% due 11/15/2023		128	140

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		2,133	2,202

Royal Bank of Scotland Group PLC
8.000% due 08/10/2025 •(i)(l)		15,325	17,910

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(l)	GBP	13,505	19,898
7.375% due 06/24/2022 •(i)		1,640	2,380

SBA Communications Corp.
3.875% due 02/15/2027 (c)		$362	368

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		500	535

Societe Generale S.A.
6.750% due 04/06/2028 •(i)		400	450
7.375% due 10/04/2023 •(i)		1,300	1,435

Springleaf Finance Corp.
5.375% due 11/15/2029		40	42
6.875% due 03/15/2025		270	305

Stearns Holdings LLC
5.000% due 11/05/2024		15	10
9.375% due 08/15/2020 «		578	0

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	1,103	1,921
5.661% due 10/13/2041		510	908
5.744% due 04/13/2040		454	805
5.801% due 10/13/2040		1,664	2,981
6.052% due 10/13/2039		1,210	2,153

TP ICAP PLC
5.250% due 01/26/2024 (l)		9,020	13,228

UniCredit SpA
7.830% due 12/04/2023 (l)		$8,660	10,224

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	5,214	7,924

Voyager Aviation Holdings LLC
8.500% due 08/15/2021		$17,047	17,480

			280,231

INDUSTRIALS 24.3%

AA Bond Co. Ltd.
2.750% due 07/31/2043	GBP	950	1,227
2.875% due 07/31/2043 (l)		2,700	3,600
4.249% due 07/31/2043 (l)		220	294

Aker BP ASA
3.000% due 01/15/2025		$200	202
3.750% due 01/15/2030		175	178

Albertsons Cos., Inc.
3.500% due 02/15/2023 (c)		113	115
4.625% due 01/15/2027		114	116
4.875% due 02/15/2030 (c)		129	133

Altice Financing S.A.
2.250% due 01/15/2025	EUR	300	327
7.500% due 05/15/2026 (l)		$6,150	6,584

Altice France S.A.
2.125% due 02/15/2025 (c)	EUR	900	981
5.500% due 01/15/2028		$2,000	2,040
7.375% due 05/01/2026		3,000	3,197

Associated Materials LLC
9.000% due 01/01/2024		2,792	2,443

Avon International Capital PLC
6.500% due 08/15/2022		52	54

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		$70	$70

Baffinland Iron Mines Corp.
8.750% due 07/15/2026		2,700	2,810

Bausch Health Cos., Inc.
5.000% due 01/30/2028		190	193
5.250% due 01/30/2030		190	194

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		155	160

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)		150	106

Bombardier, Inc.
5.750% due 03/15/2022		2,300	2,298
6.000% due 10/15/2022		164	161
6.125% due 01/15/2023		3,546	3,507
7.500% due 12/01/2024		1,368	1,330
7.500% due 03/15/2025		1,580	1,521
7.875% due 04/15/2027		2,107	2,002

Camelot Finance S.A.
4.500% due 11/01/2026		15	15

CCO Holdings LLC
4.750% due 03/01/2030		362	373

Centene Corp.
4.250% due 12/15/2027		126	132
4.625% due 12/15/2029		253	273
4.750% due 01/15/2025		362	375

Charter Communications Operating LLC
4.800% due 03/01/2050		438	473

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024 (l)		3,788	4,132

Community Health Systems, Inc.
5.125% due 08/01/2021		106	106
6.250% due 03/31/2023 (l)		16,432	16,802
6.625% due 02/15/2025 (c)		76	77
8.000% due 03/15/2026		3,672	3,834
8.625% due 01/15/2024		1,445	1,539

Connect Finco SARL
6.750% due 10/01/2026		126	134

Corning, Inc.
5.450% due 11/15/2079		157	181

CSC Holdings LLC
6.500% due 02/01/2029		300	336

Dealer Tire LLC
8.000% due 02/01/2028 (c)		64	65

Dell International LLC
6.020% due 06/15/2026 (l)		5,180	6,055

Diamond Resorts International, Inc.
7.750% due 09/01/2023		1,628	1,678
10.750% due 09/01/2024 (l)		4,300	4,485

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)		14,929	15,144

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (d)		35	35

EI Group PLC
6.375% due 09/26/2031	GBP	1,000	1,340

Eldorado Resorts, Inc.
6.000% due 09/15/2026		$4,400	4,832

Energy Transfer Operating LP
2.900% due 05/15/2025		80	81
3.750% due 05/15/2030		176	180
5.000% due 05/15/2050		160	165

Envision Healthcare Corp.
8.750% due 10/15/2026		4,951	3,000

Exela Intermediate LLC
10.000% due 07/15/2023		217	84

Fair Isaac Corp.
4.000% due 06/15/2028		20	20

Ferroglobe PLC
9.375% due 03/01/2022		2,500	1,882

First Quantum Minerals Ltd.
6.500% due 03/01/2024		3,088	2,981
6.875% due 03/01/2026		2,082	2,003
7.000% due 02/15/2021		318	318

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Flex Ltd.
4.875% due 06/15/2029		$170	$191

Ford Motor Co.
7.700% due 05/15/2097 (l)		29,796	35,656

Fresh Market, Inc.
9.750% due 05/01/2023		12,200	6,039

Frontier Finance PLC
8.000% due 03/23/2022	GBP	8,800	11,976

Full House Resorts, Inc.
8.575% due 01/31/2024		$684	673
9.738% due 02/02/2024		58	57

Garda World Security Corp.
4.625% due 02/15/2027		193	192

General Electric Co.
5.875% due 01/14/2038		22	28
6.150% due 08/07/2037		82	108
6.875% due 01/10/2039		16	23

Greene King Finance PLC
5.702% due 12/15/2034	GBP	350	431

HCA, Inc.
7.500% due 11/15/2095		$4,800	5,920

iHeartCommunications, Inc.
6.375% due 05/01/2026		2,493	2,697
8.375% due 05/01/2027		3,089	3,364

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	500	571

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		300	345

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$974	1,038

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		718	785

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		196	104

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		2,220	1,819
8.000% due 02/15/2024		156	160
8.500% due 10/15/2024		1,828	1,548
9.750% due 07/15/2025		1,584	1,371

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^		20,100	13,065
8.125% due 06/01/2023 (l)		1,939	805

Kinder Morgan, Inc.
7.750% due 01/15/2032		3,100	4,324
7.800% due 08/01/2031 (l)		6,000	8,310

Lamar Media Corp.
3.750% due 02/15/2028 (c)		125	126
4.000% due 02/15/2030 (c)		53	54

Laredo Petroleum, Inc.
9.500% due 01/15/2025		57	52
10.125% due 01/15/2028		80	72

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (l)		2,142	787

Mattel, Inc.
5.875% due 12/15/2027		40	42

MEG Energy Corp.
7.125% due 02/01/2027		160	159

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		1,830	1,835
5.625% due 07/17/2027		400	406

MGM China Holdings Ltd.
5.875% due 05/15/2026		200	207

Micron Technology, Inc.
5.327% due 02/06/2029		330	387

NCL Corp. Ltd.
3.625% due 12/15/2024		152	151

NCR Corp.
5.750% due 09/01/2027		3	3

Netflix, Inc.
3.625% due 06/15/2030	EUR	400	461
3.875% due 11/15/2029		1,333	1,563
4.625% due 05/15/2029		500	619
4.875% due 06/15/2030		$300	313
5.375% due 11/15/2029		130	142

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Noble Holding International Ltd.
7.875% due 02/01/2026		$536	$385

Odebrecht Oil & Gas Finance Ltd.
0.000% due 03/02/2020 (h)(i)		1,279	12

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		1,713	1,711
7.250% due 02/01/2028		2,012	2,053

Pacific Drilling SA
8.375% due 10/01/2023		683	575

Pan American Energy LLC
40.063% (BADLARPP) due 11/20/2020 «~	ARS	57,610	659

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$232	237

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		200	212

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	400	430
4.750% due 02/26/2029		3,519	4,178
4.875% due 02/21/2028 (l)		7,947	9,532
5.350% due 02/12/2028		$1,406	1,430
5.950% due 01/28/2031		402	407
6.490% due 01/23/2027		160	174
6.500% due 03/13/2027		13,470	14,642
6.750% due 09/21/2047		90	91
6.840% due 01/23/2030		470	510
6.950% due 01/28/2060		660	671
7.690% due 01/23/2050		240	265

PetSmart, Inc.
5.875% due 06/01/2025		167	172

Platin 1426 GmbH
5.375% due 06/15/2023	EUR	3,000	3,321
6.875% due 06/15/2023		900	1,020

Prime Security Services Borrower LLC
6.250% due 01/15/2028		$210	209
9.250% due 05/15/2023		926	972

PTC, Inc.
3.625% due 02/15/2025 (c)		65	66
4.000% due 02/15/2028 (c)		32	32

QVC, Inc.
5.950% due 03/15/2043		4,866	4,949

Radiate Holdco LLC
6.875% due 02/15/2023		7	7

Radiology Partners, Inc.
9.250% due 02/01/2028		128	134

Range Resources Corp.
9.250% due 02/01/2026		96	85

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	400	483

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,500	2,797

Sands China Ltd.
4.600% due 08/08/2023		$400	424
5.125% due 08/08/2025		400	443
5.400% due 08/08/2028 (l)		5,000	5,696

Sealed Air Corp.
4.000% due 12/01/2027		19	19

Sensata Technologies, Inc.
4.375% due 02/15/2030		64	65

Silgan Holdings, Inc.
4.125% due 02/01/2028		4	4

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		999	1,043

Spirit Issuer PLC
3.492% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	1,855	2,429

Staples, Inc.
7.500% due 04/15/2026		$27	28

Station Casinos LLC
4.500% due 02/15/2028 (c)		129	129

Syngenta Finance NV
4.892% due 04/24/2025		200	219
5.182% due 04/24/2028		200	225

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TEGNA, Inc.
4.625% due 03/15/2028		$385	$388

Telesat Canada
4.875% due 06/01/2027		70	72

Tenet Healthcare Corp.
4.625% due 09/01/2024		33	34

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		2,220	2,199

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		2,369	2,278

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	4,117	4,554
2.200% due 07/21/2021		$884	872
2.800% due 07/21/2023		3,710	3,457
3.250% due 04/15/2022 (l)	EUR	700	783
6.000% due 01/31/2025		200	238

Topaz Solar Farms LLC
4.875% due 09/30/2039		$3,473	3,723
5.750% due 09/30/2039		19,184	22,032

TransDigm, Inc.
5.500% due 11/15/2027		236	238

Transocean Pontus Ltd.
6.125% due 08/01/2025		267	276

Transocean, Inc.
7.250% due 11/01/2025		216	204
8.000% due 02/01/2027		372	347

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		39	40

Triumph Group, Inc.
5.250% due 06/01/2022		51	50
6.250% due 09/15/2024		152	158

Unigel Luxembourg S.A.
8.750% due 10/01/2026		300	312

United Group BV
3.125% due 02/15/2026 (c)	EUR	500	551
3.250% due 02/15/2026 •(c)		200	223
3.625% due 02/15/2028 (c)		600	661
4.375% due 07/01/2022		6,700	7,594
4.875% due 07/01/2024		200	230

Univision Communications, Inc.
5.125% due 02/15/2025		$3,900	3,900

Valaris PLC
5.750% due 10/01/2044		184	77
7.750% due 02/01/2026		24	12

Vale Overseas Ltd.
6.250% due 08/10/2026		579	686
6.875% due 11/21/2036		320	422
6.875% due 11/10/2039		90	120

Vale S.A.
3.750% due 01/10/2023	EUR	100	121

ViaSat, Inc.
5.625% due 09/15/2025		$158	161
5.625% due 04/15/2027		28	29

Western Midstream Operating LP
2.698% (US0003M + 0.850%) due 01/13/2023 ~		96	96
3.100% due 02/01/2025		64	64
4.050% due 02/01/2030		64	64
5.250% due 02/01/2050		64	61

WPX Energy, Inc.
4.500% due 01/15/2030		144	145

Wyndham Destinations, Inc.
3.900% due 03/01/2023		155	157
4.625% due 03/01/2030		95	98
5.400% due 04/01/2024		20	21
5.750% due 04/01/2027		1,535	1,679

Wynn Macau Ltd.
5.125% due 12/15/2029		1,000	993
5.500% due 10/01/2027		600	612

YPF S.A.
48.005% (BADLARPP + 4.000%) due 09/24/2020 «~	ARS	11,480	127
52.818% (BADLARPP + 6.000%) due 03/04/2021 «~(a)		15,730	187

			342,443

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	25

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 8.1%

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025 (c)		$200	$202
4.625% due 02/04/2030 (c)		200	203

CenturyLink, Inc.
4.000% due 02/15/2027		128	129

DTEK Finance PLC (10.750% Cash and 0.000% PIK)
10.750% due 12/31/2024 (d)		3,986	4,146

Edison International
2.400% due 09/15/2022		126	127
2.950% due 03/15/2023		11	11
3.125% due 11/15/2022		142	145
3.550% due 11/15/2024		157	165
5.750% due 06/15/2027		121	140

Frontier Communications Corp.
8.000% due 04/01/2027		226	236

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		8,511	9,270

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		329	330

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		313	184

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		6,300	6,269

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		7,953	1,988

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		766	812
2.950% due 03/01/2026 ^(e)		1,422	1,461
3.250% due 09/15/2021 ^(e)		180	191
3.300% due 03/15/2027 ^(e)		4,507	4,710
3.300% due 12/01/2027 ^(e)		2,610	2,711
3.400% due 08/15/2024 ^(e)		710	753
3.500% due 06/15/2025 ^(e)		1,489	1,571
3.750% due 02/15/2024 ^(e)		443	474
3.750% due 08/15/2042 ^(e)		46	46
3.850% due 11/15/2023 ^(e)		717	769
4.000% due 12/01/2046 ^(e)		6	6
4.250% due 05/15/2021 ^(e)		1,909	2,029
4.300% due 03/15/2045 ^(e)		57	60
4.500% due 12/15/2041 ^(e)		65	71
4.600% due 06/15/2043 ^(e)		36	40
4.650% due 08/01/2028 ^(e)		1,989	2,313
4.750% due 02/15/2044 ^(e)		1,650	1,877
5.125% due 11/15/2043 ^(e)		2,822	3,220
5.400% due 01/15/2040 ^(e)		36	42
5.800% due 03/01/2037 ^(e)		8,363	9,639
6.050% due 03/01/2034 ^(e)		4,549	5,240
6.250% due 03/01/2039 ^(e)		1,376	1,584
6.350% due 02/15/2038 ^(e)		1,751	2,028

Petrobras Global Finance BV
5.093% due 01/15/2030		1,272	1,397
6.250% due 12/14/2026 (l)	GBP	4,976	7,872
6.625% due 01/16/2034		800	1,290

Plains All American Pipeline LP
6.650% due 01/15/2037		$150	180

RCS & RDS S.A.
2.500% due 02/05/2025 (c)	EUR	400	445

Rio Oil Finance Trust
8.200% due 04/06/2028		$4,060	4,762
9.250% due 07/06/2024		3,674	4,125
9.250% due 07/06/2024 (l)		3,495	3,925
9.750% due 01/06/2027		507	601

Southern California Edison Co.
2.850% due 08/01/2029		32	33
3.650% due 03/01/2028		11	12
3.650% due 02/01/2050		64	67
4.125% due 03/01/2048		76	86
4.650% due 10/01/2043		1,110	1,329
4.875% due 03/01/2049		316	391
5.750% due 04/01/2035		22	29
6.000% due 01/15/2034		34	46
6.650% due 04/01/2029		142	179

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Gas Co.
2.550% due 02/01/2030	$160	$165

Sprint Communications, Inc.
6.000% due 11/15/2022	908	939
11.500% due 11/15/2021	200	223

Sprint Corp.
7.125% due 06/15/2024	1,395	1,444
7.250% due 09/15/2021	2,101	2,207
7.250% due 02/01/2028 (c)	661	656
7.625% due 03/01/2026	2,182	2,281
7.875% due 09/15/2023	10,903	11,606

Talen Energy Supply LLC
6.625% due 01/15/2028	64	64

Transocean Phoenix Ltd.
7.750% due 10/15/2024	2,037	2,165

Transocean Poseidon Ltd.
6.875% due 02/01/2027	238	249

Transocean Proteus Ltd.
6.250% due 12/01/2024	280	289

Transocean Sentry Ltd.
5.375% due 05/15/2023	100	101

		114,350

Total Corporate Bonds & Notes (Cost $698,757)		737,024

CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%

Caesars Entertainment Corp.
5.000% due 10/01/2024	1,050	2,030

DISH Network Corp.
3.375% due 08/15/2026	5,900	5,742

		7,772

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024	100	65

Total Convertible Bonds & Notes (Cost $7,928)		7,837

MUNICIPAL BONDS & NOTES 3.9%

CALIFORNIA 0.3%

Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	3,425	3,554

ILLINOIS 2.4%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	23,700	31,686

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	51	59

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	200	231

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	60	73
7.350% due 07/01/2035	40	51

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	1,035	1,168

		33,268

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	445	452

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	$1,865	$1,902

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,360	1,375

WEST VIRGINIA 1.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	78,700	3,651
7.467% due 06/01/2047	10,085	10,855

		14,506

Total Municipal Bonds & Notes (Cost $46,135)		55,057

U.S. GOVERNMENT AGENCIES 3.3%

Fannie Mae
3.000% due 01/25/2042 (a)	713	31
3.500% due 02/25/2033 (a)	2,010	216
4.439% due 07/25/2040 •(a)	712	50
5.211% due 07/25/2029 •	1,490	1,574
7.411% due 07/25/2029 •	2,010	2,419

Freddie Mac
0.000% due 02/25/2046 (b)(h)	12,790	11,954
0.100% due 02/25/2046 (a)	153,449	89
2.550% due 11/25/2055 «~	14,227	8,635
3.336% due 03/15/2043	403	405
3.500% due 10/15/2035 (a)	2,423	274
5.178% due 07/15/2039 •	2,207	2,525
5.360% due 02/15/2034 •(a)	1,667	314
6.173% due 03/15/2044 •	1,822	2,410
7.251% due 02/15/2036 •	5,228	6,927
9.211% due 12/25/2027 •	4,418	5,307
12.411% due 03/25/2025 •	2,305	3,015

Ginnie Mae
3.000% due 12/20/2042 (a)	74	3
3.500% due 09/16/2041 - 06/20/2042 (a)	1,120	131
5.092% due 01/20/2042 •(a)	1,831	307

Total U.S. Government Agencies (Cost $42,768)		46,586

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.8%

Adjustable Rate Mortgage Trust
2.001% due 05/25/2036 •	1,688	929
2.811% due 01/25/2035 •	4,499	4,261

Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	155	155
6.000% due 04/25/2036 ^	2,394	2,452

Banc of America Funding Trust
5.500% due 01/25/2036	218	197
6.000% due 07/25/2037 ^	505	492

BCAP LLC Trust
3.783% due 03/27/2036 ~	3,887	3,435
4.850% due 03/26/2037 þ	1,421	1,733
7.000% due 12/26/2036 ~	3,853	3,754

Bear Stearns ALT-A Trust
3.656% due 08/25/2046 ^~	3,822	3,745
3.801% due 11/25/2036 ^~	663	554
3.943% due 08/25/2036 ^~	2,832	2,012
4.229% due 09/25/2035 ^~	894	740
4.327% due 11/25/2034 ~	207	207

Bear Stearns Commercial Mortgage Securities Trust
5.919% due 04/12/2038 ~	370	375

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	1,252	1,210

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	3	2

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CD Mortgage Trust
5.688% due 10/15/2048		$9,958	$6,025

Chase Mortgage Finance Trust
3.794% due 12/25/2035 ^~		14	14
6.000% due 02/25/2037 ^		1,619	1,138
6.000% due 03/25/2037 ^		398	318
6.000% due 07/25/2037 ^		1,413	1,129

Citigroup Commercial Mortgage Trust
5.775% due 12/10/2049 ~		640	410

Citigroup Mortgage Loan Trust
3.856% due 04/25/2037 ^~		2,685	2,412
4.125% due 11/25/2035 ~		16,218	12,695
4.425% due 03/25/2037 ^~		592	590
6.000% due 11/25/2036 ~		12,694	10,651

CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037 ^		2,187	2,168

Commercial Mortgage Loan Trust
6.254% due 12/10/2049 ~		4,066	2,701

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~		1,882	1,466

Countrywide Alternative Loan Trust
1.864% due 03/20/2046 •		4,549	4,214
2.201% due 08/25/2035 •		302	209
3.589% due 04/25/2037 ^•(a)		18,937	4,300
3.973% due 06/25/2037 ^~		2,464	2,367
5.250% due 05/25/2021 ^		8	8
5.500% due 03/25/2035		518	371
5.500% due 09/25/2035 ^		4,454	4,096
5.750% due 01/25/2035		454	469
5.750% due 02/25/2035		593	587
6.000% due 02/25/2035		677	674
6.000% due 04/25/2036		1,580	1,119
6.000% due 05/25/2036 ^		1,840	1,418
6.000% due 02/25/2037		2,079	1,706
6.000% due 02/25/2037 ^		653	401
6.000% due 04/25/2037 ^		5,693	4,025
6.000% due 08/25/2037 ^•		8,624	7,139
6.250% due 10/25/2036 ^		2,205	1,867
6.250% due 12/25/2036 ^•		3,180	2,261
6.500% due 08/25/2036 ^		813	487
6.500% due 09/25/2036 ^		397	320
15.543% due 02/25/2036 •		1,509	2,107

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/2037 ^		633	498
6.000% due 04/25/2036 ^		346	294

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		1,345	1,040

Eurosail PLC
2.150% due 06/13/2045 •	GBP	4,487	4,589
4.800% due 06/13/2045 •		1,394	1,668

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~		$9,200	9,104

GS Mortgage Securities Trust
5.622% due 11/10/2039		1,154	904

GSR Mortgage Loan Trust
3.928% due 03/25/2037 ^~		2,093	1,832
4.217% due 11/25/2035 ^~		1,240	1,220
5.500% due 05/25/2036 ^		134	233

HomeBanc Mortgage Trust
2.461% due 03/25/2035 •		166	154

IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		6,602	3,761

JPMorgan Alternative Loan Trust
3.491% due 03/25/2037 ~		7,217	7,104

JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		2,022	2,366
5.623% due 05/12/2045		192	175

JPMorgan Mortgage Trust
3.640% due 02/25/2036 ^~		1,311	1,082
4.024% due 01/25/2037 ^~		896	866
4.083% due 10/25/2035 ~		35	35
4.337% due 06/25/2036 ^~		735	660

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		5,765	3,430

Lehman Mortgage Trust
6.000% due 07/25/2037 ^		178	169

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman XS Trust
1.881% due 06/25/2047 •		$2,731	$2,519

MASTR Alternative Loan Trust
6.750% due 07/25/2036		3,277	2,144

Merrill Lynch Mortgage Investors Trust
4.081% due 03/25/2036 ^~		2,944	2,093

Motel 6 Trust
8.603% due 08/15/2024 •		11,091	11,287

RBSSP Resecuritization Trust
1.881% due 10/27/2036 •		3,609	932
2.032% due 08/27/2037 •		8,000	3,595

Residential Accredit Loans, Inc. Trust
1.851% due 08/25/2036 ^•		820	775
1.891% due 05/25/2037 ^•		238	170
6.000% due 08/25/2036 ^		574	561
6.000% due 05/25/2037 ^		1,910	1,857

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		383	265
6.000% due 02/25/2037 ^		1,841	1,322
6.250% due 09/25/2037 ^		4,887	2,978

Residential Funding Mortgage Securities, Inc. Trust
4.426% due 02/25/2037 ~		2,475	2,083

Structured Adjustable Rate Mortgage Loan Trust
3.731% due 11/25/2036 ^~		3,490	3,356
3.856% due 01/25/2036 ^~		5,930	4,405
4.212% due 07/25/2035 ^~		1,568	1,492

Structured Asset Mortgage Investments Trust
1.781% due 08/25/2036 •		168	156

SunTrust Adjustable Rate Mortgage Loan Trust
4.049% due 02/25/2037 ^~		457	439
4.117% due 02/25/2037 ^~		4,850	4,732
4.452% due 04/25/2037 ^~		462	387

WaMu Mortgage Pass-Through Certificates Trust
3.618% due 07/25/2037 ^~		651	602
3.688% due 10/25/2036 ^~		1,435	1,352
3.813% due 02/25/2037 ^~		966	934
3.990% due 07/25/2037 ^~		1,586	1,518

Washington Mutual Mortgage Pass-Through Certificates Trust
2.985% due 05/25/2047 ^•		136	13
6.000% due 10/25/2035 ^		1,485	1,227
6.000% due 03/25/2036 ^		1,840	1,894
6.000% due 02/25/2037		4,312	3,973

Total Non-Agency Mortgage-Backed Securities (Cost $189,776)			208,360

ASSET-BACKED SECURITIES 17.3%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,359

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.011% due 03/25/2033 •		$63	64

Apidos CLO
0.000% due 01/20/2031 ~		8,800	6,050

Bear Stearns Asset-Backed Securities Trust
2.061% due 04/25/2037 •		13,180	10,821

Belle Haven ABS CDO Ltd.
2.539% due 07/05/2046 •		324,260	454

BlueMountain CLO Ltd.
7.298% due 04/13/2027 •		1,000	1,000

California Street CLO Ltd.
6.731% due 10/15/2025 •		1,400	1,380

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		6,000	3,352

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,100	1,996
0.000% due 10/22/2031 ~		3,000	1,301

Citigroup Mortgage Loan Trust
1.821% due 12/25/2036 •		3,119	2,154
2.061% due 11/25/2046 •		5,844	5,777

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	2,831

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
1.831% due 03/25/2037 •		$2,012	$1,904
1.861% due 06/25/2047 ^•		14,994	13,871
1.971% due 09/25/2037 ^•		17,757	14,202

Credit-Based Asset Servicing & Securitization LLC
3.563% due 12/25/2035 ^þ		21	22

Dryden CLO Ltd.
0.000% due 07/17/2031 ~		14,311	11,010

First Franklin Mortgage Loan Trust
1.821% due 10/25/2036 •		4,390	3,445

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		16	1,743

Fremont Home Loan Trust
1.811% due 01/25/2037 •		6,522	3,747
1.981% due 02/25/2036 •		12,163	7,911

Glacier Funding CDO Ltd.
2.172% due 08/04/2035 •		7,822	1,884

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	750	514

Home Equity Mortgage Loan Asset-Backed Trust
1.821% due 07/25/2037 •		$3,130	2,122

Hyundai Auto Receivables Trust
1.000% due 12/15/2022 «		7,010	5,359

JPMorgan Mortgage Acquisition Trust
5.830% due 07/25/2036 ^þ		123	60

Lehman XS Trust
6.290% due 06/24/2046 þ		2,199	2,206

LNR CDO Ltd.
2.758% due 02/28/2043 •		4,976	735

Long Beach Mortgage Loan Trust
1.961% due 01/25/2036 •		6,523	6,225

Marlette Funding Trust
0.000% due 09/17/2029 «(h)		15	5,383

Merrill Lynch Mortgage Investors Trust
5.895% due 03/25/2037 þ		6,830	2,617

Morgan Stanley ABS Capital, Inc. Trust
1.811% due 10/25/2036 •		7,267	4,700

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		1,143	799

N-Star REL CDO Ltd.
2.940% due 02/01/2041 •		847	790

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.636% due 07/25/2035 •		6,000	5,716

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		11,504	5,102
7.238% due 09/25/2037 ^þ		9,028	5,264

Residential Asset Securities Corp. Trust
2.241% due 08/25/2034 •		7,559	6,848

Securitized Asset-Backed Receivables LLC Trust
1.941% due 03/25/2036 •		10,833	9,038

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		8	8,892

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		7	4,603

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		3	1,952
0.000% due 10/15/2048 «(h)		3	2,362

SoFi Consumer Loan Program LLC
0.000% due 11/25/2026 «(h)		96	4,557

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		7,500	2,647
0.000% due 07/25/2040 «(h)		38	1,542
0.000% due 09/25/2040 (h)		3,226	1,562

South Coast Funding Ltd.
2.501% due 08/10/2038 •		19,591	3,289

Symphony CLO Ltd.
6.438% due 07/14/2026 •		3,600	3,475

Taberna Preferred Funding Ltd.
2.251% due 12/05/2036 •		11,186	9,854
2.271% due 08/05/2036 •		532	474
2.271% due 08/05/2036 ^•		10,303	9,183
2.291% due 02/05/2036 •		5,048	4,556

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	27

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tropic CDO Ltd.
2.731% due 04/15/2034 •		$25,000	$23,625

Total Asset-Backed Securities (Cost $250,206)			244,329

SOVEREIGN ISSUES 5.8%

Argentina Government International Bond
2.500% due 07/22/2021	ARS	32,644	280
3.375% due 01/15/2023	EUR	300	151
3.380% due 12/31/2038 þ		7,755	3,590
3.875% due 01/15/2022		300	155
4.000% due 03/06/2020	ARS	219,562	2,273
5.250% due 01/15/2028	EUR	200	94
6.250% due 11/09/2047		100	46
7.820% due 12/31/2033		19,140	11,331
15.500% due 10/17/2026	ARS	92,410	373
38.154% (BADLARPP + 2.000%) due 04/03/2022 ~		121,504	924
42.524% (BADLARPP + 3.250%) due 03/01/2020 ~		2,400	26
42.781% (BADLARPP) due 10/04/2022 ~		116	1
53.323% (ARLLMONP) due 06/21/2020 ~(a)		314,440	2,602

Autonomous City of Buenos Aires Argentina
39.421% due 03/29/2024 •		191,280	1,997
39.745% (BADLARPP + 5.000%) due 01/23/2022 ~		171,140	1,901

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	2,650	3,162
4.950% due 02/11/2020		50	56

Export-Credit Bank of Turkey
8.250% due 01/24/2024		$200	223

Ghana Government International Bond
10.750% due 10/14/2030		800	1,031

Peru Government International Bond
5.400% due 08/12/2034	PEN	26	8
5.940% due 02/12/2029		7,574	2,570
6.150% due 08/12/2032		806	276
6.350% due 08/12/2028		11,063	3,846
6.900% due 08/12/2037		118	43
6.950% due 08/12/2031		1,725	626
8.200% due 08/12/2026		9,093	3,441

Provincia de Buenos Aires
39.293% (BADLARPP + 3.750%) due 04/12/2025 ~	ARS	862,385	5,680

South Africa Government International Bond
4.850% due 09/30/2029 (l)		$2,400	2,429
5.750% due 09/30/2049 (l)		2,000	1,972

Turkey Government International Bond
3.250% due 06/14/2025	EUR	200	228
4.625% due 03/31/2025		3,600	4,385
5.200% due 02/16/2026		1,200	1,494
5.600% due 11/14/2024		$5,800	6,120
7.625% due 04/26/2029		4,000	4,657

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	2,495	2,752
7.750% due 09/01/2022 (l)		$9,800	10,701

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)	$490	$62
8.250% due 10/13/2024 ^(e)	70	9
9.250% due 09/15/2027 ^(e)	598	76

Total Sovereign Issues (Cost $119,346)		81,591

	SHARES
COMMON STOCKS 1.1%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (f)	1,167,686	3,188

iHeartMedia, Inc. (f)	872	14

iHeartMedia, Inc. ‘A’ (f)	64,921	1,148

		4,350

CONSUMER DISCRETIONARY 0.7%

Caesars Entertainment Corp. (f)	754,964	10,320

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(j)	64,837	10

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(f)(j)	45,070	563

Total Common Stocks (Cost $19,008)		15,243

WARRANTS 0.7%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.	422,815	7,475

INDUSTRIALS 0.2%

Sequa Corp. - Exp. 04/28/2024 «	1,355,000	3,000

Total Warrants (Cost $8,503)		10,475

PREFERRED SECURITIES 6.6%

BANKING & FINANCE 3.8%

AGFC Capital Trust
3.581% (US0003M + 1.750%) due 01/15/2067 ~	1,800,000	902

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(l)	14,000,000	15,568
8.875% due 04/14/2021 •(i)(l)	600,000	727

Banco Santander S.A.
6.250% due 09/11/2021 •(i)(l)	2,200,000	2,617

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)	110,000	116

Nationwide Building Society
10.250% ~	119,250	26,612

		SHARES	MARKET VALUE (000S)

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)		4,773,000	$7,027

			53,569

INDUSTRIALS 2.8%

General Electric Co.
5.000% due 01/21/2021 •(i)		1,343,000	1,331

Sequa Corp. (12.000% PIK)
12.000% «(d)		32,507	38,216

			39,547

Total Preferred Securities (Cost $76,893)			93,116

REAL ESTATE INVESTMENT TRUSTS 1.6%

REAL ESTATE 1.6%

VICI Properties, Inc.		858,541	23,009

Total Real Estate Investment Trusts (Cost $10,754)			23,009

SHORT-TERM INSTRUMENTS 5.4%

REPURCHASE AGREEMENTS (k) 4.2%
			58,609

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.1%
38.342% due 04/03/2020 ~	ARS	12,390	143
38.686% due 06/22/2020 ~		34,330	399
46.139% due 04/28/2020 - 08/27/2020 (g)(h)		82,622	976

			1,518

U.S. TREASURY BILLS 1.1%
1.562% due 02/06/2020 - 04/30/2020 (g)(h)(n)(p)		$15,858	15,855

Total Short-Term Instruments (Cost $77,136)			75,982

Total Investments in Securities (Cost $1,848,918)			1,893,280

Total Investments 134.2% (Cost $1,848,918)			$1,893,280

Financial Derivative Instruments (m)(o) 0.0% (Cost or Premiums, net $(22,905))			39

Auction Rate Preferred Shares (15.1)%			(212,650)

Other Assets and Liabilities, net (19.1)%			(269,569)

Net Assets Applicable to Common Shareholders 100.0%			$1,411,100

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	$ 2,472	$10	0.00%
Westmoreland Mining Holdings LLC	07/29/2015 - 03/26/2019	1,172	563	0.04

		$ 3,644	$573	0.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	01/31/2020	02/03/2020	$4,309	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(4,396)	$4,309	$4,309
JPS	1.640	01/31/2020	02/03/2020	5,700	U.S. Treasury Bonds 2.250% due 08/15/2046	(5,850)	5,700	5,701
MBC	1.640	01/31/2020	02/03/2020	24,300	U.S. Treasury Notes 1.875% due 01/31/2022	(25,106)	24,300	24,304
NOM	1.640	01/31/2020	02/03/2020	24,300	U.S. Treasury Bonds 6.250% due 08/15/2023	(24,848)	24,300	24,303

Total Repurchase Agreements						$(60,200)	$58,609	$58,617

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	2.000%	11/01/2019	TBD	(3)		$(4,102)	$(4,123)
BOS	1.970	01/09/2020	02/11/2020			(3,745)	(3,750)
BPS	(0.180)	11/14/2019	02/14/2020		EUR	(1,175)	(1,302)
	0.950	01/16/2020	04/16/2020		GBP	(2,012)	(2,658)
	2.250	01/17/2020	02/18/2020			$(3,468)	(3,472)
	2.330	01/10/2020	02/11/2020			(422)	(423)
BRC	(7.000)	01/22/2020	TBD	(3)		(859)	(857)
	1.000	01/31/2020	TBD	(3)		(761)	(761)
	2.250	01/03/2020	03/03/2020			(3,794)	(3,801)
CEW	2.170	01/22/2020	02/24/2020			(8,097)	(8,103)
	2.250	01/17/2020	02/20/2020			(20,379)	(20,401)
CIW	1.930	01/17/2020	02/18/2020			(15,411)	(15,425)
JML	(0.300)	01/15/2020	04/15/2020		EUR	(2,828)	(3,135)
	(0.300)	01/22/2020	04/22/2020			(609)	(676)
	0.000	01/10/2020	04/08/2020			(1,897)	(2,104)
	0.850	01/23/2020	04/23/2020		GBP	(12,675)	(16,741)
	0.950	01/14/2020	04/14/2020			(204)	(270)
	0.950	01/15/2020	04/15/2020			(11,383)	(15,038)
	0.950	01/17/2020	04/17/2020			(383)	(506)
	0.950	01/28/2020	04/28/2020			(8,474)	(11,192)
NOM	2.450	01/13/2020	02/18/2020			$(1,900)	(1,903)
RDR	1.900	01/22/2020	TBD	(3)		(510)	(510)
	1.950	01/06/2020	02/07/2020			(5,154)	(5,162)
RTA	2.297	01/07/2020	04/06/2020			(24,872)	(24,915)

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	29

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
UBS	(0.150)%	10/10/2019	02/10/2020	EUR	(12,605)	$(13,973)
	(0.150)	12/09/2019	02/10/2020		(1,975)	(2,190)
	1.150	10/10/2019	02/10/2020	GBP	(5,207)	(6,901)
	2.000	02/04/2020	03/06/2020		$(14,641)	(14,641)
	2.350	01/07/2020	02/10/2020		(9,954)	(9,972)
	2.450	11/06/2019	02/04/2020		(11,113)	(11,180)
	2.450	12/04/2019	03/03/2020		(16,174)	(16,241)
	2.450	01/09/2020	02/04/2020		(3,436)	(3,442)

Total Reverse Repurchase Agreements						$(225,768)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of January 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(4,123)	$0	$(4,123)	$4,485	$362
BOS	0	(3,750)	0	(3,750)	3,907	157
BPS	0	(7,855)	0	(7,855)	8,843	988
BRC	0	(5,419)	0	(5,419)	5,792	373
CEW	0	(28,504)	0	(28,504)	30,906	2,402
CIW	0	(15,425)	0	(15,425)	16,279	854
FICC	4,309	0	0	4,309	(4,396)	(87)
JML	0	(49,662)	0	(49,662)	58,162	8,500
JPS	5,701	0	0	5,701	(5,850)	(149)
MBC	24,304	0	0	24,304	(25,106)	(802)
NOM	24,303	(1,903)	0	22,400	(22,665)	(265)
RDR	0	(5,672)	0	(5,672)	5,991	319
RTA	0	(24,915)	0	(24,915)	28,072	3,157
UBS	0	(78,540)	0	(78,540)	71,422	(7,118)

Total Borrowings and Other Financing Transactions	$58,617	$(225,768)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(89,532)	$(93,476)	$(6,251)	$(189,259)
Sovereign Issues	0	(1,903)	(3,801)	0	(5,704)
Preferred Securities	0	(16,164)	0	0	(16,164)

Total Borrowings	$0	$(107,599)	$(97,277)	$(6,251)	$(211,127)

Payable for reverse repurchase agreements(5)					$(211,127)

(l)	Securities with an aggregate market value of $238,271 and cash of $1 have been pledged as collateral under the terms of the above master agreements as of January 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended January 31, 2020 was $(262,903) at a weighted average interest rate of 1.883%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(14,641) is outstanding at period end.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	4.893%	$	4,700	$(9)	$56	$47	$0	$(12)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	5.130		1,000	(2)	3	1	0	(2)
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	357.443		17,570	(724)	(7,689)	(8,413)	214	0
Frontier Communications Corp.	5.000	Quarterly	06/20/2022	190.949		1,000	(135)	(372)	(507)	4	0

							$(870)	$(8,002)	$(8,872)	$218	$(14)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	0.000%	Quarterly	12/20/2024	$15,345	$1,471	$(106)	$1,365	$0	$(65)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	06/19/2022	$	170,500	$(5,405)	$(1,345)	$(6,750)	$0	$(265)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		8,580	541	97	638	24	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		44,400	2,099	335	2,434	141	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		73,900	530	5,605	6,135	282	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		263,700	13,372	23,177	36,549	1,196	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		305,100	(9,953)	125,679	115,726	3,132	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		20,700	(83)	(2,789)	(2,872)	0	(195)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		42,900	(309)	(3,024)	(3,333)	0	(383)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		177,200	41	2,426	2,467	0	(1,474)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		28,200	(65)	(406)	(471)	0	(240)
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		123,200	(439)	2,121	1,682	0	(1,027)
Receive(5)	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		29,300	(114)	(1,275)	(1,389)	0	(257)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		9,800	(29)	(1,333)	(1,362)	0	(93)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	13,400	332	959	1,291	29	0
Receive(5)	6-Month EUR-EURIBOR	(0.150)	Annual	03/18/2030	EUR	38,000	695	(250)	445	0	(256)
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		4,100	(3)	(79)	(82)	0	(29)
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	68,700	715	(905)	(190)	0	(78)
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		7,800	190	27	217	0	(35)

							$2,115	$149,020	$151,135	$4,804	$(4,332)

Total Swap Agreements							$2,716	$140,912	$143,628	$5,022	$(4,411)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$5,022	$5,022	$0	$0	$(4,411)	$(4,411)

(n)

Securities with an aggregate market value of $3,876 and cash of $20,001 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	31

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2020		$86,727	EUR	78,678	$531	$0
	02/2020		9,072	MXN	169,752	0	(97)
	03/2020	EUR	78,678		$86,876	0	(531)
	03/2020		$157	IDR	2,151,783	0	0

BPS	02/2020	PEN	6,536		$1,926	0	(4)
	02/2020		$1,045	GBP	803	15	0
	02/2020		3,037	IDR	41,530,445	1	(2)
	02/2020		5,887	INR	419,735	0	(17)

BRC	02/2020	EUR	72,411		$81,100	793	0
	03/2020		$65	IDR	894,165	0	0

CBK	02/2020	BRL	26,029		$6,176	98	0
	02/2020	EUR	3,769		4,182	5	(3)
	02/2020		$6,395	BRL	26,029	0	(317)
	02/2020		1,959	PEN	6,536	0	(29)
	03/2020		6,169	BRL	26,028	0	(100)
	04/2020	PEN	6,536		$1,954	29	0

FBF	03/2020		$4,077	BRL	17,192	0	(69)

GLM	02/2020	CLP	964,978		$1,206	1	0
	02/2020		$1,249	CLP	964,978	0	(44)
	02/2020		2,189	RUB	140,330	2	0
	04/2020		11,137		689,379	0	(442)
	06/2020		1,206	CLP	964,978	0	(1)

HUS	02/2020	EUR	2,498		$2,754	0	(16)
	02/2020		$545	INR	38,837	0	(2)
	03/2020		70		4,996	0	0
	05/2020		11,824	MXN	231,978	291	0

JPM	02/2020	GBP	112,054		$146,695	0	(1,272)

MYI	03/2020		$6,494	RUB	421,951	74	0

RBC	03/2020		3,558	IDR	48,805,620	3	0

SCX	02/2020	AUD	197		$136	4	0
	03/2020		$209	IDR	2,871,055	0	0
	03/2020		436	INR	31,161	0	(1)

SSB	02/2020		144,467	GBP	111,251	2,440	0
	03/2020	GBP	111,251		$144,589	0	(2,427)

Total Forward Foreign Currency Contracts						$4,287	$(5,374)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.357%	$	1,800	$(352)	$325	$0	$(27)

BRC	Springleaf Finance Corp.	5.000	Quarterly	12/20/2021	0.432		2,700	(40)	288	248	0
	Ukraine Government International Bond	5.000	Quarterly	12/20/2022	3.052		16,900	1,036	(36)	1,000	0

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
DUB	Petroleos Mexicanos	1.000%	Quarterly	12/20/2021	0.854%	$	100	$(9)	$9	$0	$0

GST	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.245		20	(3)	3	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.357		2,400	(476)	439	0	(37)

HUS	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.245		60	(9)	9	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.357		3,000	(623)	577	0	(46)

JPM	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.175		1,300	(149)	160	11	0
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	0.623		6,570	620	98	718	0

UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	0.599		1,900	111	(66)	45	0

								$106	$1,806	$2,022	$(110)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$39,946	$(8,283)	$6,390	$0	$(1,893)

GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	18,379	(873)	(131)	0	(1,004)
	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	3,379	(701)	541	0	(160)

MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	46,560	(9,475)	7,269	0	(2,206)

MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	50,687	(6,463)	4,061	0	(2,402)

						$(25,795)	$18,130	$0	$(7,665)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$600,000	$68	$6,200	$6,268	$0

Total Swap Agreements							$(25,621)	$26,136	$8,290	$(7,775)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of January 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$531	$0	$0	$531	$(628)	$0	$0	$(628)	$(97)	$0	$(97)
BPS	16	0	0	16	(23)	0	(27)	(50)	(34)	73	39
BRC	793	0	1,248	2,041	0	0	(1,893)	(1,893)	148	(780)	(632)
CBK	132	0	0	132	(449)	0	0	(449)	(317)	281	(36)
DUB	0	0	6,268	6,268	0	0	0	0	6,268	(6,250)	18
FBF	0	0	0	0	(69)	0	0	(69)	(69)	0	(69)
GLM	3	0	0	3	(487)	0	0	(487)	(484)	291	(193)
GST	0	0	0	0	0	0	(1,201)	(1,201)	(1,201)	1,690	489
HUS	291	0	0	291	(18)	0	(46)	(64)	227	(290)	(63)
JPM	0	0	729	729	(1,272)	0	0	(1,272)	(543)	(880)	(1,423)
MEI	0	0	0	0	0	0	(2,206)	(2,206)	(2,206)	2,309	103
MYC	0	0	0	0	0	0	(2,402)	(2,402)	(2,402)	2,154	(248)
MYI	74	0	0	74	0	0	0	0	74	(130)	(56)
RBC	3	0	0	3	0	0	0	0	3	0	3
SCX	4	0	0	4	(1)	0	0	(1)	3	0	3
SSB	2,440	0	0	2,440	(2,427)	0	0	(2,427)	13	0	13
UAG	0	0	45	45	0	0	0	0	45	(280)	(235)

Total Over the Counter	$4,287	$0	$8,290	$12,577	$(5,374)	$0	$(7,775)	$(13,149)

(p)

Securities with an aggregate market value of $7,117 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of January 31, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	33

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of January 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$218	$0	$0	$4,804	$5,022

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,287	$0	$4,287
Swap Agreements	0	2,022	0	0	6,268	8,290

	$0	$2,022	$0	$4,287	$6,268	$12,577

	$0	$2,240	$0	$4,287	$11,072	$17,599

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$79	$0	$0	$4,332	$4,411

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,374	$0	$5,374
Swap Agreements	0	7,775	0	0	0	7,775

	$0	$7,775	$0	$5,374	$0	$13,149

	$0	$7,854	$0	$5,374	$4,332	$17,560

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended January 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,491	$0	$0	$(125,214)	$(123,723)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,018	$0	$5,018
Swap Agreements	0	6,611	0	0	4,901	11,512

	$0	$6,611	$0	$5,018	$4,901	$16,530

	$0	$8,102	$0	$5,018	$(120,313)	$(107,193)

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(3,632)	$0	$0	$114,852	$111,220

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,961)	$0	$(9,961)
Swap Agreements	0	(107)	0	0	(2,034)	(2,141)

	$0	$(107)	$0	$(9,961)	$(2,034)	$(12,102)

	$0	$(3,739)	$0	$(9,961)	$112,818	$99,118

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$236	$239,084	$55,351	$294,671
Corporate Bonds & Notes
Banking & Finance	0	280,231	0	280,231
Industrials	0	341,470	973	342,443
Utilities	0	114,350	0	114,350
Convertible Bonds & Notes
Industrials	0	7,772	0	7,772
Utilities	0	65	0	65
Municipal Bonds & Notes
California	0	3,554	0	3,554
Illinois	0	33,268	0	33,268
Iowa	0	452	0	452
Texas	0	1,902	0	1,902
Virginia	0	1,375	0	1,375
West Virginia	0	14,506	0	14,506
U.S. Government Agencies	0	37,951	8,635	46,586
Non-Agency Mortgage-Backed Securities	0	208,360	0	208,360
Asset-Backed Securities	0	207,936	36,393	244,329
Sovereign Issues	0	81,591	0	81,591
Common Stocks
Communication Services	4,336	14	0	4,350
Consumer Discretionary	10,320	0	0	10,320
Energy	10	0	0	10
Industrials	0	0	563	563
Warrants
Communication Services	0	7,475	0	7,475
Industrials	0	0	3,000	3,000

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2020
Preferred Securities
Banking & Finance	$0	$53,569	$0	$53,569
Industrials	0	1,331	38,216	39,547
Real Estate Investment Trusts
Real Estate	23,009	0	0	23,009
Short-Term Instruments
Repurchase Agreements	0	58,609	0	58,609
Argentina Treasury Bills	0	1,518	0	1,518
U.S. Treasury Bills	0	15,855	0	15,855

Total Investments	$37,911	$1,712,238	$143,131	$1,893,280

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	5,022	0	5,022
Over the counter	0	12,532	45	12,577

	$0	$17,554	$45	$17,599

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4,411)	0	(4,411)
Over the counter	0	(13,149)	0	(13,149)

	$0	$(17,560)	$0	$(17,560)

Total Financial Derivative Instruments	$0	$(6)	$45	$39

Totals	$37,911	$1,712,232	$143,176	$1,893,319

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2020:

Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases(1)	Net Sales/Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2020(2)
Investments in Securities, at Value
Loan Participations and Assignments	$9,171	$41,202	$(624)	$(79)	$(1)	$278	$5,404	$0	$55,351	$283
Corporate Bonds & Notes
Industrials	0	1,219	0	10	0	(256)	0	0	973	(256)
U.S. Government Agencies	8,631	0	(86)	250	29	(189)	0	0	8,635	(193)
Asset-Backed Securities	46,486	0	(7,852)	0	689	(2,930)	0	0	36,393	(3,419)
Common Stocks
Industrials	654	0	0	0	0	(91)	0	0	563	(90)

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	35

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

January 31, 2020 (Unaudited)

Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases(1)	Net Sales/Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2020(2)
Warrants
Industrials	$2,513	$0	$0	$0	$0	$487	$0	$0	$3,000	$487
Preferred Securities
Industrials	36,716	2,130	0	0	0	(630)	0	0	38,216	(630)

	$104,171	$44,551	$(8,562)	$181	$717	$(3,331)	$5,404	$0	$143,131	$(3,818)

Financial Derivative Instruments - Assets
Over the counter	$80	$0	$0	$0	$0	$(35)	$0	$0	$45	$(17)

Totals	$104,251	$44,551	$(8,562)	$181	$717	$(3,366)	$5,404	$0	$143,176	$(3,835)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 01/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$32,000	Market Based Approach	Recovery Value	100.000	—
	8,126	Proxy Pricing	Base Price	92.606-101.080	98.242
	15,225	Third Party Vendor	Broker Quote	75.500-102.000	95.584
Corporate Bonds & Notes
Industrials	973	Other Valuation Techniques(3)	—	—	—
U.S. Government Agencies	8,635	Proxy Pricing	Base Price	60.540	—
Asset-Backed Securities	36,393	Proxy Pricing	Base Price	76.154-100,937.971	48,442.426
Common Stocks
Industrials	563	Other Valuation Techniques(3)	—	—	—
Warrants
Industrials	3,000	Other Valuation Techniques(3)	—	—	—
Preferred Securities
Industrials	38,216	Fundamental Valuation	Company Equity Value	$948,002,602.394	—

Financial Derivative Instruments - Assets
Over the counter	45	Indicative Market Quotation	Broker Quote	1.718	—

Total	$143,176

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Corporate & Income Strategy Fund

January 31, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 131.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 14.5%

Advanz Pharma Corp.
7.447% (LIBOR03M + 5.500%) due 09/06/2024 ~		$4,516	$4,290

Al Convoy (Luxembourg) S.a.r.l.
TBD% due 01/29/2027		68	68

Alphabet Holding Co., Inc.
5.145% (LIBOR03M + 3.500%) due 09/26/2024 ~		98	94

Altice France S.A.
5.676% (LIBOR03M + 4.000%) due 08/14/2026 ~		296	297

CenturyLink, Inc.
TBD% due 03/15/2027		271	271

Clay Holdco BV
TBD% due 11/06/2026	EUR	2,700	3,005

Diamond Resorts Corp.
5.395% (LIBOR03M + 3.750%) due 09/02/2023 ~		$557	549

Dubai World (3.000% Cash and 1.750% PIK)
4.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)		497	465

Emerald TopCo, Inc.
5.145% (LIBOR03M + 3.500%) due 07/24/2026 ~		107	107

Envision Healthcare Corp.
5.395% (LIBOR03M + 3.750%) due 10/10/2025 ~		15,686	13,271

Financial & Risk U.S. Holdings, Inc.
4.895% (LIBOR03M + 3.250%) due 10/01/2025 ~		687	696

Forbes Energy Services LLC (6.909% Cash and 11.000% PIK)
17.909% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)		178	178

Froneri Ltd.
TBD% due 01/28/2028 «		7	7

Frontier Communications Corp.
5.400% (LIBOR03M + 3.750%) due 06/15/2024 ~		586	593

iHeartCommunications, Inc.
5.781% (LIBOR03M + 4.000%) due 05/01/2026 ~		3,553	3,567

IRB Holding Corp.
4.384% (LIBOR03M + 2.750%) due 02/05/2025 ~		928	931

Jefferies Finance LLC
5.063% (LIBOR03M + 3.250%) due 06/03/2026 ~		21	21

McDermott Technology Americas, Inc.
TBD% due 10/21/2021 ^µ(e)		2,203	2,306
TBD% due 05/09/2025 ^(e)		2,082	1,327

Messer Industrie GmbH
4.445% (LIBOR03M + 2.500%) due 03/01/2026 ~		64	64

MH Sub LLC
5.395% (LIBOR03M + 3.750%) due 09/13/2024 ~		117	117

Nascar Holdings, Inc.
4.408% (LIBOR03M + 2.750%) due 10/19/2026 ~		68	69

NCI Building Systems, Inc.
5.434% (LIBOR03M + 3.750%) due 04/12/2025 ~		39	40

Neiman Marcus Group Ltd. LLC
7.734% (LIBOR03M + 6.000%) due 10/25/2023 ~		9,839	8,363

Neiman Marcus Group Ltd. LLC (7.234% - 7.277% Cash and 1.000% PIK)
8.234% - 8.277% (LIBOR03M + 5.500%) due 10/25/2023 ~(d)		7,502	6,348

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ortho-Clinical Diagnostics S.A.
5.013% (LIBOR03M + 3.250%) due 06/30/2025 ~		$574	$568

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^(e)		100	105

Parexel International Corp.
4.395% (LIBOR03M + 2.750%) due 09/27/2024 ~		88	87

PetSmart, Inc.
5.670% (LIBOR03M + 4.000%) due 03/11/2022 ~		62	62

PG&E Corp.
TBD% due 04/16/2020		1,186	1,216

Playtika Holding Corp.
7.645% (LIBOR03M + 6.000%) due 12/10/2024 ~		3,734	3,775

Pug LLC
TBD% due 01/15/2027		32	32

Reynolds Consumer Products, Inc.
TBD% due 01/29/2027		100	101

Sotera Health Holdings LLC
6.145% (LIBOR03M + 4.500%) due 12/11/2026 ~		131	132

Sprint Communications, Inc.
4.188% (LIBOR03M + 2.500%) due 02/02/2024 ~		1,556	1,537

Starfruit Finco BV
4.699% (LIBOR03M + 3.000%) due 10/01/2025 ~		183	183

Summer (BC) Holdco B SARL
TBD% due 10/15/2026 «		2,384	2,321
TBD% due 12/04/2026 «		596	580

Sunshine Luxembourg SARL
6.195% (LIBOR03M + 4.250%) due 10/01/2026 ~		194	195

Syniverse Holdings, Inc.
6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~		6,095	5,582

U.S. Renal Care, Inc.
6.645% (LIBOR03M + 5.000%) due 06/26/2026 ~		420	418

Univision Communications, Inc.
4.395% (LIBOR03M + 2.750%) due 03/15/2024 ~		3,938	3,898

West Corp.
5.645% (LIBOR03M + 4.000%) due 10/10/2024 ~		32	27

Westmoreland Mining Holdings LLC
10.150% (LIBOR03M + 8.250%) due 03/15/2022 «~		1,124	1,135

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(d)		3,299	2,490

Windstream Services LLC
9.000% (PRIME + 4.250%) due 02/17/2024 ~		12,100	11,540
9.750% (PRIME + 5.000%) due 03/29/2021 ~		3,070	3,010

Total Loan Participations and Assignments (Cost $90,505)			86,038

CORPORATE BONDS & NOTES 51.4%

BANKING & FINANCE 22.0%

Ally Financial, Inc.
4.250% due 04/15/2021		50	51
8.000% due 11/01/2031 (l)		1,767	2,492

Ambac LSNI LLC
6.945% due 02/12/2023 •(l)		482	491

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	11,067	14,911
8.625% due 07/15/2023		$200	206

Banco BTG Pactual S.A.
4.500% due 01/10/2025		200	206

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	700	$211

Barclays PLC
3.250% due 01/17/2033	GBP	200	285
7.125% due 06/15/2025 •(i)		1,300	1,973
7.250% due 03/15/2023 •(i)		6,300	9,202
7.750% due 09/15/2023 •(i)(l)		$800	877

Brookfield Finance, Inc.
3.900% due 01/25/2028		12	13
4.700% due 09/20/2047		138	168

Cantor Fitzgerald LP
4.875% due 05/01/2024		29	31
6.500% due 06/17/2022 (l)		8,000	8,738

CBL & Associates LP
5.250% due 12/01/2023		112	68
5.950% due 12/15/2026 (l)		986	496

Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(l)		200	228

Credit Suisse Group AG
7.500% due 07/17/2023 •(i)		200	221

Deutsche Bank AG
3.961% due 11/26/2025 •(l)		1,050	1,098

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	1,657	1,812

EPR Properties
4.750% due 12/15/2026 (l)		$2,130	2,373

Equitable Holdings, Inc.
5.000% due 04/20/2048		9	10

ESH Hospitality, Inc.
4.625% due 10/01/2027		56	56

Flagstar Bancorp, Inc.
6.125% due 07/15/2021 (l)		3,500	3,651

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		400	404

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (l)		361	384
6.750% due 03/15/2022 (l)		476	491

GSPA Monetization Trust
6.422% due 10/09/2029		3,314	3,879

HSBC Bank PLC
6.330% due 05/18/2023		5,800	6,133

HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(l)	GBP	200	296
6.000% due 09/29/2023 •(i)(l)	EUR	2,100	2,696
6.500% due 03/23/2028 •(i)		$480	535

Hunt Cos., Inc.
6.250% due 02/15/2026		24	23

ING Groep NV
5.750% due 11/16/2026 •(i)		300	321

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		66	68

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		55	55

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(l)		300	343
7.625% due 06/27/2023 •(i)	GBP	2,166	3,222
7.875% due 06/27/2029 •(i)		5,655	9,601

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (l)		$6,100	6,111

Nationstar Mortgage LLC
6.500% due 07/01/2021 (l)		591	592

Navient Corp.
5.625% due 08/01/2033 (l)		686	624

Newmark Group, Inc.
6.125% due 11/15/2023		62	68

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		1,122	1,159

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		20	22

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)		3,070	3,146
8.000% due 08/10/2025 •(i)(l)		6,390	7,468

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	37

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)	GBP	3,795	$5,591
7.375% due 06/24/2022 •(i)		3,520	5,109

SBA Communications Corp.
3.875% due 02/15/2027 (c)		$154	157

Societe Generale S.A.
6.750% due 04/06/2028 •(i)		200	225
7.375% due 10/04/2023 •(i)(l)		600	662

Springleaf Finance Corp.
5.375% due 11/15/2029		17	18
5.625% due 03/15/2023 (l)		1,172	1,257
6.875% due 03/15/2025		93	105

Tesco Property Finance PLC
7.623% due 07/13/2039	GBP	233	462

TP ICAP PLC
5.250% due 01/26/2024 (l)		2,939	4,310

UniCredit SpA
7.830% due 12/04/2023		$4,050	4,782

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	2,793	4,245

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (l)		$5,971	6,123

			130,555

INDUSTRIALS 22.3%

Albertsons Cos., Inc.
3.500% due 02/15/2023 (c)		48	49
4.625% due 01/15/2027		48	49
4.875% due 02/15/2030 (c)		54	56

Altice Financing S.A.
2.250% due 01/15/2025	EUR	100	109
7.500% due 05/15/2026 (l)		$1,400	1,499

Altice France S.A.
7.375% due 05/01/2026 (l)		3,501	3,731

Associated Materials LLC
9.000% due 01/01/2024 (l)		774	677

Avon International Capital PLC
6.500% due 08/15/2022		24	25

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		33	33

Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (l)		1,400	1,457

Bausch Health Cos., Inc.
5.000% due 01/30/2028		84	85
5.250% due 01/30/2030		84	86

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		71	73

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)		150	106

Bombardier, Inc.
6.000% due 10/15/2022		28	28
6.125% due 01/15/2023		345	341
7.500% due 03/15/2025		11	11
7.875% due 04/15/2027 (l)		6,633	6,301

Camelot Finance S.A.
4.500% due 11/01/2026		8	8

CCO Holdings LLC
4.750% due 03/01/2030		160	165

Centene Corp.
4.250% due 12/15/2027		56	59
4.625% due 12/15/2029		114	123
4.750% due 01/15/2025		160	166

Charter Communications Operating LLC
4.800% due 03/01/2050		192	208

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024 (l)		1,869	2,039

Community Health Systems, Inc.
6.250% due 03/31/2023 (l)		9,499	9,713
8.000% due 03/15/2026 (l)		753	786
8.625% due 01/15/2024 (l)		1,160	1,235

Connect Finco SARL
6.750% due 10/01/2026		58	62

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		$161	$165

Corning, Inc.
5.450% due 11/15/2079		70	81

DAE Funding LLC
5.250% due 11/15/2021		268	279
5.750% due 11/15/2023		268	282

Dealer Tire LLC
8.000% due 02/01/2028 (c)		28	28

Dell International LLC
6.020% due 06/15/2026 (l)		2,514	2,939

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (l)		2,730	2,815

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)		4,100	4,159

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (d)		16	16

Eldorado Resorts, Inc.
6.000% due 09/15/2026 (l)		2,000	2,196

Energy Transfer Operating LP
2.900% due 05/15/2025		34	34
3.750% due 05/15/2030		75	77
5.000% due 05/15/2050		69	71

Exela Intermediate LLC
10.000% due 07/15/2023 (l)		117	45

Fair Isaac Corp.
4.000% due 06/15/2028		8	8

Ferroglobe PLC
9.375% due 03/01/2022 (l)		1,550	1,167

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (l)		1,414	1,365
6.875% due 03/01/2026 (l)		958	921
7.000% due 02/15/2021		156	156

Flex Ltd.
4.875% due 06/15/2029		78	88

Ford Motor Co.
7.700% due 05/15/2097 (l)		7,315	8,754

Fresh Market, Inc.
9.750% due 05/01/2023 (l)		5,650	2,797

Frontier Finance PLC
8.000% due 03/23/2022	GBP	4,600	6,260

Full House Resorts, Inc.
8.575% due 01/31/2024		$292	287
9.738% due 02/02/2024		25	25

Garda World Security Corp.
4.625% due 02/15/2027		82	81

General Electric Co.
0.375% due 05/17/2022	EUR	200	223
5.875% due 01/14/2038		$22	28
6.150% due 08/07/2037		17	22
6.875% due 01/10/2039		10	14

HCA, Inc.
7.500% due 11/15/2095 (l)		1,200	1,480

iHeartCommunications, Inc.
6.375% due 05/01/2026 (l)		1,143	1,237
8.375% due 05/01/2027 (l)		1,422	1,549

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	300	342

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		100	115

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$444	473

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		327	357

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		86	46

Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		44	45
8.500% due 10/15/2024 (l)		550	466
9.750% due 07/15/2025		487	422

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(l)		10,499	6,824
8.125% due 06/01/2023 (l)		1,121	465

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kinder Morgan, Inc.
7.800% due 08/01/2031 (l)		$3,580	$4,959

Lamar Media Corp.
3.750% due 02/15/2028 (c)		53	54
4.000% due 02/15/2030 (c)		23	23

Laredo Petroleum, Inc.
9.500% due 01/15/2025		20	18
10.125% due 01/15/2028		34	30

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (l)		474	174

Mattel, Inc.
5.875% due 12/15/2027		17	18

MEG Energy Corp.
7.125% due 02/01/2027		68	68

Micron Technology, Inc.
5.327% due 02/06/2029		152	178

NCL Corp. Ltd.
3.625% due 12/15/2024		70	70

NCR Corp.
5.750% due 09/01/2027		2	2

Netflix, Inc.
3.625% due 06/15/2030	EUR	200	231
3.875% due 11/15/2029		604	708
4.625% due 05/15/2029		200	248
4.875% due 06/15/2030		$100	105
5.375% due 11/15/2029		60	65

New Albertson’s LP
6.570% due 02/23/2028 (l)		5,600	5,504

Noble Holding International Ltd.
7.875% due 02/01/2026		239	172

Odebrecht Oil & Gas Finance Ltd.
0.000% due 03/02/2020 (h)(i)		753	8

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		79	79
7.250% due 02/01/2028		92	94

Pacific Drilling SA
8.375% due 10/01/2023		367	309

Pan American Energy LLC
40.063% (BADLARPP) due 11/20/2020 «~	ARS	49,770	569

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$105	107

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	7,322	7,873
4.750% due 02/26/2029		600	712
5.950% due 01/28/2031		$170	172
6.490% due 01/23/2027		70	76
6.500% due 03/13/2027		190	207
6.750% due 09/21/2047		50	51
6.840% due 01/23/2030		220	239
6.950% due 01/28/2060		300	305
7.690% due 01/23/2050		110	121

PetSmart, Inc.
5.875% due 06/01/2025		91	94

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	750	850

Prime Security Services Borrower LLC
6.250% due 01/15/2028		$88	87
9.250% due 05/15/2023 (l)		454	476

PTC, Inc.
3.625% due 02/15/2025 (c)		27	27
4.000% due 02/15/2028 (c)		14	14

QVC, Inc.
5.950% due 03/15/2043 (l)		2,647	2,692

Radiate Holdco LLC
6.875% due 02/15/2023		3	3

Radiology Partners, Inc.
9.250% due 02/01/2028		54	57

Range Resources Corp.
9.250% due 02/01/2026		42	37

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	200	241

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,865

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sands China Ltd.
4.600% due 08/08/2023 (l)		$200	$212
5.125% due 08/08/2025 (l)		200	222
5.400% due 08/08/2028 (l)		2,129	2,425

Sealed Air Corp.
4.000% due 12/01/2027		9	9

Sensata Technologies, Inc.
4.375% due 02/15/2030		28	28

Silgan Holdings, Inc.
4.125% due 02/01/2028		2	2

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		1,909	1,991

Spirit Issuer PLC
3.492% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	1,000	1,309

Station Casinos LLC
4.500% due 02/15/2028 (c)		$54	54

TEGNA, Inc.
4.625% due 03/15/2028		165	166

Telesat Canada
4.875% due 06/01/2027		31	32

Tenet Healthcare Corp.
4.625% due 09/01/2024		13	13

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021 (l)		1,864	1,846

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022 (l)		1,332	1,281

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	156	172
2.200% due 07/21/2021 (l)		$296	292
3.250% due 04/15/2022	EUR	300	336
6.000% due 01/31/2025		100	119

Times Square Hotel Trust
8.528% due 08/01/2026		$1,337	1,568

Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		1,899	2,036
5.750% due 09/30/2039 (l)		4,538	5,212

TransDigm, Inc.
5.500% due 11/15/2027		106	107

Transocean Pontus Ltd.
6.125% due 08/01/2025		130	134

Transocean, Inc.
7.250% due 11/01/2025		74	70
7.500% due 01/15/2026		26	25
8.000% due 02/01/2027		117	109

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		17	17

Triumph Group, Inc.
5.250% due 06/01/2022		24	24
6.250% due 09/15/2024		67	69

Unigel Luxembourg S.A.
8.750% due 10/01/2026		400	415

United Group BV
3.125% due 02/15/2026 (c)	EUR	210	232
3.250% due 02/15/2026 •(c)		100	112
3.625% due 02/15/2028 (c)		200	220
4.375% due 07/01/2022		100	113
4.875% due 07/01/2024		100	115

Univision Communications, Inc.
5.125% due 02/15/2025 (l)		$539	539

Valaris PLC
5.750% due 10/01/2044		130	54
7.750% due 02/01/2026		18	9

Vale Overseas Ltd.
6.250% due 08/10/2026		151	179
6.875% due 11/21/2036		59	78
6.875% due 11/10/2039		43	57

ViaSat, Inc.
5.625% due 09/15/2025		81	83

Western Midstream Operating LP
2.698% (US0003M + 0.850%) due 01/13/2023 ~		42	42
3.100% due 02/01/2025		28	28
4.050% due 02/01/2030		28	28
5.250% due 02/01/2050		28	27

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WPX Energy, Inc.
4.500% due 01/15/2030		$62	$63

Wyndham Destinations, Inc.
3.900% due 03/01/2023		72	73
4.625% due 03/01/2030		42	43
5.400% due 04/01/2024		10	11
5.750% due 04/01/2027 (l)		714	781

Wynn Macau Ltd.
5.125% due 12/15/2029		200	199

YPF S.A.
52.818% (BADLARPP + 6.000%) due 03/04/2021 «~(a)	ARS	7,090	84

			131,941

UTILITIES 7.1%

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025 (c)		$200	202

CenturyLink, Inc.
4.000% due 02/15/2027		54	54

DTEK Finance PLC (10.750% Cash and 0.000% PIK)
10.750% due 12/31/2024 (d)		1,192	1,240

Edison International
2.400% due 09/15/2022		58	58
2.950% due 03/15/2023		5	5
3.125% due 11/15/2022		63	64
3.550% due 11/15/2024		70	74
5.750% due 06/15/2027		51	59

Frontier Communications Corp.
8.000% due 04/01/2027		102	107

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		4,417	4,811

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		225	226

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		179	105

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(l)		1,138	1,133

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		4,697	1,174

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		450	477
2.950% due 03/01/2026 ^(e)		392	403
3.250% due 09/15/2021 ^(e)		607	645
3.250% due 06/15/2023 ^(e)		273	284
3.300% due 03/15/2027 ^(e)(l)		716	748
3.400% due 08/15/2024 ^(e)		378	401
3.500% due 06/15/2025 ^(e)(l)		735	775
3.750% due 02/15/2024 ^(e)(l)		691	740
3.750% due 08/15/2042 ^(e)		22	22
3.850% due 11/15/2023 ^(e)		67	72
4.000% due 12/01/2046 ^(e)		7	7
4.250% due 05/15/2021 ^(e)		1,695	1,802
4.250% due 08/01/2023 ^(e)		400	440
4.300% due 03/15/2045 ^(e)		27	29
4.500% due 12/15/2041 ^(e)		275	300
4.600% due 06/15/2043 ^(e)		118	129
4.650% due 08/01/2028 ^(e)(l)		930	1,081
4.750% due 02/15/2044 ^(e)(l)		632	719
5.125% due 11/15/2043 ^(e)(l)		817	932
5.400% due 01/15/2040 ^(e)		16	19
5.800% due 03/01/2037 ^(e)(l)		2,243	2,585
6.050% due 03/01/2034 ^(e)(l)		2,083	2,399
6.250% due 03/01/2039 ^(e)(l)		629	724
6.350% due 02/15/2038 ^(e)(l)		794	920

Petrobras Global Finance BV
5.093% due 01/15/2030		2,300	2,527
6.250% due 12/14/2026	GBP	3,966	6,275
6.625% due 01/16/2034		100	161

RCS & RDS S.A.
2.500% due 02/05/2025 (c)	EUR	200	223

Rio Oil Finance Trust
8.200% due 04/06/2028		$250	293
9.250% due 07/06/2024		307	344

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 07/06/2024 (l)	$2,230	$2,504
9.750% due 01/06/2027 (l)	169	200
9.750% due 01/06/2027	203	240

Southern California Edison Co.
2.850% due 08/01/2029	14	15
3.650% due 03/01/2028	5	6
3.650% due 02/01/2050	27	28
5.750% due 04/01/2035	10	13
6.000% due 01/15/2034	2	3
6.650% due 04/01/2029	39	49

Southern California Gas Co.
2.550% due 02/01/2030	68	70

Sprint Communications, Inc.
6.000% due 11/15/2022	40	41

Sprint Corp.
7.125% due 06/15/2024	742	768
7.250% due 09/15/2021 (l)	420	441
7.250% due 02/01/2028 (c)	278	276
7.875% due 09/15/2023 (l)	1,180	1,256

Talen Energy Supply LLC
6.625% due 01/15/2028	30	30

Transocean Poseidon Ltd.
6.875% due 02/01/2027	110	115

Transocean Sentry Ltd.
5.375% due 05/15/2023	100	101

		41,944

Total Corporate Bonds & Notes (Cost $285,341)		304,440

CONVERTIBLE BONDS & NOTES 0.9%

INDUSTRIALS 0.9%

Caesars Entertainment Corp.
5.000% due 10/01/2024	994	1,921

DISH Network Corp.
3.375% due 08/15/2026	3,400	3,309

		5,230

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024	10	7

Total Convertible Bonds & Notes (Cost $5,262)		5,237

MUNICIPAL BONDS & NOTES 4.7%

CALIFORNIA 0.2%

Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037	1,220	1,268

ILLINOIS 3.0%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	12,700	16,980

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	110	127

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	35	42
7.350% due 07/01/2035	20	25

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	270	305

		17,479

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	760	769

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	39

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 1.4%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	$44,400	$2,059
7.467% due 06/01/2047	5,655	6,087

		8,146

Total Municipal Bonds & Notes (Cost $22,989)		27,662

U.S. GOVERNMENT AGENCIES 4.2%

Fannie Mae
3.000% due 02/25/2043 (a)(l)	46,454	6,519
5.211% due 07/25/2029 •	850	898
7.411% due 07/25/2029 •	1,150	1,384

Freddie Mac
0.000% due 02/25/2046 (b)(h)	6,400	5,982
0.100% due 02/25/2046 (a)	76,789	44
2.550% due 11/25/2055 «~	8,020	4,868
9.211% due 12/25/2027 •	3,276	3,935
12.411% due 03/25/2025 •	720	942

Total U.S. Government Agencies (Cost $25,407)		24,572

NON-AGENCY MORTGAGE-BACKED SECURITIES 17.0%

Banc of America Alternative Loan Trust
5.500% due 10/25/2035 ^	2,662	2,613
6.000% due 01/25/2036 ^	83	83

Banc of America Funding Trust
6.000% due 07/25/2037 ^	261	254

Banc of America Mortgage Trust
6.000% due 03/25/2037 ^	260	261

BCAP LLC Trust
3.690% due 08/28/2037 ~	5,748	5,714
3.783% due 03/27/2036 ~	2,246	1,986
4.850% due 03/26/2037 þ	743	907

Bear Stearns ALT-A Trust
2.161% due 01/25/2036 ^•	972	1,136
3.801% due 11/25/2036 ^~	3,387	2,829
3.826% due 09/25/2047 ^~	5,287	4,269
3.886% due 11/25/2035 ^~	4,281	4,061
3.943% due 08/25/2036 ^~	789	561
4.229% due 09/25/2035 ^~	462	383

Bear Stearns Commercial Mortgage Securities Trust
5.919% due 04/12/2038 ~	210	213

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	674	651

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	1	1

CD Mortgage Trust
5.688% due 10/15/2048	5,556	3,362

Chase Mortgage Finance Trust
3.794% due 12/25/2035 ^~	7	7
6.000% due 07/25/2037 ^	727	581

Citigroup Mortgage Loan Trust
3.856% due 04/25/2037 ^~	198	178
4.106% due 09/25/2037 ^~	559	489

Commercial Mortgage Loan Trust
6.254% due 12/10/2049 ~	2,232	1,482

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	955	744

Countrywide Alternative Loan Trust
5.500% due 03/25/2035	267	191
5.750% due 01/25/2035	247	255
5.750% due 02/25/2035	321	318
5.750% due 03/25/2037 ^	586	500
6.000% due 02/25/2035	951	946
6.000% due 04/25/2036	898	636
6.000% due 02/25/2037 ^	5,182	3,276
6.000% due 04/25/2037 ^	992	701
6.000% due 07/25/2037 ^	33	33
6.250% due 12/25/2036 ^•	1,371	975
6.500% due 08/25/2036 ^	455	273

Countrywide Home Loan Mortgage Pass-Through Trust
3.760% due 09/20/2036 ^~	224	211

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 07/25/2037	$1,405	$1,013

Credit Suisse Mortgage Capital Certificates
4.125% due 10/26/2036 ~	6,980	5,442

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~	4,600	4,553

GS Mortgage Securities Trust
5.622% due 11/10/2039	641	502

GSR Mortgage Loan Trust
4.306% due 08/25/2034 ~	303	299
5.500% due 05/25/2036 ^	202	349
6.000% due 02/25/2036 ^	2,088	1,528

HarborView Mortgage Loan Trust
2.134% due 01/19/2036 ^•	1,705	1,601
3.876% due 06/19/2036 ^~	5,213	3,751

IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^	3,396	1,934

Jefferies Resecuritization Trust
6.000% due 05/26/2036	10,501	8,172

JPMorgan Alternative Loan Trust
3.667% due 03/25/2037 ^~	1,220	1,213
6.000% due 12/25/2035 ^	1,464	1,388

JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045	111	101

JPMorgan Mortgage Trust
3.640% due 02/25/2036 ^~	1,582	1,306
4.024% due 01/25/2037 ^~	466	450
4.258% due 04/25/2037 ~	6	6

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^	734	437
5.562% due 02/15/2040 ^~	299	178

Lehman Mortgage Trust
6.000% due 07/25/2037 ^	122	116

Lehman XS Trust
1.881% due 06/25/2047 •	1,608	1,483

MASTR Alternative Loan Trust
6.750% due 07/25/2036	1,685	1,102

Merrill Lynch Mortgage Investors Trust
4.081% due 03/25/2036 ^~	608	432

Motel 6 Trust
8.603% due 08/15/2024 •	5,688	5,788

Residential Accredit Loans, Inc. Trust
1.891% due 05/25/2037 ^•	118	84
4.850% due 12/26/2034 ^~	1,378	954
6.000% due 08/25/2036 ^	275	270

Residential Asset Mortgage Products Trust
6.500% due 12/25/2031	22	21

Residential Asset Securitization Trust
6.000% due 11/25/2036 ^	2,703	1,704
6.250% due 09/25/2037 ^	2,528	1,540
6.250% due 06/25/2046 ~	1,120	1,111

Residential Funding Mortgage Securities, Inc. Trust
4.426% due 02/25/2037 ~	1,310	1,103
6.500% due 03/25/2032	101	105

Sequoia Mortgage Trust
3.895% due 02/20/2047 ~	271	257
4.166% due 07/20/2037 ^~	556	499

Structured Adjustable Rate Mortgage Loan Trust
3.731% due 11/25/2036 ^~	1,825	1,754
3.856% due 01/25/2036 ^~	1,866	1,386
4.212% due 07/25/2035 ^~	541	515

SunTrust Adjustable Rate Mortgage Loan Trust
4.049% due 02/25/2037 ^~	238	229
4.452% due 04/25/2037 ^~	352	295

WaMu Mortgage Pass-Through Certificates Trust
3.618% due 07/25/2037 ^~	341	315
3.688% due 10/25/2036 ^~	1,913	1,802
3.813% due 02/25/2037 ^~	483	467
3.990% due 07/25/2037 ^~	841	805

Washington Mutual Mortgage Pass-Through Certificates Trust
2.985% due 05/25/2047 ^•	67	6
6.000% due 10/25/2035 ^	1,563	1,292

Total Non-Agency Mortgage-Backed Securities (Cost $94,966)		100,738

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 18.1%

ACE Securities Corp. Home Equity Loan Trust
2.051% due 02/25/2036 •		$23,952	$18,470

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,359

Apidos CLO
0.000% due 01/20/2031 ~		$4,500	3,094

Argent Securities Trust
1.851% due 03/25/2036 •		3,612	2,251

Avoca CLO DAC
0.000% due 10/15/2030 ~	EUR	1,600	1,099

Bear Stearns Asset-Backed Securities Trust
1.801% due 10/25/2036 ^•		$3,413	4,151
6.500% due 10/25/2036 ^		342	257

Belle Haven ABS CDO Ltd.
2.539% due 07/05/2046 •		175,347	245

BlueMountain CLO Ltd.
7.298% due 04/13/2027 •		1,000	1,000

Carlyle Global Market Strategies CLO Ltd.
0.000% due 07/20/2029 ~		1,895	956

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	1,120
0.000% due 10/22/2031 ~		1,500	650

Citigroup Mortgage Loan Trust
1.821% due 12/25/2036 •		1,833	1,266

Countrywide Asset-Backed Certificates
1.801% due 06/25/2047 ^•		1,353	1,247
1.831% due 03/25/2037 •		1,188	1,124

First Franklin Mortgage Loan Trust
2.606% due 09/25/2035 •		3,441	2,840
2.636% due 05/25/2036 •		6,465	5,867

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		8	872

Fremont Home Loan Trust
2.591% due 06/25/2035 ^•		6,000	5,812

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	343

Home Equity Mortgage Loan Asset-Backed Trust
1.821% due 07/25/2037 •		$9,652	6,542

HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (b)(h)		2,754	1,182

JPMorgan Mortgage Acquisition Trust
4.606% due 10/25/2030 ^þ		5,093	3,818

Lehman XS Trust
5.170% due 08/25/2035 ^þ		82	82

LNR CDO Ltd.
2.758% due 02/28/2043 •		2,489	368

Long Beach Mortgage Loan Trust
1.961% due 01/25/2036 •		4,099	3,904

Marlette Funding Trust
0.000% due 09/17/2029 «(h)		7	2,484

Merrill Lynch Mortgage Investors Trust
1.821% due 04/25/2037 •		499	302

Morgan Stanley ABS Capital, Inc. Trust
1.811% due 06/25/2036 •		378	327

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		609	426

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.181% due 08/25/2035 •		5,000	4,769
3.431% due 10/25/2034 •		573	581

Residential Asset Mortgage Products Trust
2.861% due 01/25/2035 ^•		2,751	2,563

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		3	3,621

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		4	2,630

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	915
0.000% due 10/15/2048 «(h)		1	750

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		4,300	1,518
0.000% due 07/25/2040 «(h)		21	839

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 09/25/2040 (h)		$1,718	$832

Soundview Home Loan Trust
1.911% due 08/25/2037 •		2,000	1,887

South Coast Funding Ltd.
2.501% due 08/10/2038 •		9,960	1,672

Symphony CLO Ltd.
6.438% due 07/14/2026 •		2,000	1,931

Taberna Preferred Funding Ltd.
2.271% due 08/05/2036 •		315	281
2.271% due 08/05/2036 ^•		5,831	5,197
2.370% due 07/05/2035 •		4,239	3,858

Total Asset-Backed Securities (Cost $103,486)			107,302

SOVEREIGN ISSUES 6.2%

Argentina Government International Bond
2.500% due 07/22/2021	ARS	14,612	125
3.375% due 01/15/2023	EUR	200	100
3.380% due 12/31/2038 þ		3,970	1,838
3.875% due 01/15/2022		200	104
4.000% due 03/06/2020	ARS	36,345	376
5.250% due 01/15/2028	EUR	200	94
6.250% due 11/09/2047		100	46
7.820% due 12/31/2033		9,275	5,491
15.500% due 10/17/2026	ARS	53,560	216
38.154% (BADLARPP + 2.000%) due 04/03/2022 ~		60,696	462
42.524% (BADLARPP + 3.250%) due 03/01/2020 ~		800	9
42.781% (BADLARPP) due 10/04/2022 ~		58	1
53.323% (ARLLMONP) due 06/21/2020 ~(a)		139,161	1,151

Autonomous City of Buenos Aires Argentina
39.421% due 03/29/2024 •		296,438	3,094
39.745% (BADLARPP + 5.000%) due 01/23/2022 ~		76,750	853

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	1,500	1,790

Export-Credit Bank of Turkey
8.250% due 01/24/2024		$200	224

Peru Government International Bond
5.400% due 08/12/2034	PEN	12	4
5.940% due 02/12/2029		2,469	838
6.150% due 08/12/2032		372	127
6.350% due 08/12/2028		6,080	2,114
6.900% due 08/12/2037		54	20
6.950% due 08/12/2031		873	317
8.200% due 08/12/2026		1,856	702

Provincia de Buenos Aires
39.293% (BADLARPP + 3.750%) due 04/12/2025 ~	ARS	136,752	901

Republic of Greece Government International Bond
3.000% due 02/24/2023 þ	EUR	142	174
3.000% due 02/24/2024 þ		142	179
3.000% due 02/24/2025 þ		142	183
3.000% due 02/24/2026 þ		142	186
3.000% due 02/24/2027 þ		142	190
3.000% due 02/24/2028 þ		142	192
3.000% due 02/24/2029 þ		142	193
3.000% due 02/24/2030 þ		142	196
3.000% due 02/24/2031 þ		142	195
3.000% due 02/24/2032 þ		142	198
3.000% due 02/24/2033 þ		142	199
3.000% due 02/24/2034 þ		142	201
3.000% due 02/24/2035 þ		142	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/24/2036 þ	EUR	142	$203
3.000% due 02/24/2037 þ		142	204
3.000% due 02/24/2038 þ		142	204
3.000% due 02/24/2039 þ		142	205
3.000% due 02/24/2040 þ		142	206
3.000% due 02/24/2041 þ		142	207
3.000% due 02/24/2042 þ		142	209

South Africa Government International Bond
4.850% due 09/30/2029		$1,200	1,214
5.750% due 09/30/2049		1,200	1,184

Turkey Government International Bond
3.250% due 06/14/2025	EUR	100	114
4.625% due 03/31/2025		1,700	2,071
5.200% due 02/16/2026		600	747
5.600% due 11/14/2024		$2,600	2,743
7.625% due 04/26/2029		1,900	2,212

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	1,054	1,162

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$240	31
8.250% due 10/13/2024 ^(e)		28	4
9.250% due 09/15/2027 ^(e)		308	39

Total Sovereign Issues (Cost $51,927)			36,442

		SHARES
COMMON STOCKS 1.5%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (f)		531,903	1,452

iHeartMedia, Inc. (f)		400	7

iHeartMedia, Inc. ‘A’ (f)		29,808	527

			1,986

CONSUMER DISCRETIONARY 1.1%

Caesars Entertainment Corp. (f)		466,592	6,378

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(j)		11,400	2

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(f)(j)		50,497	631

Total Common Stocks (Cost $10,617)			8,997

WARRANTS 0.9%

COMMUNICATION SERVICES 0.6%

iHeartMedia, Inc.		194,137	3,432

INDUSTRIALS 0.3%

Sequa Corp. - Exp. 04/28/2024 «		775,000	1,716

Total Warrants (Cost $4,105)			5,148

PREFERRED SECURITIES 5.4%

BANKING & FINANCE 1.7%

AGFC Capital Trust
3.581% (US0003M + 1.750%) due 01/15/2067 ~(l)		2,300,000	1,153

		SHARES	MARKET VALUE (000S)

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)		600,000	$667

Banco Santander S.A.
6.250% due 09/11/2021 •(i)		400,000	476

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)		70,000	74

Nationwide Building Society
10.250% ~		34,400	7,677

			10,047

INDUSTRIALS 3.7%

General Electric Co.
5.000% due 01/21/2021 •(i)		261,000	259

Sequa Corp. (12.000% PIK)
12.000% «(d)		18,574	21,836

			22,095

Total Preferred Securities (Cost $23,848)			32,142

REAL ESTATE INVESTMENT TRUSTS 1.9%

REAL ESTATE 1.9%

VICI Properties, Inc.		416,263	11,156

Total Real Estate Investment Trusts (Cost $5,426)			11,156

SHORT-TERM INSTRUMENTS 5.0%

REPURCHASE AGREEMENTS (k) 4.8%
			28,652

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.1%
38.342% due 04/03/2020 ~	ARS	5,470	63
38.686% due 06/22/2020 ~		15,380	179
43.692% due 04/28/2020 - 08/27/2020 (g)(h)		30,457	341

			583

U.S. TREASURY BILLS 0.1%
1.526% due 03/26/2020 (g)(h)(o)		$868	866

Total Short-Term Instruments (Cost $30,421)			30,101

Total Investments in Securities (Cost $754,300)			779,975

Total Investments 131.7% (Cost $754,300)			$779,975

Financial Derivative Instruments (m)(n) 0.1% (Cost or Premiums, net $2,708)			433

Auction Rate Preferred Shares (4.0)%			(23,525)

Other Assets and Liabilities, net (27.8)%			(164,542)

Net Assets Applicable to Common Shareholders 100.0%			$592,341

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	41

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	$ 370	$2	0.00%
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	1,454	631	0.11

		$ 1,824	$633	0.11%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	01/31/2020	02/03/2020	$10,752	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(10,972)	$10,752	$10,752
JPS	1.640	01/31/2020	02/03/2020	4,000	U.S. Treasury Bonds 2.250% due 08/15/2046	(4,106)	4,000	4,001
MBC	1.640	01/31/2020	02/03/2020	7,100	U.S. Treasury Notes 1.875% - 2.250% due 01/31/2022 - 02/15/2027	(7,336)	7,100	7,101
RDR	1.640	01/31/2020	02/03/2020	6,800	U.S. Treasury Notes 2.875% - 3.125% due 05/31/2025 - 11/15/2028	(6,962)	6,800	6,801

Total Repurchase Agreements						$(29,376)	$28,652	$28,655

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)			Payable for Reverse Repurchase Agreements
BOS	2.219%	01/17/2020	02/19/2020		$		(4,292)	$(4,296)
BPS	2.100	01/29/2020	03/02/2020				(1,051)	(1,051)
BRC	(7.000)	01/22/2020	TBD	(3)			(194)	(194)
	1.000	01/31/2020	TBD	(3)			(440)	(440)
CDC	2.100	01/27/2020	04/01/2020				(6,399)	(6,402)
CEW	2.150	02/03/2020	03/06/2020				(4,271)	(4,271)
	2.170	01/22/2020	02/24/2020				(2,901)	(2,903)
	2.270	01/03/2020	02/03/2020				(4,237)	(4,245)
FOB	2.350	11/12/2019	02/10/2020				(7,242)	(7,281)
	2.350	12/04/2019	02/10/2020				(708)	(711)
JML	(0.300)	01/15/2020	04/15/2020			EUR	(2,098)	(2,327)
	0.950	01/17/2020	04/17/2020			GBP	(192)	(253)
	0.950	01/28/2020	04/28/2020				(2,761)	(3,647)
NOM	2.250	02/04/2020	03/03/2020		$		(8,004)	(8,004)
	2.300	01/03/2020	02/04/2020				(7,933)	(7,949)
	2.300	01/21/2020	02/20/2020				(3,308)	(3,311)
	2.800	01/03/2020	02/04/2020				(1,052)	(1,054)
	2.800	02/04/2020	03/03/2020				(1,035)	(1,035)
RDR	1.950	01/06/2020	02/07/2020				(11,011)	(11,028)
RTA	2.101	01/14/2020	02/11/2020				(8,303)	(8,313)
	2.195	01/29/2020	04/28/2020				(2,574)	(2,575)
	2.269	12/02/2019	02/03/2020				(5,420)	(5,441)
	2.329	11/08/2019	02/07/2020				(1,085)	(1,091)
	2.329	11/27/2019	02/07/2020				(250)	(251)
SOG	2.110	01/14/2020	02/18/2020				(2,790)	(2,793)
	2.200	01/09/2020	02/11/2020				(1,065)	(1,067)
	2.350	11/18/2019	02/12/2020				(2,707)	(2,721)
	2.350	11/18/2019	02/18/2020				(4,980)	(5,005)
	2.360	11/14/2019	02/12/2020				(6,049)	(6,081)
	2.360	12/13/2019	02/12/2020				(1,718)	(1,724)
TDM	1.850	02/03/2020	02/18/2020				(4,904)	(4,904)
	1.950	01/06/2020	02/03/2020				(4,846)	(4,853)
UBS	1.850	02/04/2020	03/06/2020				(2,678)	(2,678)
	1.850	02/05/2020	03/09/2020				(2,356)	(2,356)
	2.000	02/03/2020	03/04/2020				(578)	(578)
	2.000	02/04/2020	03/06/2020				(2,887)	(2,887)
	2.000	02/05/2020	03/09/2020				(5,561)	(5,561)
	2.100	01/22/2020	02/24/2020				(5,406)	(5,410)
	2.100	01/27/2020	03/02/2020				(1,680)	(1,681)
	2.100	01/28/2020	03/02/2020				(1,292)	(1,292)
	2.100	02/03/2020	03/04/2020				(5,261)	(5,261)
	2.100	02/05/2020	03/09/2020				(1,030)	(1,030)
	2.250	11/01/2019	TBD	(3)			(7,282)	(7,325)
	2.250	01/03/2020	02/04/2020				(1,397)	(1,400)
	2.250	01/06/2020	02/07/2020				(2,899)	(2,904)
	2.250	02/05/2020	03/09/2020				(7,677)	(7,677)
	2.350	01/08/2020	02/11/2020				(195)	(195)
	2.450	11/06/2019	02/04/2020				(4,230)	(4,256)
	2.450	11/07/2019	02/05/2020				(17,280)	(17,383)
	2.450	11/13/2019	02/11/2020				(1,456)	(1,464)
	2.450	11/21/2019	02/19/2020				(838)	(842)
	2.450	12/04/2019	03/03/2020				(1,119)	(1,124)
	2.450	12/10/2019	02/19/2020				(901)	(904)
	2.450	12/31/2019	02/11/2020				(5,529)	(5,542)
	2.500	11/07/2019	02/05/2020				(1,046)	(1,052)

Total Reverse Repurchase Agreements								$(198,023)

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	43

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of January 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(4,296)	$0	$(4,296)	$6,519	$2,223
BPS	0	(1,051)	0	(1,051)	1,220	169
BRC	0	(634)	0	(634)	639	5
CDC	0	(6,402)	0	(6,402)	7,468	1,066
CEW	0	(11,419)	0	(11,419)	8,011	(3,408)
FICC	10,752	0	0	10,752	(10,972)	(220)
FOB	0	(7,992)	0	(7,992)	8,960	968
JML	0	(6,227)	0	(6,227)	7,302	1,075
JPS	4,001	0	0	4,001	(4,106)	(105)
MBC	7,101	0	0	7,101	(7,336)	(235)
NOM	0	(21,353)	0	(21,353)	13,195	(8,158)
RDR	6,801	(11,028)	0	(4,227)	4,715	488
RTA	0	(17,671)	0	(17,671)	20,224	2,553
SOG	0	(19,391)	0	(19,391)	20,518	1,127
TDM	0	(9,757)	0	(9,757)	4,958	(4,799)
UBS	0	(80,802)	0	(80,802)	61,598	(19,204)

Total Borrowings and Other Financing Transactions	$28,655	$(198,023)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(118,120)	$(20,352)	$(7,959)	$(146,431)
Preferred Securities	0	(1,054)	0	0	(1,054)
U.S. Government Agencies	0	(4,296)	0	0	(4,296)

Total Borrowings	$0	$(123,470)	$(20,352)	$(7,959)	$(151,781)

Payable for reverse repurchase agreements(5)					$(151,781)

(l)	Securities with an aggregate market value of $173,603 and cash of $3 have been pledged as collateral under the terms of the above master agreements as of January 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended January 31, 2020 was $(157,200) at a weighted average interest rate of 2.391%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(46,242) is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	4.893%	$	600	$(1)	$8	$7	$0	$(1)
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	357.443		5,500	(178)	(2,456)	(2,634)	67	0

							$(179)	$(2,448)	$(2,627)	$67	$(1)

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023		$64,000	$(594)	$4,109	$3,515	$144	$0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		75,590	4,663	957	5,620	210	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		44,900	325	3,402	3,727	171	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		68,300	3,736	5,731	9,467	310	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		169,400	(5,526)	69,780	64,254	1,739	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		18,100	(54)	(2,457)	(2,511)	0	(171)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		17,700	(127)	(1,248)	(1,375)	0	(158)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		89,000	57	1,182	1,239	0	(740)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		14,500	(34)	(208)	(242)	0	(123)
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		50,400	(180)	868	688	0	(420)
Receive(5)	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		15,100	(58)	(658)	(716)	0	(133)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		10,800	(33)	(1,467)	(1,500)	0	(102)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	544	732	17	0
Receive(5)	6-Month EUR-EURIBOR	(0.150)	Annual	03/18/2030	EUR	13,000	238	(86)	152	0	(88)
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		2,000	(1)	(39)	(40)	0	(14)
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	22,000	229	(290)	(61)	0	(25)
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		1,300	32	4	36	0	(6)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		1,700	26	21	47	21	0

							$2,887	$80,145	$83,032	$2,612	$(1,980)

Total Swap Agreements							$2,708	$77,697	$80,405	$2,679	$(1,981)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,679	$2,679	$0	$0	$(1,981)	$(1,981)

Cash of $9,317 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	45

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
BOA	02/2020		$39,384	EUR	35,729	$241	$0
	03/2020	EUR	35,728		$39,451	0	(241)
	03/2020		$66	IDR	910,585	0	0

BPS	02/2020	PEN	2,384		$702	0	(1)
	02/2020		$1,285	IDR	17,574,700	0	(1)
	02/2020		2,491	INR	177,596	0	(7)

BRC	02/2020	EUR	34,064		$38,152	373	0
	03/2020		$28	IDR	378,398	0	0
	06/2020		2,762	MXN	54,326	58	0

CBK	02/2020	EUR	485		$539	1	0
	02/2020		$3,165	MXN	59,224	0	(34)
	02/2020		714	PEN	2,384	0	(11)
	03/2020	GBP	401		$526	0	(3)
	04/2020	PEN	2,384		713	11	0

FBF	03/2020		$4,425	BRL	18,660	0	(74)

GLM	02/2020		6,182	RUB	396,344	6	0

HUS	02/2020	EUR	1,179		$1,300	0	(8)
	02/2020		$231	INR	16,461	0	(1)
	03/2020		30		2,114	0	0
	05/2020		2,877	MXN	56,435	71	0

JPM	02/2020	GBP	60,146		$78,740	0	(683)

MYI	03/2020		$2,739	RUB	178,007	32	0

RBC	03/2020		1,492	IDR	20,465,988	1	0

SCX	03/2020		89		1,214,961	0	0
	03/2020		184	INR	13,187	0	(1)

UAG	02/2020		78,218	GBP	60,146	1,205	0
	03/2020	GBP	60,146		$78,283	0	(1,199)

Total Forward Foreign Currency Contracts						$1,999	$(2,264)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of January 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$241	$0	$0	$241	$(241)	$0	$0	$(241)	$0	$0	$0
BPS	0	0	0	0	(9)	0	0	(9)	(9)	18	9
BRC	431	0	0	431	0	0	0	0	431	(610)	(179)
CBK	12	0	0	12	(48)	0	0	(48)	(36)	0	(36)
FBF	0	0	0	0	(74)	0	0	(74)	(74)	0	(74)
GLM	6	0	0	6	0	0	0	0	6	(260)	(254)
HUS	71	0	0	71	(9)	0	0	(9)	62	0	62
JPM	0	0	0	0	(683)	0	0	(683)	(683)	(50)	(733)
MYI	32	0	0	32	0	0	0	0	32	24	56
RBC	1	0	0	1	0	0	0	0	1	0	1
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
UAG	1,205	0	0	1,205	(1,199)	0	0	(1,199)	6	0	6

Total Over the Counter	$1,999	$0	$0	$1,999	$(2,264)	$0	$0	$(2,264)

(o)

Securities with an aggregate market value of $42 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of January 31, 2020.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of January 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$67	$0	$0	$2,612	$2,679

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,999	$0	$1,999

	$0	$67	$0	$1,999	$2,612	$4,678

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$1,980	$1,981

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,264	$0	$2,264

	$0	$1	$0	$2,264	$1,980	$4,245

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended January 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$199	$0	$0	$(45,547)	$(45,348)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$955	$0	$955
Swap Agreements	0	23	0	0	0	23

	$0	$23	$0	$955	$0	$978

	$0	$222	$0	$955	$(45,547)	$(44,370)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(1,010)	$0	$0	$46,261	$45,251

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,056)	$0	$(5,056)
Swap Agreements	0	(24)	0	0	0	(24)

	$0	$(24)	$0	$(5,056)	$0	$(5,080)

	$0	$(1,034)	$0	$(5,056)	$46,261	$40,171

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	47

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$100	$79,405	$6,533	$86,038
Corporate Bonds & Notes
Banking & Finance	0	130,555	0	130,555
Industrials	0	131,288	653	131,941
Utilities	0	41,944	0	41,944
Convertible Bonds & Notes
Industrials	0	5,230	0	5,230
Utilities	0	7	0	7
Municipal Bonds & Notes
California	0	1,268	0	1,268
Illinois	0	17,479	0	17,479
Virginia	0	769	0	769
West Virginia	0	8,146	0	8,146
U.S. Government Agencies	0	19,704	4,868	24,572
Non-Agency Mortgage-Backed Securities	0	100,738	0	100,738
Asset-Backed Securities	0	95,191	12,111	107,302
Sovereign Issues	0	36,442	0	36,442
Common Stocks
Communication Services	1,979	7	0	1,986
Consumer Discretionary	6,378	0	0	6,378
Energy	2	0	0	2
Industrials	0	0	631	631
Warrants
Communication Services	0	3,432	0	3,432
Industrials	0	0	1,716	1,716
Preferred Securities
Banking & Finance	0	10,047	0	10,047
Industrials	0	259	21,836	22,095

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2020
Real Estate Investment Trusts
Real Estate	$11,156	$0	$0	$11,156
Short-Term Instruments
Repurchase Agreements	0	28,652	0	28,652
Argentina Treasury Bills	0	583	0	583
U.S. Treasury Bills	0	866	0	866

Total Investments	$19,615	$712,012	$48,348	$779,975

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,679	0	2,679
Over the counter	0	1,999	0	1,999

	$0	$4,678	$0	$4,678

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,981)	0	(1,981)
Over the counter	0	(2,264)	0	(2,264)

	$0	$(4,245)	$0	$(4,245)

Total Financial Derivative Instruments	$0	$433	$0	$433

Totals	$19,615	$712,445	$48,348	$780,408

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2020:

Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$3,889	$3,019	$(351)	$(114)	$(2)	$92	$0	$0	$6,533	$93
Corporate Bonds & Notes
Industrials	0	845	0	6	0	(198)	0	0	653	(198)
U.S. Government Agencies	4,866	0	(49)	140	17	(106)	0	0	4,868	(108)
Asset-Backed Securities	16,154	0	(3,748)	0	329	(624)	0	0	12,111	(860)
Common Stocks
Industrials	732	0	0	0	0	(101)	0	0	631	(101)
Warrants
Industrials	1,437	0	0	0	0	279	0	0	1,716	279
Preferred Securities
Industrials	20,979	1,217	0	0	0	(360)	0	0	21,836	(360)

Totals	$48,057	$5,081	$(4,148)	$32	$344	$(1,018)	$0	$0	$48,348	$(1,255)

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 01/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$6,533	Third Party Vendor	Broker Quote	75.500-102.000	89.673
Corporate Bonds & Notes
Industrials	653	Other Valuation Techniques(2)	—	—	—
U.S. Government Agencies	4,868	Proxy Pricing	Base Price	60.540	—
Asset-Backed Securities	12,111	Proxy Pricing	Base Price	4,031.800-100,937.971	63,059.900
Common Stocks
Industrials	631	Other Valuation Techniques(2)	—	—	—
Warrants
Industrials	1,716	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	21,836	Fundamental Valuation	Company Equity Value	$948,002,602.394	—

Total	$48,348

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	49

Schedule of Investments PIMCO High Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 131.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 12.8%

Advanz Pharma Corp.
7.447% (LIBOR03M + 5.500%) due 09/06/2024 ~	$6,378	$6,060

Al Convoy (Luxembourg) S.a.r.l.
TBD% due 01/29/2027	95	95

Alphabet Holding Co., Inc.
5.145% (LIBOR03M + 3.500%) due 09/26/2024 ~	98	94

Altice France S.A.
5.676% (LIBOR03M + 4.000%) due 08/14/2026 ~	395	396

Ancestry.com Operations, Inc.
5.900% (LIBOR03M + 4.250%) due 08/27/2026 ~	100	95

Diamond Resorts Corp.
5.395% (LIBOR03M + 3.750%) due 09/02/2023 ~	1,272	1,253

Dubai World (3.000% Cash and 1.750% PIK)
4.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)	696	651

Emerald TopCo, Inc.
5.145% (LIBOR03M + 3.500%) due 07/24/2026 ~	150	150

Envision Healthcare Corp.
5.395% (LIBOR03M + 3.750%) due 10/10/2025 ~	19,595	16,579

Financial & Risk U.S. Holdings, Inc.
4.895% (LIBOR03M + 3.250%) due 10/01/2025 ~	929	940

Forbes Energy Services LLC (6.909% Cash and 11.000% PIK)
17.909% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)	1,032	1,033

Froneri Ltd.
TBD% due 01/31/2027	148	149
TBD% due 01/28/2028 «	9	9

Frontier Communications Corp.
5.400% (LIBOR03M + 3.750%) due 06/15/2024 ~	880	889

iHeartCommunications, Inc.
5.781% (LIBOR03M + 4.000%) due 05/01/2026 ~	5,022	5,042

IRB Holding Corp.
4.384% (LIBOR03M + 2.750%) due 02/05/2025 ~	1,283	1,287

Jefferies Finance LLC
5.063% (LIBOR03M + 3.250%) due 06/03/2026 ~	30	30

McDermott Technology Americas, Inc.
TBD% due 10/21/2021 ^µ(e)	3,090	3,235
TBD% due 05/09/2025 ^(e)	2,937	1,872

Messer Industrie GmbH
4.445% (LIBOR03M + 2.500%) due 03/01/2026 ~	97	97

MH Sub LLC
5.395% (LIBOR03M + 3.750%) due 09/13/2024 ~	166	166

Nascar Holdings, Inc.
4.408% (LIBOR03M + 2.750%) due 10/19/2026 ~	95	96

NCI Building Systems, Inc.
5.434% (LIBOR03M + 3.750%) due 04/12/2025 ~	49	49

Neiman Marcus Group Ltd. LLC
7.734% (LIBOR03M + 6.000%) due 10/25/2023 ~	10,958	9,314

Neiman Marcus Group Ltd. LLC (7.234 - 7.277% Cash and 1.000% PIK)
8.234% - 8.277% (LIBOR03M + 5.500%) due 10/25/2023 ~(d)	12,764	10,802

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ortho-Clinical Diagnostics S.A.
5.013% (LIBOR03M + 3.250%) due 06/30/2025 ~		$800	$791

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^(e)		100	105

Parexel International Corp.
4.395% (LIBOR03M + 2.750%) due 09/27/2024 ~		88	87

PetSmart, Inc.
5.670% (LIBOR03M + 4.000%) due 03/11/2022 ~		265	265

PG&E Corp.
TBD% due 04/16/2020		3,464	3,551

Playtika Holding Corp.
7.645% (LIBOR03M + 6.000%) due 12/10/2024 ~		5,226	5,283

Pug LLC
TBD% due 01/15/2027		44	44

Reynolds Consumer Products, Inc.
TBD% due 01/29/2027		100	101

Starfruit Finco BV
4.699% (LIBOR03M + 3.000%) due 10/01/2025 ~		275	275

Summer (BC) Holdco B SARL
TBD% due 10/15/2026 «		3,312	3,225
TBD% due 12/04/2026 «		828	806

Sunshine Luxembourg SARL
6.195% (LIBOR03M + 4.250%) due 10/01/2026 ~		273	274

Syniverse Holdings, Inc.
6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~		8,459	7,747

U.S. Renal Care, Inc.
6.645% (LIBOR03M + 5.000%) due 06/26/2026 ~		590	586

West Corp.
5.645% (LIBOR03M + 4.000%) due 10/10/2024 ~		57	49

Westmoreland Mining Holdings LLC
10.150% (LIBOR03M + 8.250%) due 03/15/2022 «~		1,965	1,984

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(d)		5,767	4,354

Windstream Services LLC
TBD% due 03/29/2021		10,567	10,361
9.000% (PRIME + 4.250%) due 02/17/2024 ~		6,000	5,722

Total Loan Participations and Assignments (Cost $112,462)			105,993

CORPORATE BONDS & NOTES 54.0%

BANKING & FINANCE 20.8%

Ally Financial, Inc.
8.000% due 11/01/2031		4	6
8.000% due 11/01/2031 (l)		1,270	1,789

Ambac LSNI LLC
6.945% due 02/12/2023 •		613	624

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	16,018	21,581

Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048 (l)		$4,432	4,819

Banco BTG Pactual S.A.
4.500% due 01/10/2025		200	206

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,000	302

Barclays PLC
7.125% due 06/15/2025 •(i)	GBP	1,200	1,821
7.750% due 09/15/2023 •(i)(l)		$2,150	2,356
7.875% due 09/15/2022 •(i)	GBP	7,210	10,594
8.000% due 06/15/2024 •(i)(l)		$600	678

Brookfield Finance, Inc.
3.900% due 01/25/2028		18	20
4.700% due 09/20/2047 (l)		204	249

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CBL & Associates LP
4.600% due 10/15/2024 (l)		$2,302	$1,250
5.950% due 12/15/2026 (l)		3,568	1,793

Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(l)		250	285

Credit Suisse Group AG
7.250% due 09/12/2025 •(i)		200	227
7.500% due 07/17/2023 •(i)		400	441

Doctors Co.
6.500% due 10/15/2023 (l)		10,000	10,908

Emerald Bay S.A.
0.000% due 10/08/2020 (h)(l)	EUR	2,738	2,995

Equitable Holdings, Inc.
5.000% due 04/20/2048		$12	14

ESH Hospitality, Inc.
4.625% due 10/01/2027		77	77

Flagstar Bancorp, Inc.
6.125% due 07/15/2021 (l)		3,000	3,129

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		400	403

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		510	543

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (l)		200	226

General Shopping Finance Ltd.
10.000% due 03/02/2020 (i)(l)		5,300	3,471

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		200	216

GSPA Monetization Trust
6.422% due 10/09/2029		5,473	6,404

Hampton Roads PPV LLC
6.621% due 06/15/2053		19,754	22,745

HSBC Bank PLC
6.330% due 05/18/2023		8,300	8,776

HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(l)	GBP	600	887
6.500% due 03/23/2028 •(i)		$700	780

Hunt Cos., Inc.
6.250% due 02/15/2026		36	35

ING Groep NV
5.750% due 11/16/2026 •(i)		500	536

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		96	99

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		76	76

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(l)		500	572
7.875% due 06/27/2029 •(i)	GBP	4,910	8,336

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (l)		$7,000	7,013

Midwest Family Housing LLC
6.631% due 01/01/2051		4,845	5,143

Nationstar Mortgage LLC
6.500% due 07/01/2021		682	684

Navient Corp.
5.625% due 08/01/2033 (l)		8,064	7,337

Newmark Group, Inc.
6.125% due 11/15/2023		40	44

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		51	53

Royal Bank of Scotland Group PLC
8.625% due 08/15/2021 •(i)(l)		3,700	4,003

Santander UK Group Holdings PLC
7.375% due 06/24/2022 •(i)	GBP	6,363	9,236

SBA Communications Corp.
3.875% due 02/15/2027 (c)		$214	217

Societe Generale S.A.
6.750% due 04/06/2028 •(i)		200	225
7.375% due 10/04/2023 •(i)		900	994

Springleaf Finance Corp.
6.125% due 03/15/2024		176	191

TP ICAP PLC
5.250% due 01/26/2024 (l)	GBP	4,190	6,145

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UniCredit SpA
7.830% due 12/04/2023 (l)		$3,300	$3,896

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	223	338

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (l)		$6,055	6,209

			171,997

INDUSTRIALS 23.8%

Aker BP ASA
3.750% due 01/15/2030		150	152

Albertsons Cos., Inc.
3.500% due 02/15/2023 (c)		66	67
4.625% due 01/15/2027		66	67
4.875% due 02/15/2030 (c)		76	78

Altice Financing S.A.
2.250% due 01/15/2025	EUR	200	218

Associated Materials LLC
9.000% due 01/01/2024 (l)		$1,102	964

Avon International Capital PLC
6.500% due 08/15/2022		34	35

Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (l)		8,400	8,741

Bausch Health Cos., Inc.
5.000% due 01/30/2028		116	118
5.250% due 01/30/2030		116	118

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		99	102

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)		150	106

Bombardier, Inc.
6.000% due 10/15/2022		36	35
6.125% due 01/15/2023		20	20
7.500% due 03/15/2025 (l)		2,450	2,358
7.875% due 04/15/2027 (l)		3,552	3,374

CCO Holdings LLC
4.750% due 03/01/2030		220	227

Charter Communications Operating LLC
4.800% due 03/01/2050		272	294

Community Health Systems, Inc.
6.250% due 03/31/2023 (l)		13,476	13,779
8.000% due 03/15/2026		763	797
8.625% due 01/15/2024 (l)		1,825	1,944

Connect Finco SARL
6.750% due 10/01/2026		80	85

Dell International LLC
6.020% due 06/15/2026 (l)		3,572	4,175

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (l)		3,194	3,293

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)		11,130	11,290

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (d)		23	23

EI Group PLC
6.000% due 10/06/2023	GBP	500	667
6.875% due 05/09/2025		6,600	8,832

Eldorado Resorts, Inc.
6.000% due 09/15/2026 (l)		$3,000	3,294

Energy Transfer Operating LP
2.900% due 05/15/2025		48	49
3.750% due 05/15/2030		105	107
5.000% due 05/15/2050		96	99

Envision Healthcare Corp.
8.750% due 10/15/2026		3,318	2,010

Exela Intermediate LLC
10.000% due 07/15/2023		172	67

Fair Isaac Corp.
4.000% due 06/15/2028		12	12

Ferroglobe PLC
9.375% due 03/01/2022 (l)		2,750	2,070

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (l)		2,240	2,163

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 03/01/2026 (l)		$1,548	$1,489
7.000% due 02/15/2021		224	224

Flex Ltd.
4.875% due 06/15/2029		110	123

Ford Motor Co.
7.700% due 05/15/2097 (l)		15,515	18,566

Fresh Market, Inc.
9.750% due 05/01/2023 (l)		9,300	4,604

Frontier Finance PLC
8.000% due 03/23/2022	GBP	6,600	8,982

Full House Resorts, Inc.
8.575% due 01/31/2024		$492	484
9.738% due 02/02/2024		42	41

General Electric Co.
5.875% due 01/14/2038		46	59
6.150% due 08/07/2037		53	70
6.875% due 01/10/2039		13	18

General Shopping Investments Ltd.
0.000% due 03/20/2022 ^(e)(i)		2,500	663

HCA, Inc.
7.500% due 11/15/2095 (l)		3,462	4,270

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	300	342

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		200	230

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$625	666

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		461	504

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		23	12

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 (l)		2,300	1,885
8.000% due 02/15/2024		17	17
8.500% due 10/15/2024		333	282
9.750% due 07/15/2025		753	652

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(l)		7,617	4,951
8.125% due 06/01/2023 (l)		15,504	6,434

Laredo Petroleum, Inc.
9.500% due 01/15/2025		32	29
10.125% due 01/15/2028		48	43

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (l)		108	40

Mattel, Inc.
5.875% due 12/15/2027		24	25

MEG Energy Corp.
7.125% due 02/01/2027		96	95

Micron Technology, Inc.
5.327% due 02/06/2029 (l)		216	254

NCL Corp. Ltd.
3.625% due 12/15/2024		94	94

NCR Corp.
5.750% due 09/01/2027		3	3

Netflix, Inc.
3.625% due 06/15/2030	EUR	200	231
4.625% due 05/15/2029		300	372
4.875% due 06/15/2030		$200	209

New Albertson’s LP
6.570% due 02/23/2028 (l)		4,021	3,952

Noble Holding International Ltd.
7.875% due 02/01/2026		308	221

Odebrecht Oil & Gas Finance Ltd.
0.000% due 03/02/2020 (h)(i)		3,371	34

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		113	113
7.250% due 02/01/2028		132	135

Pacific Drilling SA
8.375% due 10/01/2023		4,625	3,897

Pan American Energy LLC
40.063% (BADLARPP) due 11/20/2020 «~	ARS	36,320	415

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$147	150

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	1,700	$1,828
5.950% due 01/28/2031		$238	241
6.490% due 01/23/2027		100	109
6.500% due 03/13/2027		270	294
6.500% due 01/23/2029		2,300	2,463
6.750% due 09/21/2047		70	71
6.840% due 01/23/2030		300	326
6.950% due 01/28/2060		2,424	2,466
7.690% due 01/23/2050		150	166

PetSmart, Inc.
5.875% due 06/01/2025		135	139

Platin 1426 GmbH
6.875% due 06/15/2023 (l)	EUR	600	680

Prime Security Services Borrower LLC
6.250% due 01/15/2028		$124	123

PTC, Inc.
3.625% due 02/15/2025 (c)		38	38
4.000% due 02/15/2028 (c)		19	19

QVC, Inc.
5.950% due 03/15/2043 (l)		3,594	3,655

Radiate Holdco LLC
6.875% due 02/15/2023		5	5

Radiology Partners, Inc.
9.250% due 02/01/2028		76	80

Range Resources Corp.
9.250% due 02/01/2026		58	51

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026 (l)	EUR	300	362

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031 (l)	GBP	13,100	24,431

Sands China Ltd.
5.125% due 08/08/2025 (l)		$400	443
5.400% due 08/08/2028 (l)		1,802	2,053

Sealed Air Corp.
4.000% due 12/01/2027		12	12

Sensata Technologies, Inc.
4.375% due 02/15/2030		40	41

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		3,284	3,426
12.500% due 04/15/2049 ^		549	573

Station Casinos LLC
4.500% due 02/15/2028 (c)		76	76

Syngenta Finance NV
5.182% due 04/24/2028		200	225

TEGNA, Inc.
4.625% due 03/15/2028		230	232

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		73	72

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	243	269
2.200% due 07/21/2021		$260	257
3.250% due 04/15/2022 (l)	EUR	500	559
6.000% due 01/31/2025		100	119

Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		$2,663	2,855
5.750% due 09/30/2039 (l)		6,496	7,460

TransDigm, Inc.
5.500% due 11/15/2027		148	149

Transocean Pontus Ltd.
6.125% due 08/01/2025		190	197

Transocean, Inc.
7.250% due 11/01/2025		96	91
7.500% due 01/15/2026		80	76
8.000% due 02/01/2027		162	151

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		25	25

Triumph Group, Inc.
5.250% due 06/01/2022		36	35
6.250% due 09/15/2024		116	120

United Group BV
4.375% due 07/01/2022	EUR	100	113
4.875% due 07/01/2024		100	115

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	51

Schedule of Investments PIMCO High Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Valaris PLC
5.750% due 10/01/2044		$274	$114
7.750% due 02/01/2026		24	12

Vale Overseas Ltd.
6.250% due 08/10/2026		205	243
6.875% due 11/21/2036		89	117
6.875% due 11/10/2039		60	80

ViaSat, Inc.
5.625% due 09/15/2025		119	121
5.625% due 04/15/2027		17	18

Western Midstream Operating LP
2.698% (US0003M + 0.850%) due 01/13/2023 ~		58	58
3.100% due 02/01/2025		38	38
4.050% due 02/01/2030		38	38
5.250% due 02/01/2050		38	36

WPX Energy, Inc.
4.500% due 01/15/2030		86	87

Wyndham Destinations, Inc.
3.900% due 03/01/2023		102	104
4.625% due 03/01/2030		58	60
5.400% due 04/01/2024		14	15

Wynn Macau Ltd.
5.125% due 12/15/2029		200	199

YPF S.A.
48.005% (BADLARPP + 4.000%) due 09/24/2020 «~	ARS	13,470	149
52.818% (BADLARPP + 6.000%) due 03/04/2021 «~(a)		8,870	105

			196,595

UTILITIES 9.4%

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025 (c)		$200	201
4.625% due 02/04/2030 (c)		200	203

CenturyLink, Inc.
4.000% due 02/15/2027		76	77
7.200% due 12/01/2025		1,122	1,181

DTEK Finance PLC (10.750% Cash and 0.000% PIK)
10.750% due 12/31/2024 (d)(l)		2,675	2,782

Edison International
2.400% due 09/15/2022		93	93
2.950% due 03/15/2023		7	7
5.750% due 06/15/2027		97	112

Frontier Communications Corp.
8.000% due 04/01/2027		144	151

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		8,202	8,934

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		811	811

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		2,863	1,683

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		4,191	4,170

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		13,505	3,376

Pacific Gas & Electric Co.
2.950% due 03/01/2026 ^(e)		645	663
3.250% due 09/15/2021 ^(e)		114	121
3.300% due 03/15/2027 ^(e)		992	1,037
3.300% due 12/01/2027 ^(e)		970	1,008
3.400% due 08/15/2024 ^(e)		309	328
3.500% due 10/01/2020 ^(e)		10,243	10,869
3.500% due 06/15/2025 ^(e)		863	910
3.750% due 02/15/2024 ^(e)		285	305
3.750% due 08/15/2042 ^(e)		30	30
3.850% due 11/15/2023 ^(e)		140	150
4.000% due 12/01/2046 ^(e)		2	2
4.250% due 05/15/2021 ^(e)		2,457	2,612
4.300% due 03/15/2045 ^(e)		186	196
4.600% due 06/15/2043 ^(e)		24	26
4.650% due 08/01/2028 ^(e)		300	349
4.750% due 02/15/2044 ^(e)		83	94

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 11/15/2043 ^(e)		$900	$1,027
5.400% due 01/15/2040 ^(e)		22	25
5.800% due 03/01/2037 ^(e)		701	808
6.050% due 03/01/2034 ^(e)		445	513
6.250% due 03/01/2039 ^(e)		108	124
6.350% due 02/15/2038 ^(e)		20	23

Petrobras Global Finance BV
5.093% due 01/15/2030		1,831	2,012
6.250% due 12/14/2026	GBP	7,102	11,236
6.625% due 01/16/2034		200	322
6.850% due 06/05/2115		$39	47

Rio Oil Finance Trust
8.200% due 04/06/2028		260	305
9.250% due 07/06/2024 (l)		15,776	17,715

Southern California Edison Co.
2.850% due 08/01/2029		19	20
3.650% due 03/01/2028		7	8
3.650% due 02/01/2050		38	40
5.750% due 04/01/2035		14	19
6.000% due 01/15/2034		4	5
6.650% due 04/01/2029		20	25

Southern California Gas Co.
2.550% due 02/01/2030		96	99

Sprint Corp.
7.250% due 02/01/2028 (c)		388	385
7.875% due 09/15/2023		448	477

Talen Energy Supply LLC
6.625% due 01/15/2028		40	40

Transocean Poseidon Ltd.
6.875% due 02/01/2027		156	163

Transocean Sentry Ltd.
5.375% due 05/15/2023		100	100

			78,019

Total Corporate Bonds & Notes (Cost $428,276)			446,611

CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%

DISH Network Corp.
3.375% due 08/15/2026		5,100	4,963

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024		12	8

Total Convertible Bonds & Notes (Cost $5,108)			4,971

MUNICIPAL BONDS & NOTES 8.4%

CALIFORNIA 0.5%

Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007
6.506% due 02/01/2031		1,855	2,281

Sacramento County, California Revenue Bonds, Series 2013
7.250% due 08/01/2025		1,500	1,892

			4,173

DISTRICT OF COLUMBIA 1.4%

District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035		9,740	11,594

ILLINOIS 3.2%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040		11,000	13,065
7.517% due 01/01/2040		9,805	13,109

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		45	55
7.350% due 07/01/2035		30	38

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	$365	$412

		26,679

NEW YORK 0.1%

Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	1,260	1,261

TEXAS 1.4%

El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	7,510	11,448

VIRGINIA 0.2%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,335	1,350

WEST VIRGINIA 1.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	66,200	3,071
7.467% due 06/01/2047	9,490	10,215

		13,286

Total Municipal Bonds & Notes (Cost $57,259)		69,791

U.S. GOVERNMENT AGENCIES 3.1%

Fannie Mae
3.500% due 09/25/2027 (a)	271	22
6.678% due 10/25/2041 •	296	309
9.356% due 05/25/2043 •	422	603
10.000% due 01/25/2034 •	217	273

Freddie Mac
0.000% due 02/25/2046 (b)(h)	9,467	8,849
0.100% due 02/25/2046 (a)	113,579	65
2.550% due 11/25/2055 «~	13,845	8,404
4.000% due 08/15/2020 (a)	29	0
4.424% due 07/15/2035 •(a)	874	142
4.500% due 10/15/2037 (a)	322	9
4.524% due 02/15/2042 •(a)	1,520	193
5.000% due 06/15/2033 ~(a)	1,192	215
5.464% due 08/15/2036 •(a)	503	111
9.648% due 05/15/2033 •	41	52
10.861% due 10/25/2027 •	4,309	5,585

Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)	2,215	302
4.500% due 07/20/2042 (a)	176	29
4.592% due 02/20/2042 •(a)	5,331	346
5.000% due 09/20/2042 (a)	304	60

Total U.S. Government Agencies (Cost $25,484)		25,569

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.0%

Adjustable Rate Mortgage Trust
2.001% due 05/25/2036 •	3,589	1,977

Banc of America Alternative Loan Trust
2.021% due 06/25/2037 •	3,429	2,696
3.939% due 06/25/2046 ^•(a)	4,760	595
4.979% due 06/25/2037 ^•(a)	3,724	807

Banc of America Funding Trust
6.000% due 07/25/2037 ^	453	441
6.250% due 10/26/2036	7,254	6,085

Banc of America Mortgage Trust
4.093% due 02/25/2036 ^~	13	12

BCAP LLC Trust
0.000% due 06/26/2036 ~	689	350
4.850% due 03/26/2037 þ	1,397	1,704
6.000% due 05/26/2037 ~	6,234	4,540

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
3.515% due 11/25/2034 ~		$55	$51

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~		97	91

CD Mortgage Trust
5.688% due 10/15/2048		2,279	1,379

Chase Mortgage Finance Trust
3.794% due 12/25/2035 ^~		15	15
4.039% due 09/25/2036 ^~		78	74
5.500% due 05/25/2036 ^		2	2

Citigroup Commercial Mortgage Trust
5.775% due 12/10/2049 ~		5,556	3,559

Citigroup Mortgage Loan Trust
3.742% due 08/25/2037 ^~		112	101
4.125% due 11/25/2035 ~		14,840	11,616
4.473% due 07/25/2037 ^~		89	87
6.500% due 09/25/2036		3,758	2,948

Commercial Mortgage Loan Trust
6.254% due 12/10/2049 ~		11,475	7,621

Countrywide Alternative Loan Trust
1.911% due 12/25/2046 •		2,904	2,733
3.339% due 04/25/2035 •(a)		3,414	294
3.877% due 02/25/2037 ^~		179	177
5.158% due 07/25/2021 ^~		102	103
6.000% due 02/25/2037 ^		5,388	3,466
6.250% due 12/25/2036 ^•		2,876	2,045
6.500% due 06/25/2036 ^		817	614

Countrywide Home Loan Mortgage Pass-Through Trust
3.689% due 12/25/2036 •(a)		2,871	464
3.760% due 09/20/2036 ^~		396	372
3.785% due 09/25/2047 ^~		32	31

Credit Suisse Commercial Mortgage Trust
5.869% due 09/15/2040 ~		2,417	1,355

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^		1,749	1,574

Eurosail PLC
2.150% due 06/13/2045 •	GBP	3,347	3,423
4.800% due 06/13/2045 •		988	1,182

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	3,940	4,210

HarborView Mortgage Loan Trust
4.305% due 08/19/2036 ^~		$13	13
4.323% due 08/19/2036 ^~		289	274

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •	EUR	5,106	5,236

JPMorgan Alternative Loan Trust
3.667% due 03/25/2037 ^~		$4,790	4,763

JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		2,865	3,351
5.623% due 05/12/2045		163	149

JPMorgan Mortgage Trust
3.650% due 07/27/2037 ~		3,739	2,834
4.959% due 01/25/2037 ^•(a)		17,114	5,748

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		1,129	672
5.562% due 02/15/2040 ^~		463	275

Lehman XS Trust
1.881% due 06/25/2047 •		2,483	2,290

Motel 6 Trust
8.603% due 08/15/2024 •		8,461	8,610

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.195% due 04/25/2036 ^~		5,150	4,754

Nomura Resecuritization Trust
5.094% due 07/26/2035 ~		4,451	4,348

Residential Asset Securitization Trust
6.250% due 10/25/2036 ^		461	473
6.250% due 09/25/2037 ^		4,769	2,906
6.500% due 08/25/2036 ^		817	415

Structured Adjustable Rate Mortgage Loan Trust
3.856% due 01/25/2036 ^~		149	110
4.389% due 04/25/2047 ~		442	323

Structured Asset Mortgage Investments Trust
1.851% due 07/25/2046 ^•		9,281	7,502

WaMu Mortgage Pass-Through Certificates Trust
3.444% due 05/25/2037 ^~		103	88

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
5.019% due 04/25/2037 •(a)		$10,024	$3,335
6.500% due 03/25/2036 ^		6,501	5,512

Total Non-Agency Mortgage-Backed Securities (Cost $117,731)			132,775

ASSET-BACKED SECURITIES 12.4%

ACE Securities Corp. Home Equity Loan Trust
1.801% due 07/25/2036 •		2,425	2,073

Apidos CLO
0.000% due 07/22/2026 ~		3,000	90

Argent Securities Trust
1.851% due 03/25/2036 •		5,572	3,474

Avoca CLO DAC
0.000% due 10/15/2030 ~	EUR	2,150	1,476

Belle Haven ABS CDO Ltd.
2.539% due 07/05/2046 •		$185,947	260

Carlyle Global Market Strategies CLO Ltd.
0.000% due 10/15/2031 ~		4,200	2,889

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	571
0.000% due 01/25/2032 ~		2,200	1,785

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		$4,000	1,947
0.000% due 10/22/2031 ~		3,000	1,301

Citigroup Mortgage Loan Trust
1.821% due 12/25/2036 •		2,791	1,928

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	2,831

Countrywide Asset-Backed Certificates Trust
1.931% due 09/25/2046 •		$12,786	10,354

CVC Cordatus Loan Fund DAC
0.000% due 04/15/2032 ~	EUR	2,500	1,540

Duke Funding Ltd.
2.534% due 08/07/2033 •		$15,804	4,963

Glacier Funding CDO Ltd.
2.172% due 08/04/2035 •		6,890	1,659

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	1,000	686

Halcyon Loan Advisors European Funding BV
0.000% due 04/15/2030 ~		1,100	762

Jay Park CLO Ltd.
0.000% due 10/20/2027 ~		$7,503	4,292

Long Beach Mortgage Loan Trust
1.851% due 02/25/2036 •		1,282	1,150

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	4,150	2,973

Marlette Funding Trust
0.000% due 12/15/2028 «(h)		$24	4,618
0.000% due 04/16/2029 «(h)		7	1,656
0.000% due 07/16/2029 «(h)		10	2,540

Merrill Lynch Mortgage Investors Trust
1.821% due 04/25/2037 •		832	504

Morgan Stanley Mortgage Loan Trust
3.159% due 11/25/2036 ^•		780	380
5.965% due 09/25/2046 ^þ		7,169	4,060

People’s Financial Realty Mortgage Securities Trust
1.821% due 09/25/2036 •		21,222	5,940

Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^þ		7,433	4,335
7.238% due 09/25/2037 ^þ		6,431	3,750

Sherwood Funding CDO Ltd.
2.094% due 11/06/2039 •		34,667	10,591

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)		5	3,381

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(h)		62	2,229
0.000% due 11/25/2026 «(h)		94	4,462

South Coast Funding Ltd.
2.501% due 08/10/2038 •		25,907	4,350

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Underwriting & Residential Finance Trust
2.636% due 06/25/2036 •		$409	$330

Washington Mutual Asset-Backed Certificates Trust
1.811% due 05/25/2036 •		224	190

Total Asset-Backed Securities (Cost $137,192)			102,320

SOVEREIGN ISSUES 3.7%

Argentina Government International Bond
2.500% due 07/22/2021	ARS	20,519	176
3.375% due 01/15/2023	EUR	200	100
3.380% due 12/31/2038 þ		4,410	2,041
4.000% due 03/06/2020	ARS	78,847	816
5.250% due 01/15/2028	EUR	200	94
6.250% due 11/09/2047		100	46
7.820% due 12/31/2033		1,119	661
15.500% due 10/17/2026	ARS	38,100	154
38.154% (BADLARPP + 2.000%) due 04/03/2022 ~		132,862	1,010
42.524% (BADLARPP + 3.250%) due 03/01/2020 ~		1,780	19
42.781% (BADLARPP) due 10/04/2022 ~		84	1
53.323% (ARLLMONP) due 06/21/2020 ~(a)		448,397	3,710

Autonomous City of Buenos Aires Argentina
39.421% due 03/29/2024 •		118,268	1,235
39.745% (BADLARPP + 5.000%) due 01/23/2022 ~		67,700	752

Autonomous Community of Catalonia
4.900% due 09/15/2021 (l)	EUR	2,350	2,804

Export-Credit Bank of Turkey
8.250% due 01/24/2024		$200	224

Peru Government International Bond
5.400% due 08/12/2034	PEN	16	5
5.940% due 02/12/2029		1,278	434
6.150% due 08/12/2032		510	174
6.350% due 08/12/2028		8,851	3,077
6.900% due 08/12/2037		52	19
6.950% due 08/12/2031		3,295	1,196
8.200% due 08/12/2026		2,033	769

Provincia de Buenos Aires
39.293% (BADLARPP + 3.750%) due 04/12/2025 ~	ARS	270,895	1,784
43.104% due 05/31/2022 •		2,990	21

Republic of Greece Government International Bond
3.000% due 02/24/2023 þ	EUR	25	31
3.000% due 02/24/2024 þ		25	32
3.000% due 02/24/2025 þ		25	32
3.000% due 02/24/2026 þ		25	33
3.000% due 02/24/2027 þ		25	33
3.000% due 02/24/2028 þ		25	34
3.000% due 02/24/2029 þ		25	34
3.000% due 02/24/2030 þ		25	35
3.000% due 02/24/2031 þ		25	34
3.000% due 02/24/2032 þ		25	35
3.000% due 02/24/2033 þ		25	35
3.000% due 02/24/2034 þ		25	36
3.000% due 02/24/2035 þ		25	35
3.000% due 02/24/2036 þ		25	36
3.000% due 02/24/2037 þ		25	36
3.000% due 02/24/2038 þ		25	36
3.000% due 02/24/2039 þ		25	36
3.000% due 02/24/2040 þ		25	36
3.000% due 02/24/2041 þ		25	37
3.000% due 02/24/2042 þ		25	37

Turkey Government International Bond
3.250% due 06/14/2025		100	114
4.625% due 03/31/2025		2,300	2,802
5.200% due 02/16/2026		800	996
7.625% due 04/26/2029 (l)		$2,600	3,027

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	1,471	1,622

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$365	47
8.250% due 10/13/2024 ^(e)		34	4

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	53

Schedule of Investments PIMCO High Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 09/15/2027 ^(e)	$452	$58

Total Sovereign Issues (Cost $54,220)		30,685

	SHARES
COMMON STOCKS 1.4%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (f)	754,306	2,059

iHeartMedia, Inc. (f)	566	9

iHeartMedia, Inc. ‘A’ (f)	42,128	745

		2,813

CONSUMER DISCRETIONARY 1.0%

Caesars Entertainment Corp. (f)	584,952	7,996

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(j)	66,131	10

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(f)(j)	88,291	1,104

Total Common Stocks (Cost $15,466)		11,923

WARRANTS 1.1%

COMMUNICATION SERVICES 0.6%

iHeartMedia, Inc.	274,379	4,851

INDUSTRIALS 0.5%

Sequa Corp. - Exp. 04/28/2024 «	1,795,000	3,973

Total Warrants (Cost $5,892)		8,824

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 11.2%

BANKING & FINANCE 5.0%

AGFC Capital Trust
3.581% (US0003M + 1.750%) due 01/15/2067 ~(l)	27,410,000	$13,739

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)	70,000	74

Nationwide Building Society
10.250% ~	94,345	21,055

OCP CLO Ltd.
0.000% due 04/26/2028 (h)	8,700	6,549

		41,417

INDUSTRIALS 6.2%

General Electric Co.
5.000% due 01/21/2021 •(i)	373,000	369

Sequa Corp. (12.000% PIK)
12.000% «(d)	43,072	50,637

		51,006

Total Preferred Securities (Cost $70,669)		92,423

REAL ESTATE INVESTMENT TRUSTS 3.0%

REAL ESTATE 3.0%

VICI Properties, Inc.	934,782	25,052

Total Real Estate Investment Trusts (Cost $12,650)		25,052

SHORT-TERM INSTRUMENTS 3.6%

REPURCHASE AGREEMENTS (k) 3.0%
		24,537

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.2%
38.342% due 04/03/2020 ~	ARS	7,460	$86
38.686% due 06/22/2020 ~		67,440	784
46.750% due 04/28/2020 - 08/27/2020 (g)(h)		96,173	1,127

			1,997

U.S. TREASURY BILLS 0.4%
1.548% due 02/11/2020 - 04/23/2020 (g)(h)(n)(p)		$3,118	3,114

Total Short-Term Instruments (Cost $30,652)			29,648

Total Investments in Securities (Cost $1,073,061)			1,086,585

Total Investments 131.3% (Cost $1,073,061)			$1,086,585

Financial Derivative Instruments (m)(o) 0.7% (Cost or Premiums, net $109,374)			6,183

Auction Rate Preferred Shares (7.0)%			(58,050)

Other Assets and Liabilities, net (25.0)%			(207,464)

Net Assets Applicable to Common Shareholders 100.0%			$827,254

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 - 10/17/2016	$ 2,028	$10	0.00%
Westmoreland Mining Holdings LLC	07/11/2016 - 10/19/2016	2,160	1,104	0.13

		$ 4,188	$1,114	0.13%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPG	1.640%	01/31/2020	02/03/2020	$9,000	U.S. Treasury Notes 3.125% due 11/15/2028	$(9,212)	$9,000	$9,001
FICC	1.250	01/31/2020	02/03/2020	3,637	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(3,713)	3,637	3,637
RDR	1.640	01/31/2020	02/03/2020	9,000	U.S. Treasury Notes 2.875% due 05/31/2025	(9,213)	9,000	9,001
TDM	1.640	01/31/2020	02/03/2020	2,900	U.S. Treasury Notes 1.750% due 05/15/2023	(2,978)	2,900	2,901

Total Repurchase Agreements						$(25,116)	$24,537	$24,540

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)			Payable for Reverse Repurchase Agreements
BCY	1.900%	11/01/2019	TBD	(3)	$		(1,172)	$(1,178)
BPS	2.100	01/29/2020	03/02/2020				(6,541)	(6,543)
	2.250	01/17/2020	02/18/2020				(2,193)	(2,195)
	2.290	01/17/2020	02/18/2020				(5,714)	(5,720)
BRC	(7.000)	01/22/2020	TBD	(3)			(43)	(43)
	1.300	01/28/2020	TBD	(3)			(3,505)	(3,506)
CEW	2.170	01/22/2020	02/24/2020				(3,289)	(3,291)
CIW	1.930	01/17/2020	02/18/2020				(3,942)	(3,946)
	2.000	01/08/2020	02/10/2020				(2,405)	(2,408)
FOB	1.850	02/03/2020	02/18/2020				(4,345)	(4,345)
JML	(0.400)	01/06/2020	02/06/2020			EUR	(432)	(479)
	(0.300)	01/06/2020	02/06/2020				(278)	(309)
	(0.300)	01/17/2020	04/17/2020				(284)	(315)
	(0.250)	01/06/2020	02/06/2020				(2,168)	(2,403)
	(0.250)	01/15/2020	04/16/2020				(523)	(580)
	(0.150)	03/01/2019	TBD	(3)			(2,008)	(2,223)
	0.950	01/17/2020	04/17/2020			GBP	(575)	(759)
	0.950	01/28/2020	04/28/2020				(3,937)	(5,199)
MEI	2.050	01/07/2020	02/07/2020		$		(2,495)	(2,499)
NOM	2.150	02/03/2020	03/09/2020				(15,257)	(15,257)
	2.250	02/04/2020	03/03/2020				(1,248)	(1,248)
	2.300	01/21/2020	02/20/2020				(4,320)	(4,324)
	2.350	11/05/2019	02/03/2020				(9,273)	(9,328)
	2.350	12/31/2019	02/03/2020				(5,920)	(5,933)
	2.450	01/13/2020	02/18/2020				(4,813)	(4,820)
	2.500	01/03/2020	02/04/2020				(1,251)	(1,254)
	2.800	01/03/2020	02/04/2020				(12,542)	(12,572)
	2.800	02/04/2020	03/03/2020				(12,331)	(12,331)
RTA	2.269	12/02/2019	02/03/2020				(10,949)	(10,992)
	2.325	12/03/2019	03/03/2020				(4,921)	(4,941)
	2.329	11/08/2019	02/07/2020				(4,174)	(4,198)
	2.333	01/02/2020	04/01/2020				(7,812)	(7,828)
	2.334	12/23/2019	02/10/2020				(2,919)	(2,927)
UBS	1.250	12/03/2019	03/03/2020			GBP	(15,611)	(20,658)
	2.000	02/03/2020	03/04/2020		$		(2,808)	(2,808)
	2.000	02/03/2020	03/06/2020				(5,537)	(5,537)
	2.000	02/04/2020	03/06/2020				(17,803)	(17,803)
	2.100	01/28/2020	03/02/2020				(3,439)	(3,440)

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	55

Schedule of Investments PIMCO High Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.100%	02/03/2020	03/04/2020	$	(9,193)	$(9,193)
	2.200	01/28/2020	03/02/2020		(3,133)	(3,134)
	2.200	02/03/2020	03/06/2020		(1,672)	(1,672)
	2.250	01/07/2020	02/10/2020		(8,002)	(8,016)
	2.250	01/08/2020	02/11/2020		(17,058)	(17,086)
	2.300	01/06/2020	02/07/2020		(4,490)	(4,498)
	2.350	01/08/2020	02/11/2020		(244)	(244)
	2.450	11/05/2019	02/03/2020		(7,426)	(7,472)
	2.450	11/06/2019	02/04/2020		(20,456)	(20,580)
	2.450	11/08/2019	02/06/2020		(4,382)	(4,408)
	2.450	11/12/2019	02/10/2020		(10,440)	(10,499)
	2.450	12/04/2019	03/03/2020		(1,533)	(1,539)

Total Reverse Repurchase Agreements						$(284,481)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of January 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(1,178)	$0	$(1,178)	$1,221	$43
BPG	9,001	0	0	9,001	(9,212)	(211)
BPS	0	(14,458)	0	(14,458)	14,456	(2)
BRC	0	(3,549)	0	(3,549)	4,103	554
CEW	0	(3,291)	0	(3,291)	3,590	299
CIW	0	(6,354)	0	(6,354)	6,671	317
FICC	3,637	0	0	3,637	(3,713)	(76)
FOB	0	(4,345)	0	(4,345)	4,624	279
JML	0	(12,267)	0	(12,267)	14,533	2,266
MEI	0	(2,499)	0	(2,499)	3,027	528
NOM	0	(67,067)	0	(67,067)	42,282	(24,785)
RDR	9,001	0	0	9,001	(9,213)	(212)
RTA	0	(30,886)	0	(30,886)	34,660	3,774
TDM	2,901	0	0	2,901	(2,978)	(77)
UBS	0	(138,587)	0	(138,587)	120,354	(18,233)

Total Borrowings and Other Financing Transactions	$24,540	$(284,481)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(134,926)	$(54,937)	$(6,950)	$(196,813)
Sovereign Issues	0	(4,902)	0	0	(4,902)
Preferred Securities	0	(12,572)	0	0	(12,572)

Total Borrowings	$0	$(152,400)	$(54,937)	$(6,950)	$(214,287)

Payable for reverse repurchase agreements(5)					$(214,287)

(l)	Securities with an aggregate market value of $249,622 and cash of $1,176 have been pledged as collateral under the terms of the above master agreements as of January 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended January 31, 2020 was $(242,364) at a weighted average interest rate of 2.140%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(70,194) is outstanding at period end.

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	12/20/2024	5.130%	$	2,000	$(8)	$10	$2	$0	$(4)
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	357.443		9,600	(318)	(4,279)	(4,597)	117	0

							$(326)	$(4,269)	$(4,595)	$117	$(4)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	06/19/2024	$	69,300	$(1,212)	$(3,834)	$(5,046)	$0	$(179)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		79,200	1,687	9,293	10,980	359	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		617,800	110,476	123,858	234,334	6,342	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		56,000	(403)	(3,948)	(4,351)	0	(500)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		334,140	289	4,362	4,651	0	(2,779)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		55,100	(127)	(793)	(920)	0	(468)
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		160,500	(572)	2,764	2,192	0	(1,338)
Receive(5)	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		57,680	(224)	(2,510)	(2,734)	0	(507)
Receive	6-Month EUR-EURIBOR	0.000	Annual	08/19/2021	EUR	663,900	(1,308)	(4,423)	(5,731)	0	(265)
Receive	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024		25,600	4	(857)	(853)	0	(57)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		416,000	416	35,556	35,972	2,536	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		95,100	395	(29,194)	(28,799)	0	(2,580)
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	55,200	185	(338)	(153)	0	(63)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		1,700	26	21	47	21	0

							$109,632	$129,957	$239,589	$9,258	$(8,736)

Total Swap Agreements							$109,306	$125,688	$234,994	$9,375	$(8,740)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$9,375	$9,375	$0	$0	$(8,740)	$(8,740)

(n)

Securities with an aggregate market value of $2,407 and cash of $22,396 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	57

Schedule of Investments PIMCO High Income Fund (Cont.)

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2020		$40,503	EUR	36,744	$248	$0
	03/2020	EUR	36,744		$40,572	0	(248)
	03/2020		$93	IDR	1,271,592	0	0

BPS	02/2020	PEN	4,729		$1,394	0	(3)
	02/2020		$1,795	IDR	24,542,348	0	(1)
	02/2020		3,478	INR	247,980	0	(10)

BRC	02/2020	EUR	36,744		$41,153	402	0
	03/2020		$39	IDR	528,408	0	0
	06/2020		4,091	MXN	80,476	86	0

CBK	02/2020	GBP	1,468		$1,921	0	(18)
	02/2020		$1,417	PEN	4,729	0	(21)
	04/2020	PEN	4,729		$1,414	21	0

GLM	02/2020		$1,142	RUB	73,236	1	0
	04/2020		8,011		495,889	0	(318)

HUS	02/2020		322	INR	22,946	0	(1)
	03/2020		41		2,952	0	0
	05/2020		4,002	MXN	78,519	99	0

JPM	02/2020	GBP	85,098		$111,406	0	(966)

SCX	03/2020		$124	IDR	1,696,652	0	0
	03/2020		258	INR	18,410	0	(1)

SSB	02/2020		112,412	GBP	86,566	1,899	0
	03/2020	GBP	86,567		$112,508	0	(1,889)

Total Forward Foreign Currency Contracts						$2,756	$(3,476)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$	600,000	$68	$6,200	$6,268	$0

Total Swap Agreements								$68	$6,200	$6,268	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of January 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$248	$0	$0	$248	$(248)	$0	$0	$(248)	$0	$0	$0
BPS	0	0	0	0	(14)	0	0	(14)	(14)	60	46
BRC	488	0	0	488	0	0	0	0	488	(850)	(362)
CBK	21	0	0	21	(39)	0	0	(39)	(18)	0	(18)
DUB	0	0	6,268	6,268	0	0	0	0	6,268	(6,250)	18
GLM	1	0	0	1	(318)	0	0	(318)	(317)	0	(317)
HUS	99	0	0	99	(1)	0	0	(1)	98	(70)	28
JPM	0	0	0	0	(966)	0	0	(966)	(966)	(70)	(1,036)
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SSB	1,899	0	0	1,899	(1,889)	0	0	(1,889)	10	0	10

Total Over the Counter	$2,756	$0	$6,268	$9,024	$(3,476)	$0	$0	$(3,476)

(p)

Securities with an aggregate market value of $60 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of January 31, 2020.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of January 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$117	$0	$0	$9,258	$9,375

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,756	$0	$2,756
Swap Agreements	0	0	0	0	6,268	6,268

	$0	$0	$0	$2,756	$6,268	$9,024

	$0	$117	$0	$2,756	$15,526	$18,399

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$4	$0	$0	$8,736	$8,740

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,476	$0	$3,476

	$0	$4	$0	$3,476	$8,736	$12,216

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended January 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$329	$0	$0	$(148,396)	$(148,067)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,399	$0	$2,399
Swap Agreements	0	1,275	0	0	7,624	8,899

	$0	$1,275	$0	$2,399	$7,624	$11,298

	$0	$1,604	$0	$2,399	$(140,772)	$(136,769)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(1,747)	$0	$0	$144,593	$142,846

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,790)	$0	$(6,790)
Swap Agreements	0	(1,113)	0	0	(4,772)	(5,885)

	$0	$(1,113)	$0	$(6,790)	$(4,772)	$(12,675)

	$0	$(2,860)	$0	$(6,790)	$139,821	$130,171

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	59

Schedule of Investments PIMCO High Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$139	$95,476	$10,378	$105,993
Corporate Bonds & Notes
Banking & Finance	0	171,997	0	171,997
Industrials	0	195,926	669	196,595
Utilities	0	78,019	0	78,019
Convertible Bonds & Notes
Industrials	0	4,963	0	4,963
Utilities	0	8	0	8
Municipal Bonds & Notes
California	0	4,173	0	4,173
District of Columbia	0	11,594	0	11,594
Illinois	0	26,679	0	26,679
New York	0	1,261	0	1,261
Texas	0	11,448	0	11,448
Virginia	0	1,350	0	1,350
West Virginia	0	13,286	0	13,286
U.S. Government Agencies	0	17,165	8,404	25,569
Non-Agency Mortgage-Backed Securities	0	132,775	0	132,775
Asset-Backed Securities	0	83,434	18,886	102,320
Sovereign Issues	0	30,685	0	30,685
Common Stocks
Communication Services	2,804	9	0	2,813
Consumer Discretionary	7,996	0	0	7,996
Energy	10	0	0	10
Industrials	0	0	1,104	1,104
Warrants
Communication Services	0	4,851	0	4,851
Industrials	0	0	3,973	3,973

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2020
Preferred Securities
Banking & Finance	$0	$41,417	$0	$41,417
Industrials	0	369	50,637	51,006
Real Estate Investment Trusts
Real Estate	25,052	0	0	25,052
Short-Term Instruments
Repurchase Agreements	0	24,537	0	24,537
Argentina Treasury Bills	0	1,997	0	1,997
U.S. Treasury Bills	0	3,114	0	3,114

Total Investments	$36,001	$956,533	$94,051	$1,086,585

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	9,375	0	9,375
Over the counter	0	9,024	0	9,024

	$0	$18,399	$0	$18,399

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(8,740)	0	(8,740)
Over the counter	0	(3,476)	0	(3,476)

	$0	$(12,216)	$0	$(12,216)

Total Financial Derivative Instruments	$0	$6,183	$0	$6,183

Totals	$36,001	$962,716	$94,051	$1,092,768

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2020:

Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$6,722	$4,281	$(537)	$(130)	$(4)	$46	$0	$0	$10,378	$47
Corporate Bonds & Notes
Industrials	0	849	0	7	0	(187)	0	0	669	(187)
U.S. Government Agencies	8,399	0	(84)	242	30	(183)	0	0	8,404	(187)
Asset-Backed Securities	25,891	0	0	26	0	(6,941)	0	(90)	18,886	(7,003)
Common Stocks
Industrials	1,280	0	0	0	0	(176)	0	0	1,104	(176)
Warrants
Industrials	3,328	0	0	0	0	645	0	0	3,973	645
Preferred Securities
Industrials	48,647	2,823	0	0	0	(833)	0	0	50,637	(833)

Totals	$94,267	$7,953	$(621)	$145	$26	$(7,629)	$0	$(90)	$94,051	$(7,694)

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 01/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$10,378	Third Party Vendor	Broker Quote	75.500 - 102.000	88.895
Corporate Bonds & Notes
Industrials	669	Other Valuation Techniques(2)	—	—	—
U.S. Government Agencies	8,404	Proxy Pricing	Base Price	60.540	—
Asset-Backed Securities	4,618	IO Weighted Average Life	Base Price	19,048.165	—
	14,268	Proxy Pricing	Base Price	3,576.000 - 76,239.578	27,636.277
Common Stocks
Industrials	1,104	Other Valuation Techniques(2)	—	—	—
Warrants
Industrials	3,973	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	50,637	Fundamental Valuation	Company Equity Value	$948,002,602.394	—

Total	$94,051

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	61

Schedule of Investments PIMCO Income Strategy Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 15.4%

Advanz Pharma Corp.
7.447% (LIBOR03M + 5.500%) due 09/06/2024 ~		$2,309	$2,194

Al Convoy (Luxembourg) S.a.r.l.
TBD% due 01/29/2027		38	38

Altice France S.A.
5.676% (LIBOR03M + 4.000%) due 08/14/2026 ~		99	99

Clay Holdco BV
TBD% due 11/30/2025	EUR	1,458	1,611

Diamond Resorts Corp.
5.395% (LIBOR03M + 3.750%) due 09/02/2023 ~		$207	204

Dubai World (3.000% Cash and 1.750% PIK)
4.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)		2,592	2,424

Emerald TopCo, Inc.
5.145% (LIBOR03M + 3.500%) due 07/24/2026 ~		55	55

Encina Private Credit LLC
TBD% - 4.881% (LIBOR03M + 3.205%) due 11/30/2025 «~µ		4,600	4,600

Envision Healthcare Corp.
5.395% (LIBOR03M + 3.750%) due 10/10/2025 ~		7,853	6,645

Financial & Risk U.S. Holdings, Inc.
4.895% (LIBOR03M + 3.250%) due 10/01/2025 ~		347	352

Forbes Energy Services LLC (6.909% Cash and 11.000% PIK)
17.909% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)		208	209

Froneri Ltd.
TBD% due 01/28/2028 «		4	4

Frontier Communications Corp.
5.400% (LIBOR03M + 3.750%) due 06/15/2024 ~		293	296

iHeartCommunications, Inc.
5.781% (LIBOR03M + 4.000%) due 05/01/2026 ~		1,753	1,760

IRB Holding Corp.
4.384% (LIBOR03M + 2.750%) due 02/05/2025 ~		405	406

Jefferies Finance LLC
5.063% (LIBOR03M + 3.250%) due 06/03/2026 ~		11	11

McDermott Technology Americas, Inc.
TBD% due 10/21/2021 ^(e) µ		1,182	1,237
TBD% due 05/09/2025 ^(e)		1,078	687

Messer Industrie GmbH
4.445% (LIBOR03M + 2.500%) due 03/01/2026 ~		32	32

MH Sub LLC
5.395% (LIBOR03M + 3.750%) due 09/13/2024 ~		59	59

Nascar Holdings, Inc.
4.408% (LIBOR03M + 2.750%) due 10/19/2026 ~		35	35

NCI Building Systems, Inc.
5.434% (LIBOR03M + 3.750%) due 04/12/2025 ~		20	20

Neiman Marcus Group Ltd. LLC
7.734% (LIBOR03M + 6.000%) due 10/25/2023 ~		5,292	4,498

Neiman Marcus Group Ltd. LLC (7.234% - 7.277% Cash and 1.000% PIK)
8.234% - 8.277% (LIBOR03M + 5.500%) due 10/25/2023 ~(d)		4,072	3,446

Ortho-Clinical Diagnostics S.A.
5.013% (LIBOR03M + 3.250%) due 06/30/2025 ~		300	297

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^(e)		$100	$105

PetSmart, Inc.
5.670% (LIBOR03M + 4.000%) due 03/11/2022 ~		31	31

Playtika Holding Corp.
7.645% (LIBOR03M + 6.000%) due 12/10/2024 ~		1,960	1,981

Pug LLC
TBD% due 01/15/2027		18	18

Sequa Mezzanine Holdings LLC
10.770% (LIBOR03M + 9.000%) due 04/28/2022 «~		40	40

Sotera Health Holdings LLC
6.145% (LIBOR03M + 4.500%) due 12/11/2026 ~		70	70

Sprint Communications, Inc.
4.188% (LIBOR03M + 2.500%) due 02/02/2024 ~		778	769

Starfruit Finco BV
4.699% (LIBOR03M + 3.000%) due 10/01/2025 ~		97	97

Summer (BC) Holdco B SARL
TBD% due 10/15/2026 «		1,280	1,246
TBD% due 12/04/2026 «		320	312

Sunshine Luxembourg SARL
6.195% (LIBOR03M + 4.250%) due 10/01/2026 ~		100	101

Syniverse Holdings, Inc.
6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~		4,525	4,144

U.S. Renal Care, Inc.
6.645% (LIBOR03M + 5.000%) due 06/26/2026 ~		218	217

Univision Communications, Inc.
4.395% (LIBOR03M + 2.750%) due 03/15/2024 ~		2,074	2,052

West Corp.
5.645% (LIBOR03M + 4.000%) due 10/10/2024 ~		26	22

Westmoreland Mining Holdings LLC
10.150% (LIBOR03M + 8.250%) due 03/15/2022 «~		566	572

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(d)		1,662	1,255

Windstream Services LLC
9.000% (PRIME + 4.250%) due 02/17/2024 ~		3,200	3,052
9.750% (PRIME + 5.000%) due 03/29/2021 ~		3,428	3,361

Total Loan Participations and Assignments (Cost $52,788)			50,664

CORPORATE BONDS & NOTES 56.3%

BANKING & FINANCE 23.6%

Ally Financial, Inc.
8.000% due 11/01/2031		537	758

Ambac LSNI LLC
6.945% due 02/12/2023 •		236	240

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	5,925	7,982
8.625% due 07/15/2023		$200	206

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	400	121

Barclays PLC
3.250% due 01/17/2033	GBP	100	143
7.125% due 06/15/2025 •(i)		5,100	7,740
7.750% due 09/15/2023 •(i)(l)		$400	438
8.000% due 06/15/2024 •(i)(l)		200	226

Brookfield Finance, Inc.
3.900% due 01/25/2028		6	7
4.700% due 09/20/2047		68	83

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cantor Fitzgerald LP
4.875% due 05/01/2024		$15	$16
6.500% due 06/17/2022 (l)		3,000	3,277

CBL & Associates LP
5.950% due 12/15/2026		3,880	1,950

Credit Suisse Group AG
7.500% due 07/17/2023 •(i)		200	220
7.500% due 12/11/2023 •(i)		640	727
7.500% due 12/11/2023 •(i)(l)		2,900	3,295

Deutsche Bank AG
3.961% due 11/26/2025 •		600	628

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	846	925

EPR Properties
4.750% due 12/15/2026 (l)		$1,031	1,149

Equitable Holdings, Inc.
5.000% due 04/20/2048		4	5

ESH Hospitality, Inc.
4.625% due 10/01/2027		27	27

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		1,700	1,773

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		200	202

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		179	191
6.750% due 03/15/2022		232	239

GSPA Monetization Trust
6.422% due 10/09/2029		1,542	1,804

HSBC Bank PLC
6.330% due 05/23/2023		2,800	2,961

HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(l)	GBP	200	296
6.000% due 09/29/2023 •(i)(l)	EUR	1,400	1,797
6.500% due 03/23/2028 •(i)		$200	223

Hunt Cos., Inc.
6.250% due 02/15/2026		12	12

ING Groep NV
5.750% due 11/16/2026 •(i)		200	214

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		32	33

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		30	30

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(l)		2,900	3,319
7.875% due 06/27/2029 •(i)	GBP	3,219	5,465

Nationstar Mortgage LLC
6.500% due 07/01/2021		$229	229

Navient Corp.
5.625% due 08/01/2033		31	28
7.250% due 09/25/2023		2,974	3,294

Newmark Group, Inc.
6.125% due 11/15/2023		28	31

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		594	613

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(l)		1,400	1,435
8.000% due 08/10/2025 •(i)(l)		3,000	3,506
8.625% due 08/15/2021 •(i)(l)		1,000	1,082

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)	GBP	2,850	4,199
7.375% due 06/24/2022 •(i)		1,800	2,613

SBA Communications Corp.
3.875% due 02/15/2027 (c)		$84	85

Societe Generale S.A.
7.375% due 10/04/2023 •(i)		300	331

Springleaf Finance Corp.
5.375% due 11/15/2029		10	10
5.625% due 03/15/2023		586	628
6.125% due 03/15/2024		66	72
6.875% due 03/15/2025		54	61

TP ICAP PLC
5.250% due 01/26/2024 (l)	GBP	2,023	2,967

UniCredit SpA
7.830% due 12/04/2023		$1,960	2,314

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,433	$2,178

Voyager Aviation Holdings LLC
8.500% due 08/15/2021		$3,228	3,310

			77,708

INDUSTRIALS 22.6%

Albertsons Cos., Inc.
3.500% due 02/15/2023 (c)		26	27
4.625% due 01/15/2027		26	26
4.875% due 02/15/2030 (c)		30	31

Altice Financing S.A.
2.250% due 01/15/2025	EUR	100	109
7.500% due 05/15/2026		$1,500	1,606

Altice France S.A.
8.125% due 02/01/2027		500	560

Associated Materials LLC
9.000% due 01/01/2024		380	333

Avon International Capital PLC
6.500% due 08/15/2022		12	12

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		16	16

Baffinland Iron Mines Corp.
8.750% due 07/15/2026		600	624

Bausch Health Cos., Inc.
5.000% due 01/30/2028		44	45
5.250% due 01/30/2030		44	45

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		36	37

Bombardier, Inc.
6.000% due 10/15/2022		16	16
6.125% due 01/15/2023		182	180
7.500% due 03/15/2025		6	6
7.875% due 04/15/2027		2,848	2,706

Camelot Finance S.A.
4.500% due 11/01/2026		3	3

CCO Holdings LLC
4.750% due 03/01/2030		88	91

Centene Corp.
4.250% due 12/15/2027		30	31
4.625% due 12/15/2029		60	65
4.750% due 01/15/2025		86	89

Charter Communications Operating LLC
4.800% due 03/01/2050		106	115

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		890	971

Community Health Systems, Inc.
6.250% due 03/31/2023		3,960	4,049
8.000% due 03/15/2026		906	946
8.625% due 01/15/2024		439	468

Connect Finco SARL
6.750% due 10/01/2026		30	32

Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		128	132

Corning, Inc.
5.450% due 11/15/2079		37	43

Dealer Tire LLC
8.000% due 02/01/2028 (c)		16	16

Dell International LLC
6.020% due 06/15/2026 (l)		1,200	1,403

Diamond Resorts International, Inc.
7.750% due 09/01/2023		345	356
10.750% due 09/01/2024 (l)		1,200	1,251

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		800	811

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (d)		8	8

Eldorado Resorts, Inc.
6.000% due 09/15/2026		1,100	1,208

Energy Transfer Operating LP
2.900% due 05/15/2025		19	19
3.750% due 05/15/2030		41	42
5.000% due 05/15/2050		38	39

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Envision Healthcare Corp.
8.750% due 10/15/2026		$1,105	$669

Exela Intermediate LLC
10.000% due 07/15/2023		57	22

Fair Isaac Corp.
4.000% due 06/15/2028		4	4

Ferroglobe PLC
9.375% due 03/01/2022		700	527

First Quantum Minerals Ltd.
6.500% due 03/01/2024		688	664
6.875% due 03/01/2026		458	441
7.000% due 02/15/2021		76	76

Flex Ltd.
4.875% due 06/15/2029		40	45

Ford Motor Co.
7.700% due 05/15/2097 (l)		7,435	8,897

Fresh Market, Inc.
9.750% due 05/01/2023 (l)		3,313	1,640

Full House Resorts, Inc.
8.575% due 01/31/2024		195	192
9.738% due 02/02/2024		17	17

Garda World Security Corp.
4.625% due 02/15/2027		45	45

General Electric Co.
0.375% due 05/17/2022	EUR	100	112
6.150% due 08/07/2037		$19	25
6.875% due 01/10/2039		15	21

HCA, Inc.
7.500% due 11/15/2095		1,050	1,295

iHeartCommunications, Inc.
6.375% due 05/01/2026		566	612
8.375% due 05/01/2027		699	762

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	100	114

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		100	115

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$225	240

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		200	219

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		39	21

Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		18	18
8.500% due 10/15/2024		242	205
9.750% due 07/15/2025		303	262

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^		5,382	3,498
8.125% due 06/01/2023 (l)		524	217

Kinder Morgan, Inc.
7.750% due 01/15/2032 (l)		800	1,116
7.800% due 08/01/2031 (l)		1,600	2,216

Lamar Media Corp.
3.750% due 02/15/2028 (c)		29	29
4.000% due 02/15/2030 (c)		12	12

Laredo Petroleum, Inc.
9.500% due 01/15/2025		14	13
10.125% due 01/15/2028		19	17

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (l)		302	111

Mattel, Inc.
5.875% due 12/15/2027		9	9

MEG Energy Corp.
7.125% due 02/01/2027		38	38

Micron Technology, Inc.
5.327% due 02/06/2029		74	87

NCL Corp. Ltd.
3.625% due 12/15/2024		36	36

Netflix, Inc.
3.625% due 06/15/2030	EUR	100	115
3.875% due 11/15/2029		304	356
4.625% due 05/15/2029		100	124
4.875% due 06/15/2030		$100	104
5.375% due 11/15/2029		30	33

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Albertson’s LP
6.570% due 02/23/2028		$2,800	$2,752

Noble Holding International Ltd.
7.875% due 02/01/2026		128	92

Odebrecht Oil & Gas Finance Ltd.
0.000% due 03/02/2020 (h)(i)		450	5

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		218	218
7.250% due 02/01/2028		256	261

Pacific Drilling SA
8.375% due 10/01/2023		170	143

Pan American Energy LLC
40.063% (BADLARPP) due 11/20/2020 «~	ARS	15,100	173

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$52	53

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	200	215
4.750% due 02/26/2029		833	989
4.875% due 02/21/2028		1,756	2,106
5.350% due 02/12/2028		$333	339
5.950% due 01/28/2031		94	95
6.490% due 01/23/2027		40	43
6.500% due 03/13/2027 (l)		3,093	3,362
6.750% due 09/21/2047		20	20
6.840% due 01/23/2030		110	119
6.950% due 01/28/2060		150	153
7.690% due 01/23/2050		60	66

PetSmart, Inc.
5.875% due 06/01/2025		45	46

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	200	227

Prime Security Services Borrower LLC
6.250% due 01/15/2028		$48	48
9.250% due 05/15/2023		220	231

PTC, Inc.
3.625% due 02/15/2025 (c)		15	15
4.000% due 02/15/2028 (c)		8	8

QVC, Inc.
5.950% due 03/15/2043 (l)		1,657	1,685

Radiate Holdco LLC
6.875% due 02/15/2023		2	2

Radiology Partners, Inc.
9.250% due 02/01/2028		30	31

Range Resources Corp.
9.250% due 02/01/2026		22	19

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	100	121

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	700	1,305

Sands China Ltd.
5.125% due 08/08/2025 (l)		$200	222
5.400% due 08/08/2028 (l)		1,502	1,711

Sealed Air Corp.
4.000% due 12/01/2027		4	4

Sensata Technologies, Inc.
4.375% due 02/15/2030		14	14

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		908	947

Spirit Issuer PLC
3.492% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	500	655

Staples, Inc.
7.500% due 04/15/2026		$5	5

Station Casinos LLC
4.500% due 02/15/2028 (c)		30	30

TEGNA, Inc.
4.625% due 03/15/2028		90	91

Telesat Canada
4.875% due 06/01/2027		17	18

Tenet Healthcare Corp.
4.625% due 09/01/2024		7	7

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		942	933

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	63

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		$674	$648

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	1,044	1,154
2.200% due 07/21/2021		$257	254
3.250% due 04/15/2022	EUR	200	224
6.000% due 01/31/2025		100	119

Topaz Solar Farms LLC
4.875% due 09/30/2039		$814	873
5.750% due 09/30/2039		4,463	5,125

TransDigm, Inc.
5.500% due 11/15/2027		56	56

Transocean Pontus Ltd.
6.125% due 08/01/2025		62	64

Transocean, Inc.
7.250% due 11/01/2025		68	64
7.500% due 01/15/2026		56	53
8.000% due 02/01/2027		66	62

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		9	9

Triumph Group, Inc.
5.250% due 06/01/2022		10	10
6.250% due 09/15/2024		32	33

Unigel Luxembourg S.A.
8.750% due 10/01/2026		200	208

United Group BV
3.125% due 02/15/2026 (c)	EUR	116	128
3.625% due 02/15/2028 (c)		100	110

Univision Communications, Inc.
5.125% due 02/15/2025		$353	353

Valaris PLC
5.750% due 10/01/2044		153	64
7.750% due 02/01/2026		8	4

Vale Overseas Ltd.
6.250% due 08/10/2026		71	84
6.875% due 11/21/2036		29	38
6.875% due 11/10/2039		257	343

ViaSat, Inc.
5.625% due 09/15/2025		36	37
5.625% due 04/15/2027		7	7

Western Midstream Operating LP
2.698% (US0003M + 0.850%) due 01/13/2023 ~		22	22
3.100% due 02/01/2025		16	16
4.050% due 02/01/2030		16	16
5.250% due 02/01/2050		16	15

WPX Energy, Inc.
4.500% due 01/15/2030		34	34

Wyndham Destinations, Inc.
3.900% due 03/01/2023		34	35
4.625% due 03/01/2030		22	23
5.400% due 04/01/2024		4	4
5.750% due 04/01/2027		349	382

YPF S.A.
52.818% (BADLARPP + 6.000%) due 03/04/2021 «~(a)	ARS	3,800	45

			74,253

UTILITIES 10.1%

CenturyLink, Inc.
4.000% due 02/15/2027		$30	30

DTEK Finance PLC (10.750% Cash and 0.000% PIK)
10.750% due 12/31/2024 (d)		593	617

Edison International
2.400% due 09/15/2022		30	30
2.950% due 03/15/2023		3	3
3.125% due 11/15/2022		34	35
3.550% due 11/15/2024		37	39
5.750% due 06/15/2027		31	36

Frontier Communications Corp.
8.000% due 04/01/2027		52	54

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (l)		4,600	5,141

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northwestern Bell Telephone
7.750% due 05/01/2030		$7,000	$7,577

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		38	38

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		134	79

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		610	607

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		2,707	677

Pacific Gas & Electric Co.
3.250% due 09/15/2021 ^(e)		119	127
3.300% due 03/15/2027 ^(e)		1,070	1,118
3.300% due 12/01/2027 ^(e)		300	312
3.400% due 08/15/2024 ^(e)		218	231
3.500% due 06/15/2025 ^(e)		365	385
3.750% due 02/15/2024 ^(e)		76	81
3.750% due 08/15/2042 ^(e)		10	10
3.850% due 11/15/2023 ^(e)		196	210
4.000% due 12/01/2046 ^(e)		4	4
4.250% due 05/15/2021 ^(e)		816	867
4.250% due 08/01/2023 ^(e)		552	607
4.300% due 03/15/2045 ^(e)		11	12
4.500% due 12/15/2041 ^(e)		10	11
4.600% due 06/15/2043 ^(e)		8	9
4.650% due 08/01/2028 ^(e)		515	599
4.750% due 02/15/2044 ^(e)		382	435
5.125% due 11/15/2043 ^(e)		637	727
5.400% due 01/15/2040 ^(e)		8	9
5.800% due 03/01/2037 ^(e)		1,998	2,303
6.050% due 03/01/2034 ^(e)		989	1,139
6.250% due 03/01/2039 ^(e)		299	344
6.350% due 02/15/2038 ^(e)		396	459

Petrobras Global Finance BV
5.093% due 01/15/2030		2,378	2,612
6.625% due 01/16/2034	GBP	100	161

RCS & RDS S.A.
2.500% due 02/05/2025 (c)	EUR	100	111

Rio Oil Finance Trust
9.250% due 07/06/2024		$2,564	2,879

Southern California Edison Co.
2.850% due 08/01/2029		8	8
3.650% due 03/01/2028		3	3
3.650% due 02/01/2050		15	16
5.750% due 04/01/2035		4	5
6.000% due 01/15/2034		2	3
6.650% due 04/01/2029		18	23

Southern California Gas Co.
2.550% due 02/01/2030		38	39

Sprint Communications, Inc.
6.000% due 11/15/2022		229	237

Sprint Corp.
7.250% due 02/01/2028 (c)		154	153
7.875% due 09/15/2023		1,852	1,971

Talen Energy Supply LLC
6.625% due 01/15/2028		14	14

Transocean Poseidon Ltd.
6.875% due 02/01/2027		54	57

			33,254

Total Corporate Bonds & Notes (Cost $175,259)			185,215

CONVERTIBLE BONDS & NOTES 0.8%

INDUSTRIALS 0.8%

Caesars Entertainment Corp.
5.000% due 10/01/2024		486	939

DISH Network Corp.
3.375% due 08/15/2026		1,600	1,557

			2,496

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024	$4	$3

Total Convertible Bonds & Notes (Cost $2,509)		2,499

MUNICIPAL BONDS & NOTES 5.0%

CALIFORNIA 0.2%

Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	600	622

ILLINOIS 2.5%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	6,000	8,022

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	60	70

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	12
7.350% due 07/01/2035	10	13

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	120	135

		8,252

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	385	389

WEST VIRGINIA 2.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	21,900	1,016
7.467% due 06/01/2047	5,685	6,119

		7,135

Total Municipal Bonds & Notes (Cost $13,619)		16,398

U.S. GOVERNMENT AGENCIES 3.6%

Fannie Mae
3.500% due 12/25/2032 - 12/25/2049 (a)	3,583	383
3.509% due 06/25/2043 •(a)	500	103
4.000% due 11/25/2042 (a)	1,635	221
4.389% due 02/25/2049 •(a)	1,574	227
5.211% due 07/25/2029 •	420	444
7.411% due 07/25/2029 •	570	686
9.657% due 12/25/2040 •	132	185

Freddie Mac
0.000% due 02/25/2046 (b)(h)	3,139	2,934
0.100% due 02/25/2046 (a)	37,667	21
0.289% due 11/25/2055 ~(a)	16,900	1,421
2.550% due 11/25/2055 «~	4,010	2,434
3.000% due 11/15/2033 (a)	3,483	302
6.438% due 11/15/2040 •	208	259
9.211% due 12/25/2027 •	1,489	1,789
12.411% due 03/25/2025 •	288	377

Total U.S. Government Agencies (Cost $11,180)		11,786

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.2%

Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	36	36

Banc of America Funding Trust
6.000% due 08/25/2036 ^	730	723

BCAP LLC Trust
0.000% due 06/26/2036 ~	61	31
3.783% due 03/27/2036 ~	1,053	931
4.850% due 03/26/2037 þ	357	435

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
1.981% due 06/25/2046 ^•		$1,434	$1,666
3.801% due 11/25/2036 ^~		189	158
3.826% due 09/25/2047 ^~		2,526	2,040
4.229% due 09/25/2035 ^~		226	187

Bear Stearns Commercial Mortgage Securities Trust
5.919% due 04/12/2038 ~		100	101

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ		323	312

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~		1	1

CD Mortgage Trust
5.688% due 10/15/2048		2,704	1,636

Chase Mortgage Finance Trust
3.794% due 12/25/2035 ^~		3	3
6.000% due 02/25/2037 ^		405	285
6.000% due 07/25/2037 ^		283	226
6.250% due 10/25/2036 ^		810	604

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037		38	40

Commercial Mortgage Loan Trust
6.254% due 12/10/2049 ~		812	539

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		1,035	865
6.000% due 08/25/2037 ^~		478	372

Countrywide Alternative Loan Trust
2.011% due 05/25/2037 ^•		162	72
4.538% due 04/25/2036 ^~		442	409
5.500% due 03/25/2035		133	96
5.500% due 12/25/2035 ^		1,461	1,205
5.750% due 01/25/2035		119	123
6.000% due 02/25/2035		172	171
6.000% due 08/25/2036 ^•		190	167
6.000% due 04/25/2037 ^		496	350
6.250% due 11/25/2036 ^		329	302
6.250% due 12/25/2036 ^•		833	592
6.500% due 08/25/2036 ^		228	136

Countrywide Home Loan Mortgage Pass-Through Trust
3.747% due 02/20/2035 ~		10	10
5.500% due 10/25/2035 ^		263	241
6.250% due 09/25/2036 ^		253	189

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
3.742% due 06/25/2034 •		2,030	2,056

Eurosail PLC
4.800% due 06/13/2045 •	GBP	239	286

GS Mortgage Securities Trust
5.622% due 11/10/2039		$299	234

GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^		28	49
6.000% due 02/25/2036 ^		1,665	1,219

HarborView Mortgage Loan Trust
2.378% due 01/19/2035 •		74	74
4.317% due 07/19/2035 ^~		20	19

IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		1,660	946

JPMorgan Alternative Loan Trust
3.667% due 03/25/2037 ^~		610	606
3.903% due 03/25/2036 ^~		747	683

JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		52	48

JPMorgan Mortgage Trust
3.640% due 02/25/2036 ^~		140	116
4.024% due 01/25/2037 ^~		179	173

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		351	209
5.562% due 02/15/2040 ^~		134	80

Lehman XS Trust
1.881% due 06/25/2047 •		769	709

Merrill Lynch Mortgage Investors Trust
4.081% due 03/25/2036 ^~		797	566

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ^~		2,439	994

Motel 6 Trust
8.603% due 08/15/2024 •		355	362

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		$486	$336
6.000% due 07/25/2037 ^		670	405
6.250% due 09/25/2037 ^		1,223	745

Residential Funding Mortgage Securities, Inc. Trust
5.277% due 08/25/2036 ^~		414	404
6.000% due 09/25/2036 ^		100	94
6.000% due 06/25/2037 ^		1,055	1,042

Structured Adjustable Rate Mortgage Loan Trust
3.731% due 11/25/2036 ^~		622	598
3.856% due 01/25/2036 ^~		639	475

SunTrust Adjustable Rate Mortgage Loan Trust
4.049% due 02/25/2037 ^~		99	95
4.452% due 04/25/2037 ^~		499	417

WaMu Mortgage Pass-Through Certificates Trust
2.600% due 12/25/2046 •		284	290
3.688% due 10/25/2036 ^~		366	345
3.813% due 02/25/2037 ^~		242	233

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/2037 ^		43	44

Total Non-Agency Mortgage-Backed Securities (Cost $27,595)			30,206

ASSET-BACKED SECURITIES 18.5%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,750	1,322

Apidos CLO
0.000% due 01/20/2031 ~		$2,200	1,512

Argent Securities Trust
1.851% due 03/25/2036 •		7,069	4,406

Asset-Backed Funding Certificates Trust
1.811% due 10/25/2036 •		4,279	4,085

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	1,070	970

Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036 ^		$214	161

Belle Haven ABS CDO Ltd.
2.539% due 07/05/2046 •		85,896	120

BlueMountain CLO Ltd.
7.298% due 04/13/2027 •		1,000	1,000

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	584
0.000% due 10/22/2031 ~		1,000	434

Citigroup Mortgage Loan Trust
1.811% due 12/25/2036 •		3,431	1,847
1.821% due 12/25/2036 •		875	605

Countrywide Asset-Backed Certificates
1.801% due 06/25/2047 ^•		634	584
1.861% due 06/25/2047 ^•		4,314	3,991

Dryden CLO Ltd.
0.000% due 07/17/2031 ~		5,689	4,377

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		4	436

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	250	171

GSAMP Trust
1.921% due 02/25/2046 •		$3,312	3,212
2.636% due 03/25/2035 ^•		5,355	4,893

Jay Park CLO Ltd.
0.000% due 10/20/2027 ~		2,700	1,545

JPMorgan Mortgage Acquisition Trust
1.981% due 04/25/2036 •		6,000	5,759

Lehman XS Trust
6.290% due 06/24/2046 þ		1,232	1,235

Marlette Funding Trust
0.000% due 07/16/2029 «(h)		6	1,658
0.000% due 03/15/2030 «(h)		3	1,035

Merrill Lynch Mortgage Investors Trust
1.821% due 04/25/2037 •		250	151

Morgan Stanley Mortgage Loan Trust
1.781% due 04/25/2037 •		3,226	1,459
6.250% due 02/25/2037 ^~		305	213

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Mortgage Products Trust
1.941% due 09/25/2036 •		$214	$209

Securitized Asset-Backed Receivables LLC Trust
1.801% due 05/25/2036 •		5,130	3,405

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		1	1,448

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		2	1,315

SoFi Consumer Loan Program LLC
0.000% due 11/25/2026 «(h)		22	1,044

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		2,100	741
0.000% due 09/25/2040 (h)		846	410

South Coast Funding Ltd.
2.501% due 08/10/2038 •		5,657	950

Symphony CLO Ltd.
6.438% due 07/14/2026 •		1,000	965

Taberna Preferred Funding Ltd.
2.271% due 08/05/2036 •		158	140
2.271% due 08/05/2036 ^•		2,955	2,634

Total Asset-Backed Securities (Cost $63,980)			61,026

SOVEREIGN ISSUES 5.2%

Argentina Government International Bond
2.500% due 07/22/2021	ARS	7,772	67
3.375% due 01/15/2023	EUR	100	50
3.380% due 12/31/2038 þ		1,734	803
4.000% due 03/06/2020	ARS	52,053	539
5.250% due 01/15/2028	EUR	100	47
6.250% due 11/09/2047		100	46
7.820% due 12/31/2033		5,220	3,090
15.500% due 10/17/2026	ARS	26,000	105
38.154% (BADLARPP + 2.000%) due 04/03/2022 ~		30,292	230
42.524% (BADLARPP + 3.250%) due 03/01/2020 ~		700	8
42.781% (BADLARPP) due 10/04/2022 ~		28	0
53.323% (ARLLMONP) due 06/21/2020 ~(a)		68,813	569

Autonomous City of Buenos Aires Argentina
39.421% due 03/29/2024 •		45,317	473
39.745% (BADLARPP + 5.000%) due 01/23/2022 ~		43,600	484

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	700	835

Peru Government International Bond
5.400% due 08/12/2034	PEN	5	2
5.940% due 02/12/2029		1,257	426
6.150% due 08/12/2032		184	63
6.350% due 08/12/2028		3,092	1,075
6.900% due 08/12/2037		45	16
6.950% due 08/12/2031		463	168
8.200% due 08/12/2026		2,161	818

Provincia de Buenos Aires
39.293% (BADLARPP + 3.750%) due 04/12/2025 ~	ARS	217,314	1,431

South Africa Government International Bond
4.850% due 09/30/2029		$600	607
5.750% due 09/30/2049		600	592

Turkey Government International Bond
4.625% due 03/31/2025	EUR	800	975
5.200% due 02/16/2026		300	374
5.600% due 11/14/2024		$1,400	1,477
7.625% due 04/26/2029		900	1,048

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	582	642

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$120	15
8.250% due 10/13/2024 ^(e)		12	2
9.250% due 09/15/2027 ^(e)		151	19

Total Sovereign Issues (Cost $26,419)			17,096

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	65

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 1.3%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (f)	261,329	$713

iHeartMedia, Inc. (f)	197	3

iHeartMedia, Inc. ‘A’ (f)	14,710	260

		976

CONSUMER DISCRETIONARY 0.9%

Caesars Entertainment Corp. (f)	227,344	3,108

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(j)	13,350	2

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(f)(j)	25,438	318

Total Common Stocks (Cost $5,643)		4,404

WARRANTS 0.8%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.	95,797	1,694

INDUSTRIALS 0.3%

Sequa Corp. - Exp. 04/28/2024 «	394,000	872

Total Warrants (Cost $2,083)		2,566

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 4.9%

BANKING & FINANCE 1.5%

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)	1,000,000	$1,112

Banco Santander S.A.
6.250% due 09/11/2021 •(i)	200,000	238

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)	35,000	37

Nationwide Building Society
10.250% ~	16,350	3,648

		5,035

INDUSTRIALS 3.4%

General Electric Co.
5.000% due 01/21/2021 •(i)	127,000	126

Sequa Corp. (12.000% PIK)
12.000% «(d)	9,446	11,105

		11,231

Total Preferred Securities (Cost $11,842)		16,266

REAL ESTATE INVESTMENT TRUSTS 1.6%

REAL ESTATE 1.6%

VICI Properties, Inc.	202,347	5,423

Total Real Estate Investment Trusts (Cost $2,691)		5,423

SHORT-TERM INSTRUMENTS 4.6%

REPURCHASE AGREEMENTS (k) 4.3%
		14,146

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.1%
38.342% due 04/03/2020 ~	ARS	2,960	$34
38.686% due 06/22/2020 ~		6,650	77
54.210% due 02/26/2020 - 08/27/2020 (g)(h)		22,251	257

			368

U.S. TREASURY BILLS 0.2%
1.526% due 03/26/2020 (h)(o)		$576	575

Total Short-Term Instruments (Cost $15,359)			15,089

Total Investments in Securities (Cost $410,967)			418,638

Total Investments 127.2% (Cost $410,967)			$418,638

Financial Derivative Instruments (m)(n) 0.0% (Cost or Premiums, net $1,791)			124

Auction Rate Preferred Shares (13.7)%			(45,200)

Other Assets and Liabilities, net (13.5)%			(44,414)

Net Assets Applicable to Common Shareholders 100.0%			$329,148

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	$532	$2	0.00%
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	733	318	0.10

		$1,265	$320	0.10%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPG	1.640%	01/31/2020	02/03/2020	$4,300	U.S. Treasury Notes 3.125% due 11/15/2028	$(4,401)	$4,300	$4,300
BSN	1.640	01/31/2020	02/03/2020	600	U.S. Treasury Notes 2.500% due 03/31/2023	(614)	600	600
FICC	1.250	01/31/2020	02/03/2020	646	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(659)	646	646
MBC	1.640	01/31/2020	02/03/2020	4,300	U.S. Treasury Notes 1.875% due 01/31/2022	(4,443)	4,300	4,301
TDM	1.640	01/31/2020	02/03/2020	4,300	U.S. Treasury Notes 1.750% due 05/15/2023	(4,414)	4,300	4,301

Total Repurchase Agreements						$(14,531)	$14,146	$14,148

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	2.000%	11/01/2019	TBD	(3)		$(1,145)	$(1,151)
BOS	1.970	01/09/2020	02/11/2020			(2,892)	(2,896)
BPS	2.100	01/29/2020	03/02/2020			(4,355)	(4,356)
BRC	(7.000)	01/22/2020	TBD	(3)		(121)	(121)
	1.000	01/31/2020	TBD	(3)		(206)	(206)
CEW	2.250	01/17/2020	02/20/2020			(2,942)	(2,945)
CIW	2.000	01/08/2020	02/10/2020			(1,862)	(1,865)
JML	(0.300)	01/15/2020	04/15/2020		EUR	(1,399)	(1,551)
	0.950	01/17/2020	04/17/2020		GBP	(192)	(253)
	0.950	01/28/2020	04/28/2020			(1,900)	(2,510)
	2.350	11/08/2019	02/06/2020			$(4,294)	(4,318)
JPS	1.650	01/09/2020	02/10/2020			(1,021)	(1,022)
RDR	1.900	01/28/2020	TBD	(3)		(3,119)	(3,120)
	1.950	01/06/2020	02/07/2020			(2,394)	(2,398)
UBS	2.000	01/30/2020	03/03/2020			(4,016)	(4,017)
	2.200	01/30/2020	03/03/2020			(4,301)	(4,302)
	2.250	01/08/2020	02/11/2020			(3,936)	(3,943)
	2.350	01/07/2020	02/10/2020			(2,947)	(2,952)
	2.450	12/04/2019	03/03/2020			(1,235)	(1,240)

Total Reverse Repurchase Agreements							$(45,166)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of January 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(1,151)	$0	$(1,151)	$1,251	$100
BOS	0	(2,896)	0	(2,896)	3,060	164
BPG	4,300	0	0	4,300	(4,401)	(101)
BPS	0	(4,356)	0	(4,356)	5,065	709
BRC	0	(327)	0	(327)	328	1

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	67

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
BSN	$600	$0	$0	$600	$(614)	$(14)
CEW	0	(2,945)	0	(2,945)	3,267	322
CIW	0	(1,865)	0	(1,865)	1,933	68
FICC	646	0	0	646	(659)	(13)
JML	0	(8,632)	0	(8,632)	9,930	1,298
JPS	0	(1,022)	0	(1,022)	1,116	94
MBC	4,301	0	0	4,301	(4,443)	(142)
RDR	0	(5,518)	0	(5,518)	5,828	310
TDM	4,301	0	0	4,301	(4,414)	(113)
UBS	0	(16,454)	0	(16,454)	18,640	2,186

Total Borrowings and Other Financing Transactions	$14,148	$(45,166)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(22,339)	$(18,229)	$(4,598)	$(45,166)

Total Borrowings	$0	$(22,339)	$(18,229)	$(4,598)	$(45,166)

Payable for reverse repurchase agreements					$(45,166)

(l)	Securities with an aggregate market value of $50,689 have been pledged as collateral under the terms of the above master agreements as of January 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended January 31, 2020 was $(51,631) at a weighted average interest rate of 2.268%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	4.893%	$	300	$(1)	$4	$3	$0	$(1)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	5.130		700	(3)	4	1	0	(1)
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	357.443		2,900	(95)	(1,294)	(1,389)	35	0

							$(99)	$(1,286)	$(1,385)	$35	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	06/19/2022	$	24,600	$(780)	$(194)	$(974)	$0	$(38)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		43,420	2,555	673	3,228	121	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		15,300	723	116	839	48	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		28,100	200	2,132	2,332	108	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		49,900	2,148	4,768	6,916	226	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		83,100	(2,711)	34,231	31,520	853	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		3,700	(15)	(498)	(513)	0	(35)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		10,600	(76)	(748)	(824)	0	(95)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		51,500	28	689	717	0	(428)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		8,400	(19)	(121)	(140)	0	(72)
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		30,500	(108)	524	416	0	(254)
Receive(5)	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		8,800	(34)	(383)	(417)	0	(77)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		1,700	(5)	(231)	(236)	0	(16)

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month AUD-BBR-BBSW	3.500%	Semi-Annual	06/17/2025	AUD	3,900	$97	$279	$376	$9	$0
Receive(5)	6-Month EUR-EURIBOR	(0.150)	Annual	03/18/2030	EUR	5,800	106	(38)	68	0	(39)
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		1,200	(1)	(23)	(24)	0	(9)
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	17,800	185	(234)	(49)	0	(20)

							$2,293	$40,942	$43,235	$1,365	$(1,083)

Total Swap Agreements							$2,194	$39,656	$41,850	$1,400	$(1,085)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,400	$1,400	$0	$0	$(1,085)	$(1,085)

Cash of $5,807 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2020		$19,933	EUR	18,083	$122	$0
	02/2020		2,133	MXN	39,922	0	(23)
	03/2020	EUR	18,083		$19,967	0	(122)
	03/2020		$37	IDR	502,432	0	0

BPS	02/2020	EUR	100		$111	0	0
	02/2020	PEN	1,542		454	0	(1)
	02/2020		$709	IDR	9,697,213	0	0
	02/2020		1,375	INR	98,025	0	(4)

BRC	02/2020	EUR	17,293		$19,368	189	0
	03/2020		$15	IDR	208,791	0	0

CBK	02/2020	BRL	6,042		$1,434	23	0
	02/2020	EUR	335		372	1	0
	02/2020		$1,484	BRL	6,042	0	(74)
	02/2020		462	PEN	1,542	0	(7)
	03/2020		1,432	BRL	6,042	0	(23)
	04/2020	PEN	1,542		$461	7	0

FBF	03/2020		$924	BRL	3,897	0	(16)

GLM	02/2020		2,936	RUB	188,222	3	0

HUS	02/2020	EUR	583		$643	0	(4)

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	69

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2020		$127	INR	9,050	$0	$(1)
	03/2020		16		1,166	0	0

JPM	02/2020	GBP	28,209		$36,930	0	(320)

MYI	03/2020		$1,692	RUB	109,963	20	0

RBC	03/2020		827	IDR	11,344,083	1	0

RYL	02/2020		255	EUR	228	0	(2)
	05/2020		2,735	MXN	53,659	67	0

SCX	03/2020		49	IDR	670,382	0	0
	03/2020		102	INR	7,276	0	0

UAG	02/2020		36,685	GBP	28,209	565	0
	03/2020	GBP	28,209		$36,715	0	(562)

Total Forward Foreign Currency Contracts						$998	$(1,159)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.357%	$500	$(98)	$91	$0	$(7)

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.357	700	(139)	128	0	(11)

HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.357	800	(166)	154	0	(12)

Total Swap Agreements							$(403)	$373	$0	$(30)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of January 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities				Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter
BOA	$122	$0	$0	$122	$(145)	$0	$0	$(145)	$(23)	$0	$(23)
BPS	0	0	0	0	(5)	0	(7)	(12)	(12)	21	9
BRC	189	0	0	189	0	0	0	0	189	(280)	(91)
CBK	31	0	0	31	(104)	0	0	(104)	(73)	0	(73)
FBF	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)
GLM	3	0	0	3	0	0	0	0	3	0	3
GST	0	0	0	0	0	0	(11)	(11)	(11)	68	57
HUS	0	0	0	0	(5)	0	(12)	(17)	(17)	16	(1)
JPM	0	0	0	0	(320)	0	0	(320)	(320)	0	(320)
MYI	20	0	0	20	0	0	0	0	20	0	20
RBC	1	0	0	1	0	0	0	0	1	0	1
RYL	67	0	0	67	(2)	0	0	(2)	65	0	65
UAG	565	0	0	565	(562)	0	0	(562)	3	0	3

Total Over the Counter	$998	$0	$0	$998	$(1,159)	$0	$(30)	$(1,189)

(o)

Securities with an aggregate market value of $105 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of January 31, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of January 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$35	$0	$0	$1,365	$1,400

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$998	$0	$998

	$0	$35	$0	$998	$1,365	$2,398

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$1,083	$1,085

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,159	$0	$1,159
Swap Agreements	0	30	0	0	0	30

	$0	$30	$0	$1,159	$0	$1,189

	$0	$32	$0	$1,159	$1,083	$2,274

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended January 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$146	$0	$0	$(27,702)	$(27,556)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$962	$0	$962
Swap Agreements	0	13	0	0	0	13

	$0	$13	$0	$962	$0	$975

	$0	$159	$0	$962	$(27,702)	$(26,581)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(555)	$0	$0	$27,320	$26,765

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,393)	$0	$(2,393)
Swap Agreements	0	37	0	0	0	37

	$0	$37	$0	$(2,393)	$0	$(2,356)

	$0	$(518)	$0	$(2,393)	$27,320	$24,409

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	71

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$56	$42,579	$8,029	$50,664
Corporate Bonds & Notes
Banking & Finance	0	77,708	0	77,708
Industrials	0	74,035	218	74,253
Utilities	0	33,254	0	33,254
Convertible Bonds & Notes
Industrials	0	2,496	0	2,496
Utilities	0	3	0	3
Municipal Bonds & Notes
California	0	622	0	622
Illinois	0	8,252	0	8,252
Virginia	0	389	0	389
West Virginia	0	7,135	0	7,135
U.S. Government Agencies	0	9,352	2,434	11,786
Non-Agency Mortgage-Backed Securities	0	30,206	0	30,206
Asset-Backed Securities	0	54,090	6,936	61,026
Sovereign Issues	0	17,096	0	17,096
Common Stocks
Communication Services	973	3	0	976
Consumer Discretionary	3,108	0	0	3,108
Energy	2	0	0	2
Industrials	0	0	318	318
Warrants
Communication Services	0	1,694	0	1,694
Industrials	0	0	872	872
Preferred Securities
Banking & Finance	0	5,035	0	5,035
Industrials	0	126	11,105	11,231

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2020
Real Estate Investment Trusts
Real Estate	$5,423	$0	$0	$5,423
Short-Term Instruments
Repurchase Agreements	0	14,146	0	14,146
Argentina Treasury Bills	0	368	0	368
U.S. Treasury Bills	0	575	0	575

Total Investments	$9,562	$379,164	$29,912	$418,638

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,400	0	1,400
Over the counter	0	998	0	998

	$0	$2,398	$0	$2,398

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,085)	0	(1,085)
Over the counter	0	(1,189)	0	(1,189)

	$0	$(2,274)	$0	$(2,274)

Total Financial Derivative Instruments	$0	$124	$0	$124

Totals	$9,562	$379,288	$29,912	$418,762

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2020:

Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,908	$6,214	$(126)	$(57)	$(1)	$51	$40	$0	$8,029	$51
Corporate Bonds & Notes
Industrials	0	272	0	2	0	(56)	0	0	218	(56)
U.S. Government Agencies	2,433	0	(24)	70	8	(53)	0	0	2,434	(54)
Asset-Backed Securities	8,729	1,035	(1,818)	0	160	(1,170)	0	0	6,936	(1,283)
Common Stocks
Industrials	369	0	0	0	0	(51)	0	0	318	(51)
Warrants
Industrials	731	0	0	0	0	141	0	0	872	141
Preferred Securities
Industrials	10,669	619	0	0	0	(183)	0	0	11,105	(183)

Totals	$24,839	$8,140	$(1,968)	$15	$167	$(1,321)	$40	$0	$29,912	$(1,435)

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 01/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$4,600	Market Based Approach	Recovery Value	100.000	—
	3,429	Third Party Vendor	Broker Quote	75.500-102.000	90.019
Corporate Bonds & Notes
Industrials	218	Other Valuation Techniques(2)	—	—	—
U.S. Government Agencies	2,434	Proxy Pricing	Base Price	60.540	—
Asset-Backed Securities	6,936	Proxy Pricing	Base Price	4,747.000-100,937.971	46,570.691
Common Stocks
Industrials	318	Other Valuation Techniques(2)	—	—	—
Warrants
Industrials	872	Other Valuation Techniques(2)	—	—	—

Preferred Securities
Industrials	11,105	Fundamental Valuation	Company Equity Value	$948,002,602.394	—

Total	$29,912

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	73

Schedule of Investments PIMCO Income Strategy Fund II

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 14.1%

Advanz Pharma Corp.
7.447% (LIBOR03M + 5.500%) due 09/06/2024 ~		$4,710	$4,475

Al Convoy (Luxembourg) S.a.r.l.
TBD% due 01/29/2027		78	78

Alphabet Holding Co., Inc.
5.145% (LIBOR03M + 3.500%) due 09/26/2024 ~		98	94

Altice France S.A.
5.676% (LIBOR03M + 4.000%) due 08/14/2026 ~		296	297

CenturyLink, Inc.
TBD% due 03/15/2027		271	271

CityCenter Holdings LLC
3.895% (LIBOR03M + 2.250%) due 04/18/2024 ~		247	248

Clay Holdco BV
TBD% due 11/30/2025	EUR	3,020	3,336

Diamond Resorts Corp.
5.395% (LIBOR03M + 3.750%) due 09/02/2023 ~		$378	373

Dubai World (3.000% Cash and 1.750% PIK)
4.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)		5,451	5,097

Emerald TopCo, Inc.
5.145% (LIBOR03M + 3.500%) due 07/24/2026 ~		114	114

Envision Healthcare Corp.
5.395% (LIBOR03M + 3.750%) due 10/10/2025 ~		16,168	13,679

Financial & Risk U.S. Holdings, Inc.
4.895% (LIBOR03M + 3.250%) due 10/01/2025 ~		693	702

Forbes Energy Services LLC (6.909% Cash and 11.000% PIK)
17.909% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)		341	341

Froneri Ltd.
TBD% due 01/31/2027		122	123
TBD% due 01/28/2028 «		8	8

Frontier Communications Corp.
5.400% (LIBOR03M + 3.750%) due 06/15/2024 ~		586	592

iHeartCommunications, Inc.
5.781% (LIBOR03M + 4.000%) due 05/01/2026 ~		3,654	3,669

IRB Holding Corp.
4.384% (LIBOR03M + 2.750%) due 02/05/2025 ~		947	950

Jefferies Finance LLC
5.063% (LIBOR03M + 3.250%) due 06/03/2026 ~		23	23

McDermott Technology Americas, Inc.
TBD% due 10/21/2021 ^µ(e)		2,575	2,695
TBD% due 05/09/2025 ^(e)		4,611	2,939

Messer Industrie GmbH
4.445% (LIBOR03M + 2.500%) due 03/01/2026 ~		71	71

MH Sub LLC
5.395% (LIBOR03M + 3.750%) due 09/13/2024 ~		117	117

Nascar Holdings, Inc.
4.408% (LIBOR03M + 2.750%) due 10/19/2026 ~		73	73

NCI Building Systems, Inc.
5.434% (LIBOR03M + 3.750%) due 04/12/2025 ~		39	39

Neiman Marcus Group Ltd. LLC
7.734% (LIBOR03M + 6.000%) due 10/25/2023 ~		10,975	9,329

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Neiman Marcus Group Ltd. LLC (7.234 - 7.277% Cash and 1.000% PIK)
8.234% - 8.277% (LIBOR03M + 5.500%) due 10/25/2023 ~(d)		$8,510	$7,201

Ortho-Clinical Diagnostics S.A.
5.013% (LIBOR03M + 3.250%) due 06/30/2025 ~		618	612

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^(e)		100	105

Parexel International Corp.
4.395% (LIBOR03M + 2.750%) due 09/27/2024 ~		88	87

PetSmart, Inc.
5.670% (LIBOR03M + 4.000%) due 03/11/2022 ~		140	140

Playtika Holding Corp.
7.645% (LIBOR03M + 6.000%) due 12/10/2024 ~		4,014	4,058

Pug LLC
TBD% due 01/15/2027		36	36

Reynolds Consumer Products, Inc.
TBD% due 01/29/2027		100	101

Sequa Mezzanine Holdings LLC
10.770% (LIBOR03M + 9.000%) due 04/28/2022 «~		90	91

Sotera Health Holdings LLC
6.145% (LIBOR03M + 4.500%) due 12/11/2026 ~		146	147

Starfruit Finco BV
4.699% (LIBOR03M + 3.000%) due 10/01/2025 ~		183	183

Summer (BC) Holdco B SARL
TBD% due 10/15/2026 «		2,656	2,586
TBD% due 12/04/2026 «		664	647

Sunshine Luxembourg SARL
6.195% (LIBOR03M + 4.250%) due 10/01/2026 ~		208	209

Syniverse Holdings, Inc.
6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~		8,859	8,113

U.S. Renal Care, Inc.
6.645% (LIBOR03M + 5.000%) due 06/26/2026 ~		454	451

Univision Communications, Inc.
4.395% (LIBOR03M + 2.750%) due 03/15/2024 ~		4,279	4,236

West Corp.
5.645% (LIBOR03M + 4.000%) due 10/10/2024 ~		41	35

Westmoreland Mining Holdings LLC
10.150% (LIBOR03M + 8.250%) due 03/15/2022 «~		1,185	1,197

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(d)		3,478	2,626

Windstream Services LLC
9.000% (PRIME + 4.250%) due 02/17/2024 ~		5,700	5,436
9.750% (PRIME + 5.000%) due 03/29/2021 ~		8,020	7,864

Total Loan Participations and Assignments (Cost $100,780)			95,894

CORPORATE BONDS & NOTES 54.1%

BANKING & FINANCE 22.6%

Ally Financial, Inc.
8.000% due 11/01/2031		1,445	2,037

Ambac LSNI LLC
6.945% due 02/12/2023 •		500	509

Ardonagh Midco PLC
8.375% due 07/15/2023 (l)	GBP	3,380	4,554
8.375% due 07/15/2023		8,648	11,652
8.625% due 07/15/2023		$600	617

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$200	$206

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	800	241

Bank of Ireland
7.375% due 06/18/2020 •(i)	EUR	200	227

Barclays Bank PLC
7.625% due 11/21/2022		$4,400	4,964

Barclays PLC
3.250% due 01/17/2033	GBP	200	285
7.125% due 06/15/2025 •(i)		1,200	1,821
7.750% due 09/15/2023 •(i)		$1,000	1,096
7.875% due 09/15/2022 •(i)	GBP	415	610
8.000% due 06/15/2024 •(i)		$400	452

BGC Partners, Inc.
3.750% due 10/01/2024		1,200	1,228

Brookfield Finance, Inc.
3.900% due 01/25/2028		12	13
4.700% due 09/20/2047		142	173

Cantor Fitzgerald LP
4.875% due 05/01/2024		31	34
6.500% due 06/17/2022 (l)		8,500	9,285

CBL & Associates LP
5.950% due 12/15/2026		2,716	1,365

Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(l)		300	342

Credit Suisse Group AG
7.500% due 07/17/2023 •(i)		200	221
7.500% due 12/11/2023 •(i)		7,243	8,229

Deutsche Bank AG
3.961% due 11/26/2025 •		1,200	1,255

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	1,873	2,049

Equitable Holdings, Inc.
5.000% due 04/20/2048		$9	10

ESH Hospitality, Inc.
4.625% due 10/01/2027		58	58

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		3,500	3,651

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		400	404

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		377	401
6.750% due 03/15/2022		482	497

GSPA Monetization Trust
6.422% due 10/09/2029		3,314	3,879

HSBC Bank PLC
6.330% due 05/23/2023		5,900	6,239

HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(l)	GBP	200	296
6.000% due 09/29/2023 •(i)(l)	EUR	2,470	3,171
6.500% due 03/23/2028 •(i)		$500	557

Hunt Cos., Inc.
6.250% due 02/15/2026		26	25

ING Groep NV
5.750% due 11/16/2026 •(i)		400	429

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		68	70

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		62	62

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)		5,999	6,866
7.625% due 06/27/2023 •(i)	GBP	2,300	3,421
7.875% due 06/27/2029 •(i)		6,518	11,066

LoanCore Capital Markets LLC
6.875% due 06/01/2020		$200	200

Nationstar Mortgage LLC
6.500% due 07/01/2021		484	485

Navient Corp.
5.625% due 08/01/2033		48	44

Newmark Group, Inc.
6.125% due 11/15/2023		62	68

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		$1,212	$1,251

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(l)		3,080	3,156
8.000% due 08/10/2025 •(i)(l)		5,990	7,000
8.625% due 08/15/2021 •(i)		2,700	2,921

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)	GBP	2,025	2,984
7.375% due 06/24/2022 •(i)		4,100	5,951

SBA Communications Corp.
3.875% due 02/15/2027 (c)		$176	179

Societe Generale S.A.
6.750% due 04/06/2028 •(i)		200	225
7.375% due 10/04/2023 •(i)		600	662

Springleaf Finance Corp.
5.375% due 11/15/2029		19	20
5.625% due 03/15/2023		1,172	1,257
6.125% due 03/15/2024		134	146
6.875% due 03/15/2025		104	118

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	4,281	7,453
6.052% due 10/13/2039		2,320	4,128

TP ICAP PLC
5.250% due 01/26/2024 (l)		2,980	4,370

UniCredit SpA
7.830% due 12/04/2023		$4,160	4,911

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	2,941	4,469

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (l)		$6,929	7,105

			153,670

INDUSTRIALS 22.2%

Albertsons Cos., Inc.
3.500% due 02/15/2023 (c)		54	55
4.625% due 01/15/2027		54	55
4.875% due 02/15/2030 (c)		62	64

Altice Financing S.A.
2.250% due 01/15/2025	EUR	100	109
7.500% due 05/15/2026		$2,600	2,783

Altice France S.A.
7.375% due 05/01/2026 (l)		3,712	3,956

Associated Materials LLC
9.000% due 01/01/2024		788	690

Avon International Capital PLC
6.500% due 08/15/2022		26	27

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		34	34

Baffinland Iron Mines Corp.
8.750% due 07/15/2026		1,300	1,353

Bausch Health Cos., Inc.
5.000% due 01/30/2028		92	93
5.250% due 01/30/2030		92	94

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		75	78

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)		150	106

Bombardier, Inc.
6.000% due 10/15/2022		32	31
6.125% due 01/15/2023		830	821
7.500% due 03/15/2025		777	748
7.875% due 04/15/2027		2,803	2,663

Camelot Finance S.A.
4.500% due 11/01/2026		9	9

CCO Holdings LLC
4.750% due 03/01/2030		176	181

Centene Corp.
4.250% due 12/15/2027		61	64
4.625% due 12/15/2029		124	134
4.750% due 01/15/2025		178	184

Charter Communications Operating LLC
4.800% due 03/01/2050		218	236

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		$1,890	$2,062

Community Health Systems, Inc.
5.125% due 08/01/2021 (l)		2,259	2,266
6.250% due 03/31/2023 (l)		7,950	8,129
6.625% due 02/15/2025 (c)		1,624	1,645
8.000% due 03/15/2026		494	516
8.625% due 01/15/2024		846	901

Connect Finco SARL
6.750% due 10/01/2026		62	66

Corning, Inc.
5.450% due 11/15/2079		77	89

Dealer Tire LLC
8.000% due 02/01/2028 (c)		32	32

Dell International LLC
6.020% due 06/15/2026 (l)		2,534	2,962

Diamond Resorts International, Inc.
7.750% due 09/01/2023		764	788
10.750% due 09/01/2024 (l)		2,500	2,607

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)		1,670	1,694

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (d)		17	17

Eldorado Resorts, Inc.
6.000% due 09/15/2026 (l)		2,200	2,416

Energy Transfer Operating LP
2.900% due 05/15/2025		39	39
3.750% due 05/15/2030		86	88
5.000% due 05/15/2050		78	80

Envision Healthcare Corp.
8.750% due 10/15/2026		2,356	1,427

Exela Intermediate LLC
10.000% due 07/15/2023		120	47

Fair Isaac Corp.
4.000% due 06/15/2028		10	10

Ferroglobe PLC
9.375% due 03/01/2022		1,700	1,280

First Quantum Minerals Ltd.
6.500% due 03/01/2024		1,452	1,402
6.875% due 03/01/2026 (l)		1,000	962
7.000% due 02/15/2021		160	160

Flex Ltd.
4.875% due 06/15/2029		83	93

Ford Motor Co.
7.700% due 05/15/2097 (l)		9,770	11,691

Fresh Market, Inc.
9.750% due 05/01/2023		7,590	3,757

Frontier Finance PLC
8.000% due 03/23/2022	GBP	4,600	6,260

Full House Resorts, Inc.
8.575% due 01/31/2024		$292	287
9.738% due 02/02/2024		25	25

Garda World Security Corp.
4.625% due 02/15/2027		93	92

General Electric Co.
0.375% due 05/17/2022	EUR	200	223
5.875% due 01/14/2038		$22	28
6.150% due 08/07/2037		6	8
6.875% due 01/10/2039		9	13

HCA, Inc.
7.500% due 11/15/2095		1,200	1,480

iHeartCommunications, Inc.
6.375% due 05/01/2026		1,177	1,273
8.375% due 05/01/2027		1,455	1,584

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	300	342

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		200	230

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$468	499

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		345	377

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		$52	$28

Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		11	11
8.500% due 10/15/2024		217	184
9.750% due 07/15/2025		524	453

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(l)		6,892	4,480
8.125% due 06/01/2023 (l)		7,535	3,127

Kinder Morgan, Inc.
7.800% due 08/01/2031 (l)		3,500	4,848

Lamar Media Corp.
3.750% due 02/15/2028 (c)		60	61
4.000% due 02/15/2030 (c)		26	26

Laredo Petroleum, Inc.
9.500% due 01/15/2025		22	20
10.125% due 01/15/2028		39	35

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (l)		50	18

Mattel, Inc.
5.875% due 12/15/2027		20	21

MEG Energy Corp.
7.125% due 02/01/2027		78	77

Micron Technology, Inc.
5.327% due 02/06/2029		156	183

NCL Corp. Ltd.
3.625% due 12/15/2024		76	76

Netflix, Inc.
3.625% due 06/15/2030	EUR	200	231
3.875% due 11/15/2029		634	743
4.625% due 05/15/2029		200	248
4.875% due 06/15/2030		$100	104
5.375% due 11/15/2029		62	68

New Albertson’s LP
6.570% due 02/23/2028		6,800	6,683

Noble Holding International Ltd.
7.875% due 02/01/2026		262	188

Odebrecht Oil & Gas Finance Ltd.
0.000% due 03/02/2020 (h)(i)		1,101	11

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		455	454
7.250% due 02/01/2028		534	545

Pacific Drilling SA
8.375% due 10/01/2023		362	305

Pan American Energy LLC
40.063% (BADLARPP) due 11/20/2020 «~	ARS	42,700	488

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$110	112

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	7,276	7,824
4.750% due 02/26/2029		700	831
4.875% due 02/21/2028		1,118	1,341
5.350% due 02/12/2028		$690	702
5.950% due 01/28/2031		194	196
6.490% due 01/23/2027		80	87
6.500% due 03/13/2027 (l)		2,894	3,146
6.750% due 09/21/2047		50	51
6.840% due 01/23/2030		230	250
6.950% due 01/28/2060		320	325
7.690% due 01/23/2050		120	132

PetSmart, Inc.
5.875% due 06/01/2025		94	97

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	400	453

Prime Security Services Borrower LLC
6.250% due 01/15/2028		$102	101
9.250% due 05/15/2023		465	488

PTC, Inc.
3.625% due 02/15/2025 (c)		31	31
4.000% due 02/15/2028 (c)		16	16

QVC, Inc.
5.950% due 03/15/2043		3,245	3,300

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	75

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Radiate Holdco LLC
6.875% due 02/15/2023		$3	$3

Radiology Partners, Inc.
9.250% due 02/01/2028		62	65

Range Resources Corp.
9.250% due 02/01/2026		46	41

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	200	241

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,300	2,424

Sands China Ltd.
4.600% due 08/08/2023 (l)		$200	212
5.125% due 08/08/2025 (l)		200	222
5.400% due 08/08/2028 (l)		2,181	2,484

Sealed Air Corp.
4.000% due 12/01/2027		10	10

Sensata Technologies, Inc.
4.375% due 02/15/2030		30	30

Silgan Holdings, Inc.
4.125% due 02/01/2028		2	2

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		1,909	1,991

Spirit Issuer PLC
3.492% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	1,000	1,309

Staples, Inc.
7.500% due 04/15/2026		$13	13

Station Casinos LLC
4.500% due 02/15/2028 (c)		62	62

TEGNA, Inc.
4.625% due 03/15/2028		188	189

Telesat Canada
4.875% due 06/01/2027		34	35

Tenet Healthcare Corp.
4.625% due 09/01/2024		13	13

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		1,913	1,895

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		1,369	1,317

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	1,778	1,967
2.200% due 07/21/2021		$612	604
3.250% due 04/15/2022 (l)	EUR	300	336
6.000% due 01/31/2025		100	119

Topaz Solar Farms LLC
4.875% due 09/30/2039		$1,703	1,826
5.750% due 09/30/2039 (l)		9,238	10,610

TransDigm, Inc.
5.500% due 11/15/2027		116	117

Transocean Pontus Ltd.
6.125% due 08/01/2025		135	140

Transocean, Inc.
7.250% due 11/01/2025		74	70
7.500% due 01/15/2026		69	65
8.000% due 02/01/2027		134	125

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		19	19

Triumph Group, Inc.
5.250% due 06/01/2022		25	25
6.250% due 09/15/2024		70	73

Unigel Luxembourg S.A.
8.750% due 10/01/2026		400	415

United Group BV
3.125% due 02/15/2026 (c)	EUR	242	267
3.250% due 02/15/2026 •(c)		100	112
3.625% due 02/15/2028 (c)		300	331
4.375% due 07/01/2022		100	113
4.875% due 07/01/2024		100	115

Univision Communications, Inc.
5.125% due 02/15/2025		$711	711

Valaris PLC
5.750% due 10/01/2044		309	129
7.750% due 02/01/2026		18	9

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vale Overseas Ltd.
6.250% due 08/10/2026		$167	$198
6.875% due 11/21/2036		53	70
6.875% due 11/10/2039		41	55

Vale S.A.
3.750% due 01/10/2023	EUR	100	121

ViaSat, Inc.
5.625% due 09/15/2025		$83	85
5.625% due 04/15/2027		12	13

Western Midstream Operating LP
2.698% (US0003M + 0.850%) due 01/13/2023 ~		46	46
3.100% due 02/01/2025		32	32
4.050% due 02/01/2030		32	32
5.250% due 02/01/2050		32	31

WPX Energy, Inc.
4.500% due 01/15/2030		70	71

Wyndham Destinations, Inc.
3.900% due 03/01/2023		74	75
4.625% due 03/01/2030		47	48
5.400% due 04/01/2024		10	11
5.750% due 04/01/2027		740	810

Wynn Macau Ltd.
5.125% due 12/15/2029		200	199

YPF S.A.
52.818% (BADLARPP + 6.000%) due 03/04/2021 «~(a)	ARS	7,850	93

			150,560

UTILITIES 9.3%

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025 (c)		$200	201
4.625% due 02/04/2030 (c)		200	203

CenturyLink, Inc.
4.000% due 02/15/2027		62	62

DTEK Finance PLC (10.750% Cash and 0.000% PIK)
10.750% due 12/31/2024 (d)		1,252	1,302

Edison International
2.400% due 09/15/2022		62	62
2.950% due 03/15/2023		5	5
3.125% due 11/15/2022		70	72
3.550% due 11/15/2024		77	81
5.750% due 06/15/2027		65	75

Frontier Communications Corp.
8.000% due 04/01/2027		106	111

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (l)		9,600	10,728

Northwestern Bell Telephone
7.750% due 05/01/2030		12,625	13,666

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		63	63

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		224	131

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		1,580	1,572

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		7,013	1,753

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		310	329
3.250% due 09/15/2021 ^(e)		96	102
3.250% due 06/15/2023 ^(e)		1,593	1,657
3.300% due 03/15/2027 ^(e)		1,741	1,819
3.400% due 08/15/2024 ^(e)		394	418
3.500% due 06/15/2025 ^(e)		381	402
3.750% due 02/15/2024 ^(e)		174	186
3.750% due 08/15/2042 ^(e)		22	22
3.850% due 11/15/2023 ^(e)		392	421
4.000% due 12/01/2046 ^(e)		8	8
4.250% due 05/15/2021 ^(e)(l)		2,483	2,639
4.300% due 03/15/2045 ^(e)		27	29
4.500% due 12/15/2041 ^(e)		22	24
4.600% due 06/15/2043 ^(e)		18	20

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.650% due 08/01/2028 ^(e)		$1,055	$1,227
4.750% due 02/15/2044 ^(e)		779	886
5.125% due 11/15/2043 ^(e)		875	998
5.400% due 01/15/2040 ^(e)		18	21
5.800% due 03/01/2037 ^(e)		4,220	4,864
6.050% due 03/01/2034 ^(e)		2,052	2,364
6.250% due 03/01/2039 ^(e)		631	726
6.350% due 02/15/2038 ^(e)		825	956

Petrobras Global Finance BV
5.093% due 01/15/2030		4,895	5,378
6.625% due 01/16/2034	GBP	100	161

RCS & RDS S.A.
2.500% due 02/05/2025 (c)	EUR	200	223

Rio Oil Finance Trust
8.200% due 04/06/2028		$250	293
9.250% due 07/06/2024		2,063	2,316
9.750% due 01/06/2027		514	609

Southern California Edison Co.
2.850% due 08/01/2029		16	17
3.650% due 03/01/2028		5	5
3.650% due 02/01/2050		31	33
5.750% due 04/01/2035		10	13
6.000% due 01/15/2034		2	3
6.650% due 04/01/2029		40	50

Southern California Gas Co.
2.550% due 02/01/2030		78	80

Sprint Corp.
7.125% due 06/15/2024		430	445
7.250% due 02/01/2028 (c)		319	316
7.625% due 02/15/2025		494	516
7.625% due 03/01/2026		2,122	2,219

Talen Energy Supply LLC
6.625% due 01/15/2028		30	30

Transocean Poseidon Ltd.
6.875% due 02/01/2027		114	119

Transocean Sentry Ltd.
5.375% due 05/15/2023		100	101

			63,132

Total Corporate Bonds & Notes (Cost $348,348)			367,362

CONVERTIBLE BONDS & NOTES 0.8%

INDUSTRIALS 0.8%

Caesars Entertainment Corp.
5.000% due 10/01/2024		1,066	2,061

DISH Network Corp.
3.375% due 08/15/2026		3,400	3,309

			5,370

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024		10	7

Total Convertible Bonds & Notes (Cost $5,397)			5,377

MUNICIPAL BONDS & NOTES 5.2%

CALIFORNIA 0.6%

Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030		1,200	1,245

San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009
8.406% due 08/01/2039		1,650	2,726

			3,971

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		56	64

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	$35	$43
7.350% due 07/01/2035	20	25

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	280	316

		448

OHIO 2.2%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	11,000	15,449

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	810	819

WEST VIRGINIA 2.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	45,700	2,120
7.467% due 06/01/2047	11,810	12,712

		14,832

Total Municipal Bonds & Notes (Cost $26,796)		35,519

U.S. GOVERNMENT AGENCIES 3.1%

Fannie Mae
3.500% due 02/25/2042 (a)	675	70
4.500% due 11/25/2042 (a)	1,816	272
4.589% due 01/25/2040 •(a)	269	48

Freddie Mac
0.000% due 02/25/2046 (b)(h)	6,583	6,153
0.100% due 02/25/2046 (a)	78,986	45
0.289% due 11/25/2055 ~(a)	35,041	2,947
2.550% due 11/25/2055 «~	8,498	5,158
3.000% due 02/15/2033 (a)	1,541	147
3.500% due 12/15/2032 (a)	2,660	293
7.251% due 09/15/2035 •	776	1,007
9.211% due 12/25/2027 •	2,879	3,458
12.411% due 03/25/2025 •	720	942

Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	557	65
4.000% due 10/16/2042 - 10/20/2042 (a)	327	48

Total U.S. Government Agencies (Cost $19,781)		20,653

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.6%

Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	83	83

Banc of America Funding Corp.
6.000% due 01/25/2037	5,026	4,884

Banc of America Funding Trust
4.183% due 01/20/2047 ^~	783	768

BCAP LLC Trust
0.000% due 06/26/2036 ~	121	62
3.690% due 08/28/2037 ~	5,853	5,818
3.762% due 08/26/2037 ~	13,293	10,602
3.943% due 07/26/2037 ~	7,831	8,014
4.657% due 09/26/2036 ~	4,950	4,644
4.850% due 03/26/2037 þ	743	907
5.750% due 12/26/2035 ~	3,147	2,885
6.250% due 11/26/2036	3,653	3,192
9.057% due 05/26/2037 ~	1,070	466

Bear Stearns ALT-A Trust
2.161% due 01/25/2036 ^•	984	1,150
3.801% due 11/25/2036 ^~	379	317
3.826% due 09/25/2047 ^~	5,339	4,311
4.089% due 11/25/2035 ~	5,680	4,900
4.229% due 09/25/2035 ^~	473	391

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CD Mortgage Trust
5.688% due 10/15/2048	$1,542	$933

Chase Mortgage Finance Trust
3.794% due 12/25/2035 ^~	6	6
5.500% due 05/25/2036 ^	11	10

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	76	79
6.000% due 09/25/2037	878	910

Commercial Mortgage Loan Trust
6.254% due 12/10/2049 ~	1,867	1,240

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	2,126	1,776
6.000% due 08/25/2037 ^~	995	775

Countrywide Alternative Loan Trust
4.538% due 04/25/2036 ^~	911	844
5.500% due 03/25/2035	274	197
5.500% due 01/25/2036	496	440
5.750% due 01/25/2035	247	255
5.750% due 02/25/2035	321	318
5.750% due 12/25/2036 ^	739	494
6.000% due 02/25/2035	357	355
6.000% due 04/25/2036	465	329
6.000% due 04/25/2037 ^	1,598	1,110
6.250% due 11/25/2036 ^	676	621
6.250% due 12/25/2036 ^•	538	382
6.500% due 08/25/2036 ^	455	273

Countrywide Home Loan Mortgage Pass-Through Trust
2.241% due 03/25/2035 ^•	3,935	3,463
6.000% due 07/25/2037	1,477	1,065
6.250% due 09/25/2036 ^	520	387

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035 ^	387	317

Credit Suisse Mortgage Capital Certificates
4.125% due 10/26/2036 ~	7,024	5,476

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^	145	112

First Horizon Mortgage Pass-Through Trust
4.500% due 11/25/2035 ^~	187	171
4.594% due 05/25/2037 ^~	228	171

GS Mortgage Securities Trust
5.622% due 11/10/2039	684	536

IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^	3,509	1,999

JPMorgan Alternative Loan Trust
3.667% due 03/25/2037 ^~	839	834
3.903% due 03/25/2036 ^~	1,578	1,442
4.890% due 05/25/2036 ^~	1,409	1,057

JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045	117	106

JPMorgan Mortgage Trust
3.640% due 02/25/2036 ^~	243	201
4.083% due 10/25/2035 ~	184	183
6.500% due 09/25/2035	86	84

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^	742	441
5.562% due 02/15/2040 ^~	314	187

Lehman Mortgage Trust
6.000% due 07/25/2037 ^	694	656
6.500% due 09/25/2037 ^	2,019	1,155

Lehman XS Trust
1.881% due 06/25/2047 •	1,624	1,498

MASTR Asset Securitization Trust
6.500% due 11/25/2037 ^	460	285

Merrill Lynch Mortgage Investors Trust
4.081% due 03/25/2036 ^~	1,553	1,104

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ	11	8

Residential Accredit Loans, Inc. Trust
4.850% due 12/26/2034 ^~	828	573
6.000% due 08/25/2036 ^	275	270

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	1,006	696
6.000% due 07/25/2037 ^	1,424	860
6.250% due 09/25/2037 ^	2,609	1,590

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Funding Mortgage Securities, Inc. Trust
4.627% due 09/25/2035 ~		$609	$449
5.277% due 08/25/2036 ^~		721	702

Structured Adjustable Rate Mortgage Loan Trust
3.731% due 11/25/2036 ^~		1,825	1,754
3.856% due 01/25/2036 ^~		1,917	1,424

SunTrust Adjustable Rate Mortgage Loan Trust
4.049% due 02/25/2037 ^~		199	191

WaMu Mortgage Pass-Through Certificates Trust
3.688% due 10/25/2036 ^~		731	689
3.813% due 02/25/2037 ^~		483	467
3.921% due 05/25/2037 ^~		1,136	1,125
3.990% due 07/25/2037 ^~		827	792

Total Non-Agency Mortgage-Backed Securities (Cost $89,685)			99,261

ASSET-BACKED SECURITIES 15.1%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,359

Apidos CLO
0.000% due 07/22/2026 ~		$1,500	45
0.000% due 01/20/2031 ~		4,500	3,094

Argent Securities Trust
1.851% due 03/25/2036 •		3,638	2,268

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	2,230	2,021

Bear Stearns Asset-Backed Securities Trust
1.801% due 10/25/2036 ^•		$3,639	4,426
6.500% due 10/25/2036 ^		342	257

Belle Haven ABS CDO Ltd.
2.539% due 07/05/2046 •		180,259	252

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	1,168
0.000% due 10/22/2031 ~		1,500	650

Citigroup Mortgage Loan Trust
1.811% due 12/25/2036 •		14,488	7,800
1.821% due 12/25/2036 •		1,847	1,276

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,366	2,511

Countrywide Asset-Backed Certificates
1.801% due 12/25/2046 •		$11,790	10,898
1.801% due 06/25/2047 ^•		1,353	1,247
1.831% due 03/25/2037 •		1,188	1,124
1.861% due 06/25/2047 ^•		9,044	8,366

Countrywide Asset-Backed Certificates Trust
2.411% due 11/25/2035 •		4,008	4,033

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		8	872

Fremont Home Loan Trust
1.811% due 01/25/2037 •		13,777	7,915

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	343

Home Equity Mortgage Loan Asset-Backed Trust
1.821% due 07/25/2037 •		$2,935	1,989

HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (b)(h)		2,754	1,182

Lehman XS Trust
6.290% due 06/24/2046 þ		2,077	2,083

Long Beach Mortgage Loan Trust
1.961% due 01/25/2036 •		4,099	3,904

Marlette Funding Trust
0.000% due 09/17/2029 «(h)		7	2,631
0.000% due 03/15/2030 «(h)		6	2,144

Merrill Lynch Mortgage Investors Trust
1.821% due 04/25/2037 •		499	302

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		609	426

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		1	1,539

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		4	2,631

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	940
0.000% due 10/15/2048 «(h)		1	750

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	77

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Consumer Loan Program LLC
0.000% due 11/25/2026 «(h)		$46	$2,183

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		4,400	1,553
0.000% due 07/25/2040 «(h)		21	864
0.000% due 09/25/2040 (h)		1,758	851

South Coast Funding Ltd.
2.501% due 08/10/2038 •		11,991	2,014

Taberna Preferred Funding Ltd.
2.251% due 12/05/2036 •		4,953	4,364
2.271% due 08/05/2036 •		315	281
2.271% due 08/05/2036 ^•		6,225	5,548
2.370% due 07/05/2035 •		2,801	2,548

Total Asset-Backed Securities (Cost $110,654)			102,652

SOVEREIGN ISSUES 5.2%

Argentina Government International Bond
2.500% due 07/22/2021	ARS	16,167	139
3.375% due 01/15/2023	EUR	200	100
3.380% due 12/31/2038 þ		3,270	1,514
4.000% due 03/06/2020	ARS	108,160	1,120
5.250% due 01/15/2028	EUR	200	94
6.250% due 11/09/2047		100	46
7.820% due 12/31/2033		9,789	5,794
15.500% due 10/17/2026	ARS	61,630	249
38.154% (BADLARPP + 2.000%) due 04/03/2022 ~		63,722	485
42.524% (BADLARPP + 3.250%) due 03/01/2020 ~		1,200	13
42.781% (BADLARPP) due 10/04/2022 ~		58	1
53.323% (ARLLMONP) due 06/21/2020 ~(a)		121,111	1,002

Autonomous City of Buenos Aires Argentina
39.421% due 03/29/2024 •		199,019	2,077
39.745% (BADLARPP + 5.000%) due 01/23/2022 ~		93,360	1,037

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	1,500	1,790

Export-Credit Bank of Turkey
8.250% due 01/24/2024		$200	223

Peru Government International Bond
5.400% due 08/12/2034	PEN	12	4
5.940% due 02/12/2029		2,591	879
6.150% due 08/12/2032		391	134
6.350% due 08/12/2028		6,436	2,237
6.900% due 08/12/2037		93	34
6.950% due 08/12/2031		929	337
8.200% due 08/12/2026		4,536	1,717

Provincia de Buenos Aires
39.293% (BADLARPP + 3.750%) due 04/12/2025 ~	ARS	363,012	2,391

South Africa Government International Bond
4.850% due 09/30/2029		$1,200	1,214
5.750% due 09/30/2049		1,200	1,183

Turkey Government International Bond
3.250% due 06/14/2025	EUR	100	114
4.625% due 03/31/2025		1,700	2,071
5.200% due 02/16/2026		600	747

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.600% due 11/14/2024		$2,900	$3,060
7.625% due 04/26/2029		1,900	2,212

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	1,205	1,329

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$248	32
8.250% due 10/13/2024 ^(e)		28	4
9.250% due 09/15/2027 ^(e)		315	40

Total Sovereign Issues (Cost $54,200)			35,423

		SHARES
COMMON STOCKS 1.4%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (f)		549,096	1,499

iHeartMedia, Inc. (f)		412	7

iHeartMedia, Inc. ‘A’ (f)		30,657	542

			2,048

CONSUMER DISCRETIONARY 1.0%

Caesars Entertainment Corp. (f)		486,164	6,646

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(j)		21,825	3

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(f)(j)		53,248	665

Total Common Stocks (Cost $11,540)			9,362

WARRANTS 0.8%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.		199,662	3,530

INDUSTRIALS 0.3%

Sequa Corp. - Exp. 04/28/2024 «		819,000	1,813

Total Warrants (Cost $4,130)			5,343

PREFERRED SECURITIES 5.1%

BANKING & FINANCE 1.6%

AGFC Capital Trust
3.581% (US0003M + 1.750%) due 01/15/2067 ~		1,800,000	902

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)		1,600,000	1,779

Banco Santander S.A.
6.250% due 09/11/2021 •(i)		400,000	476

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)		70,000	74

		SHARES	MARKET VALUE (000S)

Nationwide Building Society
10.250% ~		35,500	$7,922

			11,153

INDUSTRIALS 3.5%

General Electric Co.
5.000% due 01/21/2021 •(i)		268,000	266

Sequa Corp. (12.000% PIK)
12.000% «(d)		19,661	23,114

			23,380

Total Preferred Securities (Cost $25,599)			34,533

REAL ESTATE INVESTMENT TRUSTS 1.7%

REAL ESTATE 1.7%

VICI Properties, Inc.		423,584	11,352

Total Real Estate Investment Trusts (Cost $5,525)			11,352

SHORT-TERM INSTRUMENTS 4.0%

REPURCHASE AGREEMENTS (k) 3.6%
			24,280

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.1%
38.342% due 04/03/2020 ~	ARS	6,160	71
38.686% due 06/22/2020 ~		11,000	128
44.111% due 04/28/2020 - 08/27/2020 (g)(h)		42,639	483

			682

U.S. TREASURY BILLS 0.3%
1.538% due 02/06/2020 - 03/26/2020 (g)(h)(n)(p)		$1,734	1,731

Total Short-Term Instruments (Cost $27,156)			26,693

Total Investments in Securities (Cost $829,591)			849,424

Total Investments 125.2% (Cost $829,591)			$849,424

Financial Derivative Instruments (m)(o) 0.0% (Cost or Premiums, net $3,465)			223

Auction Rate Preferred Shares (12.9)%			(87,425)

Other Assets and Liabilities, net (12.3)%			(83,509)

Net Assets Applicable to Common Shareholders 100.0%			$678,713

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 - 12/03/2014	$943	$3	0.00%
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	1,535	665	0.10

		$2,478	$668	0.10%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	01/31/2020	02/03/2020	$1,880	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(1,919)	$1,880	$1,880
JPS	1.640	01/31/2020	02/03/2020	2,000	U.S. Treasury Bonds 2.250% due 08/15/2046	(2,052)	2,000	2,000
MBC	1.640	01/31/2020	02/03/2020	10,200	U.S. Treasury Notes 1.875% due 01/31/2022	(10,538)	10,200	10,202
RDR	1.640	01/31/2020	02/03/2020	10,200	U.S. Treasury Notes 2.875% due 05/31/2025	(10,442)	10,200	10,201

Total Repurchase Agreements						$(24,951)	$24,280	$24,283

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	2.000%	11/01/2019	TBD	(3)	$	(2,385)	$(2,397)
BOS	1.970	01/09/2020	02/11/2020			(10,989)	(11,004)
BPS	0.950	01/16/2020	04/16/2020		GBP	(1,303)	(1,722)
	2.270	01/13/2020	02/14/2020		$	(1,816)	(1,818)
	2.300	01/06/2020	02/07/2020			(4,481)	(4,489)
	2.330	01/10/2020	02/11/2020			(310)	(310)
	2.370	01/06/2020	02/07/2020			(880)	(882)
BRC	(7.000)	01/22/2020	TBD	(3)		(20)	(20)
	1.000	01/31/2020	TBD	(3)		(2,957)	(2,957)
CEW	2.250	01/17/2020	02/20/2020			(3,729)	(3,733)
CIW	1.930	01/17/2020	02/18/2020			(2,797)	(2,800)
	2.000	01/08/2020	02/10/2020			(2,812)	(2,816)
JML	(0.300)	01/15/2020	04/15/2020		EUR	(2,468)	(2,737)
	(0.300)	01/22/2020	04/22/2020			(261)	(290)
	0.950	01/17/2020	04/17/2020		GBP	(192)	(253)
	0.950	01/28/2020	04/28/2020			(2,799)	(3,697)
	2.350	11/08/2019	02/06/2020		$	(8,961)	(9,012)
NOM	2.250	02/04/2020	03/03/2020			(8,793)	(8,793)
	2.300	01/03/2020	02/04/2020			(8,696)	(8,713)
	2.300	01/08/2020	02/10/2020			(193)	(193)
RDR	1.900	01/22/2020	TBD	(3)		(5,088)	(5,091)

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	79

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
RTA	2.297%	01/07/2020	04/06/2020		$	(7,267)	$(7,280)
	2.297	01/10/2020	04/06/2020			(3,227)	(3,232)
SBI	1.500	11/01/2019	TBD	(3)		(4,367)	(4,384)
	1.750	01/17/2020	TBD	(3)		(951)	(952)
UBS	2.350	01/07/2020	02/10/2020			(5,098)	(5,107)
	2.450	12/04/2019	03/03/2020			(2,716)	(2,727)

Total Reverse Repurchase Agreements							$(97,409)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of January 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(2,397)	$0	$(2,397)	$2,607	$210
BOS	0	(11,004)	0	(11,004)	11,591	587
BPS	0	(9,221)	0	(9,221)	11,013	1,792
BRC	0	(2,977)	0	(2,977)	3,145	168
CEW	0	(3,733)	0	(3,733)	4,140	407
CIW	0	(5,616)	0	(5,616)	5,880	264
FICC	1,880	0	0	1,880	(1,919)	(39)
JML	0	(15,989)	0	(15,989)	18,849	2,860
JPS	2,000	0	0	2,000	(2,052)	(52)
MBC	10,202	0	0	10,202	(10,538)	(336)
NOM	0	(17,699)	0	(17,699)	9,806	(7,893)
RDR	10,201	(5,091)	0	5,110	(5,089)	21
RTA	0	(10,512)	0	(10,512)	11,917	1,405
SBI	0	(5,336)	0	(5,336)	5,907	571
UBS	0	(7,834)	0	(7,834)	9,222	1,388

Total Borrowings and Other Financing Transactions	$24,283	$(97,409)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(50,877)	$(21,938)	$(15,801)	$(88,616)

Total Borrowings	$0	$(50,877)	$(21,938)	$(15,801)	$(88,616)

Payable for reverse repurchase agreements(5)					$(88,616)

(l)	Securities with an aggregate market value of $99,646 and cash of $465 have been pledged as collateral under the terms of the above master agreements as of January 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended January 31, 2020 was $(116,138) at a weighted average interest rate of 2.067%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(8,793) is outstanding at period end.

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	4.893%	$ 2,300	$(4)	$27	$23	$0	$(6)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	5.130	1,600	(7)	9	2	0	(3)
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	357.443	6,500	(215)	(2,897)	(3,112)	79	0

						$(226)	$(2,861)	$(3,087)	$79	$(9)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	06/19/2022	$	145,200	$(4,603)	$(1,146)	$(5,749)	$0	$(226)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		149,020	9,092	1,986	11,078	414	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		26,800	1,267	202	1,469	85	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		49,000	343	3,724	4,067	187	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		75,000	4,675	5,720	10,395	340	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		201,500	(6,573)	83,003	76,430	2,069	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		12,500	(50)	(1,684)	(1,734)	0	(118)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		25,800	(186)	(1,819)	(2,005)	0	(230)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		107,500	202	1,295	1,497	0	(894)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		21,100	(49)	(303)	(352)	0	(179)
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		74,000	(263)	1,274	1,011	0	(617)
Receive(5)	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		22,000	(85)	(958)	(1,043)	0	(193)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		6,000	(18)	(815)	(833)	0	(57)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	8,100	201	579	780	18	0
Receive(5)	6-Month EUR-EURIBOR	(0.150)	Annual	03/18/2030	EUR	13,100	240	(87)	153	0	(88)
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		2,100	(2)	(40)	(42)	0	(15)
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	25,900	269	(341)	(72)	0	(30)
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		900	22	3	25	0	(4)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		2,300	35	29	64	28	0

							$4,517	$90,622	$95,139	$3,141	$(2,651)

Total Swap Agreements							$4,291	$87,761	$92,052	$3,220	$(2,660)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$3,220	$3,220	$0	$0	$(2,660)	$(2,660)

(n)

Securities with an aggregate market value of $551 and cash of $11,731 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	81

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2020		$43,764	EUR	39,703	$268	$0
	02/2020		4,321	MXN	80,859	0	(46)
	03/2020	EUR	39,703		$43,840	0	(268)
	03/2020		$76	IDR	1,040,847	0	0

BPS	02/2020	PEN	3,320		$978	0	(2)
	02/2020		$1,469	IDR	20,088,795	0	(1)
	02/2020		2,848	INR	203,070	0	(8)

BRC	02/2020	EUR	38,223		$42,809	419	0
	03/2020		$32	IDR	432,524	0	0

CBK	02/2020	BRL	12,419		$2,947	47	0
	02/2020	EUR	663		737	2	0
	02/2020	GBP	731		956	0	(9)
	02/2020		$3,051	BRL	12,419	0	(151)
	02/2020		995	PEN	3,320	0	(15)
	03/2020		2,943	BRL	12,419	0	(48)
	04/2020	PEN	3,320		$992	15	0

FBF	03/2020		$1,911	BRL	8,059	0	(32)

GLM	02/2020		6,319	RUB	405,142	6	0

HUS	02/2020	EUR	1,286		$1,418	0	(8)
	02/2020	GBP	6,819		8,953	0	(51)
	02/2020		$264	INR	18,813	0	(1)
	03/2020		34		2,417	0	0
	05/2020		5,770	MXN	113,206	142	0

JPM	02/2020	GBP	50,416		$66,002	0	(572)

MYI	03/2020		$3,255	RUB	211,502	37	0

RBC	03/2020		1,716	IDR	23,538,629	1	0

RYL	02/2020		524	EUR	469	0	(4)

SCX	03/2020		101	IDR	1,388,766	0	0
	03/2020		211	INR	15,078	0	(1)

UAG	02/2020		75,383	GBP	57,966	1,162	0
	03/2020	GBP	57,966		$75,446	0	(1,156)

Total Forward Foreign Currency Contracts						$2,099	$(2,373)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.357%	$	1,000	$(195)	$180	$0	$(15)

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.357		1,400	(278)	256	0	(22)

HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.357		1,700	(353)	327	0	(26)

Total Swap Agreements								$(826)	$763	$0	$(63)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of January 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$268	$0	$0	$268	$(314)	$0	$0	$(314)	$(46)	$0	$(46)
BPS	0	0	0	0	(11)	0	(15)	(26)	(26)	45	19
BRC	419	0	0	419	0	0	0	0	419	(550)	(131)
CBK	64	0	0	64	(223)	0	0	(223)	(159)	0	(159)

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
DUB	$0	$0	$0	$0	$0	$0	$0	$0	$0	$(110)	$(110)
FBF	0	0	0	0	(32)	0	0	(32)	(32)	0	(32)
GLM	6	0	0	6	0	0	0	0	6	(260)	(254)
GST	0	0	0	0	0	0	(22)	(22)	(22)	92	70
HUS	142	0	0	142	(60)	0	(26)	(86)	56	(260)	(204)
JPM	0	0	0	0	(572)	0	0	(572)	(572)	(160)	(732)
MYI	37	0	0	37	0	0	0	0	37	24	61
RBC	1	0	0	1	0	0	0	0	1	0	1
RYL	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
UAG	1,162	0	0	1,162	(1,156)	0	0	(1,156)	6	0	6

Total Over the Counter	$2,099	$0	$0	$2,099	$(2,373)	$0	$(63)	$(2,436)

(p)

Securities with an aggregate market value of $161 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of January 31, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of January 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$79	$0	$0	$3,141	$3,220

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,099	$0	$2,099

	$0	$79	$0	$2,099	$3,141	$5,319

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$9	$0	$0	$2,651	$2,660

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,373	$0	$2,373
Swap Agreements	0	63	0	0	0	63

	$0	$63	$0	$2,373	$0	$2,436

	$0	$72	$0	$2,373	$2,651	$5,096

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	83

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended January 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$365	$0	$0	$(64,501)	$(64,136)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,326	$0	$2,326
Swap Agreements	0	44	0	0	0	44

	$0	$44	$0	$2,326	$0	$2,370

	$0	$409	$0	$2,326	$(64,501)	$(61,766)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(1,231)	$0	$0	$61,784	$60,553

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,824)	$0	$(4,824)
Swap Agreements	0	58	0	0	0	58

	$0	$58	$0	$(4,824)	$0	$(4,766)

	$0	$(1,173)	$0	$(4,824)	$61,784	$55,787

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$114	$88,625	$7,155	$95,894
Corporate Bonds & Notes
Banking & Finance	0	153,670	0	153,670
Industrials	0	149,979	581	150,560
Utilities	0	63,132	0	63,132
Convertible Bonds & Notes
Industrials	0	5,370	0	5,370
Utilities	0	7	0	7
Municipal Bonds & Notes
California	0	3,971	0	3,971
Illinois	0	448	0	448
Ohio	0	15,449	0	15,449
Virginia	0	819	0	819
West Virginia	0	14,832	0	14,832
U.S. Government Agencies	0	15,495	5,158	20,653
Non-Agency Mortgage-Backed Securities	0	99,261	0	99,261
Asset-Backed Securities	0	88,098	14,554	102,652
Sovereign Issues	0	35,423	0	35,423
Common Stocks
Communication Services	2,041	7	0	2,048
Consumer Discretionary	6,646	0	0	6,646
Energy	3	0	0	3
Industrials	0	0	665	665
Warrants
Communication Services	0	3,530	0	3,530
Industrials	0	0	1,813	1,813
Preferred Securities
Banking & Finance	0	11,153	0	11,153
Industrials	0	266	23,114	23,380

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2020
Real Estate Investment Trusts
Real Estate	$11,352	$0	$0	$11,352
Short-Term Instruments
Repurchase Agreements	0	24,280	0	24,280
Argentina Treasury Bills	0	682	0	682
U.S. Treasury Bills	0	1,731	0	1,731

Total Investments	$20,156	$776,228	$53,040	$849,424

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,220	0	3,220
Over the counter	0	2,099	0	2,099

	$0	$5,319	$0	$5,319

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,660)	0	(2,660)
Over the counter	0	(2,436)	0	(2,436)

	$0	$(5,096)	$0	$(5,096)

Total Financial Derivative Instruments	$0	$223	$0	$223

Totals	$20,156	$776,451	$53,040	$849,647

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2020 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2020:

Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$4,094	$3,351	$(363)	$(121)	$(2)	$105	$91	$0	$7,155	$107
Corporate Bonds & Notes
Industrials	0	741	0	6	0	(166)	0	0	581	(166)
U.S. Government Agencies	5,155	0	(51)	149	18	(113)	0	0	5,158	(115)
Asset-Backed Securities	17,416	2,144	(3,836)	13	337	(1,475)	0	(45)	14,554	(1,747)
Common Stocks
Industrials	772	0	0	0	0	(107)	0	0	665	(107)
Warrants
Industrials	1,519	0	0	0	0	294	0	0	1,813	294
Preferred Securities
Industrials	22,207	1,288	0	0	0	(381)	0	0	23,114	(381)

Totals	$51,163	$7,524	$(4,250)	$47	$353	$(1,843)	$91	$(45)	$53,040	$(2,115)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

				(% Unless Noted Otherwise)
Category and Subcategory	Ending Balance at 01/31/2020	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)	Weighted Average%
Investments in Securities, at Value
Loan Participations and Assignments	$7,155	Third Party Vendor	Broker Quote	75.500-102.000	89.999
Corporate Bonds & Notes
Industrials	581	Other Valuation Techniques(2)	—	—	—
U.S. Government Agencies	5,158	Proxy Pricing	Base Price	60.540	—
Asset-Backed Securities	14,554	Proxy Pricing	Base Price	4,031.800-100,937.971	44,762.851
Common Stocks
Industrials	665	Other Valuation Techniques(2)	—	—	—
Warrants
Industrials	1,813	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	23,114	Fundamental Valuation	Company Equity Value	$948,002,602.394	—

Total	$53,040

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2020	85

Notes to Financial Statements

1. ORGANIZATION

PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PIMCO Corporate & Income Opportunity Fund	September 13, 2002

PIMCO Corporate & Income Strategy Fund	October 17, 2001

PIMCO High Income Fund	February 18, 2003

PIMCO Income Strategy Fund	June 19, 2003

PIMCO Income Strategy Fund II	June 30, 2004

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The net asset value (“NAV”) presented may differ from the NAV reported for the same period in other Fund materials.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

86	PIMCO CLOSED-END FUNDS

January 31, 2020 (Unaudited)

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Corporate & Income Opportunity Fund	Monthly	Monthly

PIMCO Corporate & Income Strategy Fund	Monthly	Monthly

PIMCO High Income Fund	Monthly	Monthly

PIMCO Income Strategy Fund	Monthly	Monthly

PIMCO Income Strategy Fund II	Monthly	Monthly

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income, and may distribute its net capital gain.

A Fund may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. These strategies may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition.

Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements

SEMIANNUAL REPORT	JANUARY 31, 2020	87

Notes to Financial Statements (Cont.)

for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s, shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Funds’ Boards of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for

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reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

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Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Interest only (IO) weighted average life model begins amortization with the base price with the ending price being zero over the weighted average life of the IO on a straight-line basis. The base price may be a broker-dealer quote, transaction price, or an internal value as derived from the analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs used to set base price would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market based valuation estimates fair value by projecting the company’s market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s loan interests may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may acquire interests in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent

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Notes to Financial Statements (Cont.)

financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Acquisitions of loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by acquiring mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related instruments in which the Funds may acquire interests include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Acquisitions of loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When acquiring a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because acquiring unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants.

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These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal

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payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at January 31, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the

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holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions; please see Note 7, Principal Risks.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

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Notes to Financial Statements (Cont.)

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Corporate & Income Opportunity Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Corporate & Income Opportunity Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value,

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notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a

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Notes to Financial Statements (Cont.)

default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows

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are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund will cover its obligation under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Fund. With respect to forwards, futures contracts, options and swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted or physical settlement is not otherwise involved), a Fund (other than PIMCO Corporate & Income Opportunity Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II) is permitted to segregate or earmark liquid assets equal to a Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. For PIMCO Corporate & Income Opportunity Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted or physical settlement is not otherwise involved), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to certain other derivative instruments (including, written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under certain derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. Variable rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative. Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly Funds holding such securities may be subject to a greater risk of losses in periods of rising interest rates.

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Notes to Financial Statements (Cont.)

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of a Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of a Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as the Manager,

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seeks to minimize counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets

SEMIANNUAL REPORT	JANUARY 31, 2020	101

Notes to Financial Statements (Cont.)

in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PIMCO Corporate & Income Opportunity Fund	0.65%	(1)

PIMCO Corporate & Income Strategy Fund	0.81%	(1)

PIMCO High Income Fund	0.76%	(1)

PIMCO Income Strategy Fund	0.86%	(2)

PIMCO Income Strategy Fund II	0.83%	(2)

(1)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(2)

Management fees calculated based on the Fund’s average weekly “total managed assets”. Total managed assets includes total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board (for example, so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without

102	PIMCO CLOSED-END FUNDS

January 31, 2020 (Unaudited)

limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the ”PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended January 31, 2020, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Corporate & Income Opportunity Fund	$7,669	$59,923

PIMCO Corporate & Income Strategy Fund	2,994	16,677

PIMCO High Income Fund	1,822	39,661

PIMCO Income Strategy Fund	938	6,905

PIMCO Income Strategy Fund II	5,141	15,218

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	JANUARY 31, 2020	103

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended January 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Corporate & Income Opportunity Fund	$668	$0	$337,227	$195,896

PIMCO Corporate & Income Strategy Fund	0	0	87,658	58,900

PIMCO High Income Fund	0	0	90,752	92,961

PIMCO Income Strategy Fund	2,384	0	64,896	42,095

PIMCO Income Strategy Fund II	2,815	0	120,759	81,485

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

On March 23, 2017, the SEC declared effective a registration statement filed using the “shelf” registration process (the “Original Shelf Registration”) for PIMCO Corporate & Income Opportunity Fund (for purposes of this paragraph, the “Fund”). Pursuant to the Original Shelf Registration, the Fund was permitted to offer and sell, from time to time, in one or more offerings, up to 14,500,000 of its Common Shares, par value $0.00001 per share. The aggregate sales proceeds for the sales of the Fund’s Common Shares were subject to an aggregate cap of $229,680,000. As of July 1, 2019, the Fund had sold an aggregate of 13,662,714 Common Shares pursuant to the Original Shelf Registration, representing net proceeds to the Fund of $227,144,920 after payment of commissions. On July 3, 2019, the SEC declared effective a new registration statement filed using the “shelf” registration process for the Fund (the “New Shelf Registration”). Pursuant to the New Shelf Registration, the Fund may offer, from time to time, in one or more offerings, an aggregate offering value of up to $500,000,000 of Common Shares. During the period ended January 31, 2020, the Fund sold 6,794,912 Common Shares pursuant to the New Shelf Registration. Proceeds from the offerings during the period ended January 31, 2020 (net of commissions and fees) were $125,637,905.

On September 6, 2018, the SEC declared effective a registration statement filed using the “shelf” registration process for each of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II.

Pursuant to its shelf registration, PIMCO Income Strategy Fund may offer and sell, from time to time, in one or more offerings, up to 5,500,000 of its Common Shares, par value $0.00001 per share. The aggregate sales proceeds for the sales of the PIMCO Income Strategy Fund Common Shares are subject to an aggregate cap of $100,000,000. During the period ended January 31, 2020, the Fund sold 2,098,549 Common Shares. Proceeds from the offerings during the period ended January 31, 2020 (net of commissions and fees) were $24,340,472.

Pursuant to its shelf registration, PIMCO Income Strategy Fund II may offer and sell, from time to time, in one or more offerings, up to 11,500,000 of its Common Shares par value $0.00001 per share. The aggregate sales proceeds for the sales of the PIMCO Income Strategy Fund II Common Shares are subject to an aggregate cap of $175,000,000. During the period ended January 31, 2020, the Fund sold 4,735,989 Common Shares. Proceeds from the offerings during the period ended January 31, 2020 (net of commissions and fees) were $49,319,391.

Each Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. Any proceeds from a Fund’s offering of its common shares will be invested in accordance with its investment objective and policies as set forth in its effective registration statement.

14. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically reset every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid at least annually.

104	PIMCO CLOSED-END FUNDS

January 31, 2020 (Unaudited)

For the period ended January 31, 2020, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of January 31, 2020
PIMCO Corporate & Income Opportunity Fund
Series M	1,748	4.664%	3.062%	3.062%
Series T	1,596	4.644%	3.042%	3.082%
Series W	1,634	4.564%	3.042%	3.042%
Series TH	1,786	4.322%	3.062%	3.062%
Series F	1,742	4.664%	3.062%	3.182%
PIMCO Corporate & Income Strategy Fund
Series M	242	3.498%	2.297%	2.297%
Series T	180	3.483%	2.282%	2.312%
Series W	214	3.423%	2.282%	2.282%
Series TH	138	3.242%	2.297%	2.297%
Series F	167	3.498%	2.297%	2.387%
PIMCO High Income Fund
Series M	455	3.731%	2.450%	2.450%
Series T	526	3.715%	2.434%	2.466%
Series W	369	3.651%	2.434%	2.434%
Series TH	476	3.458%	2.450%	2.450%
Series F	496	3.731%	2.450%	2.546%
PIMCO Income Strategy Fund
Series T	698	3.482%	2.806%	2.813%
Series W	636	3.446%	2.802%	2.811%
Series TH	474	3.426%	2.803%	2.816%
PIMCO Income Strategy Fund II
Series M	671	3.523%	2.808%	2.812%
Series T	855	3.482%	2.806%	2.813%
Series W	627	3.446%	2.802%	2.811%
Series TH	706	3.426%	2.803%	2.816%

Series F	638	3.557%	2.808%	2.826%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Auction Rate Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for

SEMIANNUAL REPORT	JANUARY 31, 2020	105

Notes to Financial Statements (Cont.)

ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” as defined for the Funds in the table below:

Fund Name		Applicable %		Reference Rate		Maximum Rate(1)
PIMCO Corporate & Income Opportunity Fund		200%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PTY
PIMCO Corporate & Income Strategy Fund		150%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PCN
PIMCO High Income Fund		160%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PHK
PIMCO Income Strategy Fund	The higher of	150% 1.25%	x +	7-Day USD LIBOR OR 7-Day USD LIBOR	= =	Maximum Rate for PFL	(2)
PIMCO Income Strategy Fund II	The higher of	150% 1.25%	x +	7-Day USD LIBOR OR 7-Day USD LIBOR	= =	Maximum Rate for PFN	(2)

(1)	In any event, the Maximum Rate will not be lower than 0%.
(2)	For the avoidance of doubt, the Maximum Rate for PFL and PFN may be less than the Applicable %, but will not be lower than 0%.

The maximum rate is a function of short-term interest rates and is typically, but not necessarily, higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

On June 25, 2019, each Fund commenced a voluntary tender offer for up to 100% of its outstanding ARPS at a price equal to 87%, with respect to PIMCO Corporate & Income Strategy Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, 88%, with respect to PIMCO High Income Fund, and 93%, with respect to PIMCO

Corporate & Income Opportunity Fund, of the ARPS’ per share liquidation preference of $25,000 per share (or $21,750 per share for PIMCO Corporate & Income Strategy Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, $22,000 per share for PIMCO High Income Fund and $23,250 per share for PIMCO Corporate & Income Opportunity Fund) and any unpaid dividends accrued through the expiration of the tender offers (each, a “Tender Offer”).

On or about July 26, 2019, each Fund announced the expiration and results of its Tender Offer.

Details of the ARPS tendered and not withdrawn for each Fund for the reporting period ended July 31, 2019 are provided in the table below:

Fund Name	Liquidation Preference Per Share	Tender Offer Price Per Share	Price Percentage	Cash Exchanged for ARPS Tendered	ARPS Outstanding as of 07/31/2018	ARPS Tendered	ARPS Outstanding After Tender Offer as of 07/31/2019

PIMCO Corporate & Income Opportunity Fund	$25,000	$23,250	93%	$23,529,000	9,518	1,012	8,506

PIMCO Corporate & Income Strategy Fund	25,000	21,750	87	27,840,000	2,221	1,280	941

PIMCO High Income Fund	25,000	22,000	88	38,654,000	4,079	1,757	2,322

PIMCO Income Strategy Fund	25,000	21,750	87	5,285,250	2,051	243	1,808

PIMCO Income Strategy Fund II	25,000	21,750	87	4,371,750	3,698	201	3,497

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of January 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

106	PIMCO CLOSED-END FUNDS

January 31, 2020 (Unaudited)

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended July 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Corporate & Income Opportunity Fund	$102,160	$0

PIMCO Corporate & Income Strategy Fund	36,973	4,628

PIMCO High Income Fund	95,265	52,394

PIMCO Income Strategy Fund	24,150	1,010

PIMCO Income Strategy Fund II	57,440	2,499

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of January 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Corporate & Income Opportunity Fund	$1,830,260	$356,899	$(150,823)	$206,076

PIMCO Corporate & Income Strategy Fund	757,194	173,609	(70,688)	102,921

PIMCO High Income Fund	1,183,073	307,993	(163,939)	144,054

PIMCO Income Strategy Fund	413,453	82,964	(36,120)	46,844

PIMCO Income Strategy Fund II	833,273	184,141	(76,275)	107,866

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On February 3, 2020, the following distributions were declared to common shareholders payable March 2, 2020 to shareholders of record on February 13, 2020:

PIMCO Corporate & Income Opportunity Fund	$0.130000 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.061331 per common share
PIMCO Income Strategy Fund	$0.090000 per common share
PIMCO Income Strategy Fund II	$0.080000 per common share

On March 2, 2020, the following distributions were declared to common shareholders payable April 1, 2020 to shareholders of record on March 12, 2020:

PIMCO Corporate & Income Opportunity Fund	$0.130000 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.061331 per common share
PIMCO Income Strategy Fund	$0.090000 per common share
PIMCO Income Strategy Fund II	$0.080000 per common share

On March 12, 2020, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II filed prospectus supplements pursuant to preexisting, separate amended and restated sales agreements with JonesTrading Institutional Services LLC (“Jones Trading”), under which these Funds may from time to time offer and sell through Jones Trading as their agent, common shares of beneficial interest having an aggregate offering price of up to $47,700,000 and $76,800,000, respectively.

There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	JANUARY 31, 2020	107

Changes to Boards of Trustees

(Unaudited)

Effective December 31, 2019, Bradford K. Gallagher resigned from his position as Trustee of each Fund.

108	PIMCO CLOSED-END FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC

BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RTA	RBC (Barbados) Trading Bank Corp.

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	NatWest Markets Plc

BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SBI	Citigroup Global Markets Ltd.

BSN	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris

CDC	Natixis Securities Americas LLC	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.

CEW	Canadian Imperial Bank of Commerce	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC

CIW	CIBC World Markets Corp.	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

FBF	Credit Suisse International

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	MXN	Mexican Peso

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble

CLP	Chilean Peso	INR	Indian Rupee	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR

ARLLMONP	Argentina Blended Policy Rate	CDX.HY	Credit Derivatives Index - High Yield	PRIME	Daily US Prime Rate

BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced

BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate

SEMIANNUAL REPORT	JANUARY 31, 2020	109

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar for Auction Rate Preferred Shares

Deustsche Bank Company Americas

60 Wall Street, 16th Floor

New York, New York 10005

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF4011SAR_013120

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 8(a) is only required in an annual report on this Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the registrant’s previous annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Strategy Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: April 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: April 3, 2020

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date: April 3, 2020